                                                                   EXHIBIT 10.48

CONFIDENTIAL PORTION MARKED [*************] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.






                              FIBER LEASE AGREEMENT

                              dated April 26, 2002

                                     between

                          Williams Communications, LLC

                                       and

                     Metromedia Fiber National Network, Inc.

                               TABLE OF CONTENTS



   ARTICLE 1.  Definitions....................................................1
   ARTICLE 2.  TERMINATION OF FIBER LEASE.....................................3
   ARTICLE 3.  GRANT OF LEASE AND BACKBONE ACCESS.............................3
   ARTICLE 4.  CONSIDERATION; FEES............................................4
   ARTICLE 5.  DELIVERY AND ACCEPTANCE........................................5
   ARTICLE 6.  COLLOCATION AND MAINTENANCE....................................8
   ARTICLE 7.  AUTHORIZATIONS.................................................8
   ARTICLE 8.  Intentionally Omitted..........................................9
   ARTICLE 9.  INTERCONNECTION OF LESSEE'S SYSTEM.............................9
   ARTICLE 10. USE OF THE LESSEE FIBER.......................................11
   ARTICLE 11. PAYMENT TERMS.................................................11
   ARTICLE 12. INDEMNIFICATION...............................................12
   ARTICLE 13. INSURANCE.....................................................12
   ARTICLE 14. Taxes and Franchise, License and Permit Fees..................13
   ARTICLE 15. Notice........................................................14
   ARTICLE 16. Confidentiality and Publicity.................................15
   ARTICLE 17. DEFAULT.......................................................16
   ARTICLE 18. FORCE MAJEURE.................................................17
   ARTICLE 19. ARBITRATION...................................................18
   ARTICLE 20. ASSIGNMENT....................................................18
   ARTICLE 21. RULES OF CONSTRUCTION.........................................19
   ARTICLE 22. Representations and Warranties................................21
   ARTICLE 23. LIMITATION OF LIABILITY.......................................22
   ARTICLE 24. AUDIT RIGHTS..................................................23
   ARTICLE 25. IMPROPER PAYMENTS PROHIBITED..................................23
   ARTICLE 26. ENTIRE AGREEMENT; AMENDMENT; EXECUTION........................23


EXHIBITS:

Exhibit A         Fiber Testing Specifications
Exhibit B         Lessee Fiber and Maps
Exhibit C         Buildings
Exhibit D         Form of As-Builts
Exhibit E         Construction Specifications

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT (this "Agreement") is made as of the 26 day of April, 2002, (the "Effective Date") by and between WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company ("Williams Communications") and METROMEDIA FIBER NATIONAL NETWORK, INC., a Delaware corporation ("Lessee").

         BACKGROUND

A. Williams Communications owns or controls interstate fiber optic communication systems located in the continental United States (the "Williams Communications System");

B. Williams Communications desires to grant to Lessee a lease ("Lease") in certain optical fibers in the Williams Communications System and Lessee desires to accept a Lease in such fibers, all upon the terms and conditions set forth in this Agreement.

         TERMS OF AGREEMENT

Accordingly, in consideration of the mutual promises set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE 1. DEFINITIONS

The following terms shall have the stated definitions in this Agreement.

"ACCEPTANCE DATE" means the date when Lessee delivers (or is deemed to have delivered) a notice of acceptance with respect to each delivery of Lessee Fiber as further described in Section 5.3.

"AFFILIATE" means, with respect to any entity, an entity controlling, controlled by, or under common control with such entity by means of direct or indirect equity ownership or otherwise. As used in this Agreement, "control" shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

"BACKBONE ACCESS" shall have the meaning set forth in Section 3.4.

"BACKBONE ACCESS CHARGES" shall have the meaning set forth in Section 4.2.

"BUILDING" means any transmission site, regeneration site, or point-of-presence ("POP").

"CONFIDENTIAL INFORMATION" shall have the meaning set forth in Section 16.1.

"COSTS" means actual and directly related costs accumulated in accordance with the established accounting procedure used by Williams Communications or Lessee or their respective contractors or subcontractors, as the case may be, which costs include the following: (a) labor costs, including wages, salaries, benefits and overhead allocable to such labor costs (Lessee's or Williams Communications' overhead allocation percentage shall not exceed the lesser of
(i) the percentage such party allocates to its internal projects or (ii) one hundred and thirty percent (130%), and (b) other direct costs and out-of-pocket expenses on a pass-through basis (e.g., equipment, materials, supplies, contract services, etc.).

"DELIVERY DATE" means each date Williams Communications delivers or previously delivered Lessee Fiber to Lessee, including all test deliverables.

"DEMARCATION POINT" means the point where Williams Communications's installation, maintenance and operation obligations terminate as further described in Article 9.

"DIVERSITY" means the provision of physically separated optical facilities that, when equipped with suitable optronics, are capable of providing an alternate transmission path without human or mechanical intervention. The alternate facilities shall, except at each Demarcation Point, have at least thirty (30) feet of separation in any direction and shall not be on the same poles, towers, river crossings, bridges, viaducts, elevated walkways, or similar structures.

"EQUIPMENT" means Lessee's electronic, optronic and power equipment necessary for the operation of the Lessee Fiber.

"EXPIRATION DATE" shall have the meaning set forth in the definition of "Term" below.

"FACILITY OWNERS/LENDERS" means any entity (other than Williams Communications):
(a) owning any portion of the System or any property or security interest therein, (b) leasing to Williams Communications, or providing an Lease to Williams Communications in, any portion of the System, or (c) that is a lender (including any party holding legal title or a security interest in the Williams Communications System as a lessor or a creditor) with respect to Williams Communications or any Affiliates of Williams Communications.

"FIBER ACCEPTANCE TESTING" shall have the meaning set forth in Section 5.2(a).

"FIBER TESTING SPECIFICATIONS" are set forth in Exhibit A.

"LESSEE FIBER" shall have the meaning set forth in Section 3.1.

"RELEASED PARTY" means each of the following:

         (a) any Affiliates of the other party and any Facility Owners/Lenders;

         (b) any employee, officer, director, stockholder, partner, member, or trustee of the other party or of its Affiliates or Facility Owners/Lenders; or

         (c) assignees of the entities included in the above subparagraphs (a) or (b) and any employee, officer, director, stockholder, partner, member, or trustee of such assignees.

"RIGHT-OF-WAY AUTHORIZATIONS" means any underlying agreements, easements, permits, or licenses, by which Williams Communications obtains rights to perform its obligations hereunder with respect to the Williams Communications System, Buildings and Lessee Fiber from:

         (a) underlying owners of real or personal property, or right-of-way holders,

         (b) grantors of IRU or other rights or licenses with respect to all or a portion of its System,

         (c) parties granting duct usage and pole attachment rights, and

         (d) any governmental authority (including franchising agencies, environmental regulation agencies, and public utility commissions).

"SPLICE POINT" is defined in Section 9.1.

"TERM" begins on the Effective Date and expires 20 years after the latest Acceptance Date (the "Expiration Date") under this Agreement.

ARTICLE 2. TERMINATION OF FIBER LEASE

This Agreement cancels and replaces the Fiber Lease Agreement dated September 16, 1999 between the parties covering the Williams Communications System, including all amendments thereto (the "Fiber Lease"). Immediately upon the Effective Date, the Fiber Lease is terminated and of no further force and effect.

ARTICLE 3. GRANT OF LEASE AND BACKBONE ACCESS

3.1 LESSEE FIBER. Unless otherwise converted to an IRU pursuant to Section 3.6, Williams Communications grants to Lessee a Lease in 27,000 fiber miles in the MFN System (the "Lessee Fiber") for a period of 20 years beginning on the Acceptance Date for each segment, which Lessee Fiber is identified by segment in Exhibit B. To the extent the Acceptance Date for any Lessee Fiber has not occurred as of the Effective Date, Williams Communications has the obligation to design, engineer, install, and construct or acquire such Lessee Fiber. Unless otherwise accepted by Lessee, all Lessee Fiber shall provide Diversity. Lessee agrees to pay the fees set forth in Section 4.1 for the Lessee Fibers.

3.2 LEASE LIMITATIONS. The Lease granted to Lessee hereunder and any rights granted by Lessee to third party users, are subject to all Right-of-Way Authorizations applicable to the Williams Communications System and the Buildings. Lessee will adhere to the requirements of all such Right-of-Way Authorizations. The Lease of the Lessee Fiber hereunder does not convey any legal title to any real or personal property, including the fibers, cable, or the Williams Communications System. This Lease does not include any Equipment used to transmit capacity over, or to "light," the Lessee Fiber.

3.3 BUILDING TERMINATION. Williams Communications is obligated to terminate the Lessee Fiber at a Demarcation Point serving the Buildings listed in Exhibit C. To the extent the Lessee Fiber does not terminate at the Buildings listed in Exhibit C as of the Effective Date, Williams Communications has the obligation to design, engineer, install, and construct or acquire fiber and terminate such fiber at such Buildings. All such terminations established by Williams Communications shall comply with the relevant Fiber Testing Specifications (including the splice loss and optical fiber specifications) set forth in Exhibit A and with relevant telecommunications industry practices.

3.4 BACKBONE ACCESS. Lessee may access the Lessee Fibers along the backbone of the Williams Communications System at any Building or mutually agreed upon Splice Point. Lessee agrees to pay the Backbone Access Payment set forth in
Section 4.2 for such Backbone Access.

3.5 CONVERSION TO IRU. At any time during the Term, upon the request of Lessee and Lessee's payment to Williams Communications of the net present value of the Lease Payments and Backbone Access Payments calculated based upon a mutually agreed upon discount rate, Williams Communications shall grant to Lessee an Indefeasible Right of Use to the Lessee Fibers and Backbone Access equal to the remaining term of this Agreement.

ARTICLE 4. CONSIDERATION; FEES

4.1 LEASE PAYMENTS. Williams Communications represents that the fiber miles set forth in Exhibit B, are either the actual fiber miles (calculated as the route miles traversed by the Lessee Fiber multiplied by the number of Lessee Fibers on the route) or a bona fide estimate thereof.

         (a) Except as set forth in the following subsection, Lessee shall make monthly payments to Williams Communications in advance during the Term, in an amount calculated as [*****] PER FIBER MILE PER MONTH ("Lease Payments") based 27,000 fiber miles set forth in Exhibit B, for a total lease payment of [********] during the Term. Lease payments begin upon the Effective Date.

         (b) The parties agree that Lessee shall make monthly payments in the amount of [***********] (80,140 fiber miles) up through and including the April billing (for May service) which represents the monthly charge for 6 fibers along the route of the Lessee Fiber (the "Penalty Fee"). Thereafter, Lessee shall only be responsible for Lease Payments equal to the monthly charge for the Lessee Fibers set forth in Exhibit B. The Penalty Fee is in exchange for the downsizing of Lessee's commitment in the Fiber Lease to the commitment represented by this Agreement.

4.2 BACKBONE ACCESS PAYMENTS. In exchange for Backbone Access, Lessee shall make monthly payments to Williams Communications in advance ("Backbone Access Payment").

         (a) The Backbone Access Payment is calculated as follows:

               Total                             Price per
          Number of fibers                        fiber per
             terminated                        interconnection
          ----------------                     ---------------

                  [*]                               [****]
                  [*]                                [***]
                  [*]                                [***]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]

4.3 PAYMENT TERMS. Building Access Payments and Lease Payments commence on the first day of the month beginning with the month after the Acceptance Date of the relevant Lessee Fiber and/or Building, except that the first payment shall include payment from the Acceptance Date to the last day of the month during which the Acceptance Date occurs, as well as payment for the first full month after the Acceptance Date. Lessee shall continue making such payments through the first day of the month in which the Expiration Date occurs, unless the Agreement is terminated prior to the Expiration Date as herein provided. All payments are payable in accordance with Article 11.

4.4 NO BACKBONE ACCESS PAYMENTS AT POPS. Williams Communications will not charge a Backbone Access Payment for termination within Williams Communications POPs, transmission sites or regeneration sites where Lessee is collocating with Williams Communications, or at Lessee's POPs.

ARTICLE 5. DELIVERY AND ACCEPTANCE

5.1 DELIVERY. To the extent not already delivered by Williams Communications and accepted by Lessee, Williams Communications will use commercially reasonable efforts to deliver the Lessee Fiber and Buildings by the scheduled Delivery Date for each stated in Exhibit B and Exhibit C, respectively. In the event Williams Communications anticipates a failure to deliver any of the Lessee Fiber or Buildings by the scheduled Delivery Date, the parties will designate representatives to meet and review the status of the delivery. If the scheduled Delivery Date for any segment of Lessee Fiber or a Building is in fact delayed, such delay will be considered a triggering event for the accrual of liquidated damages to the Lessee as follows:

         (a) Subject to subsections (b), (c) and (d) below, and provided the delay is not caused in whole or in part by Lessee, Lessee is entitled to a credit against monthly charges in an amount equal to [***] per fiber mile of the segment of Lessee Fiber for which the Delivery Date is delayed per month until such time as such segment is delivered, and a credit against monthly charges in an amount equal to [******] per delayed Building per month until delivered ("Liquidated Damages");

         (b) Liquidated Damages for each segment of Lessee Fibers is limited to 50% of the present value of the total monthly charges payable based on [******] per fiber mile (using a discount factor of [***]) associated with the fiber miles for the delayed segment. As an example, if a segment consisting of [***] fiber miles is delayed under the Agreement, the present value of monthly charges for that segment is [***********], and the total maximum Liquidated Damages payable to Lessee for the delayed segment, regardless of duration of delay is [***********]. Partial months of delay will be credited on a daily pro-rated basis;

         (c) Liquidated Damages for Lessee Fiber for all delays are limited to [***] of the then-current monthly invoicing of [******] per fiber mile to Lessee. As an example, if Williams Communications is currently billing Lessee [********] per month, Lessee is entitled to a maximum of [********] per month in Liquidated Damages, regardless of the number of delayed segments;

         (d) Lessee may terminate the Agreement with respect a delayed segment of Lessee Fibers or a delayed Building upon 15 days prior written notice to Williams Communications, unless and until delivery actually occurs. Upon termination, Liquidated Damages will cease to accrue for the terminated segments and/or Buildings, and Williams Communications has no further payment obligations with respect to such segment.

The parties agree that the Liquidated Damages represent a reasonable estimate of anticipated damages incurred by Lessee in the event of a delay of a segment of Lessee Fiber or a Building. The Liquidated Damages and termination of a segment with a reduction of payment obligations are the sole and exclusive remedies of the Lessee and the sole and exclusive liabilities of Williams Communications with respect to a delivery delay, and provided each party has complied with the terms of this Section 5.1, under no circumstances will a delay in the Delivery Date for a segment of Lessee Fiber or a Building be considered a default.

5.2 ACCEPTANCE AND TESTING OF FIBERS

         (a) WILLIAMS COMMUNICATIONS TESTING. Williams Communications shall give notice to Lessee at least 21 days prior to the date Williams Communications intends to begin testing of Lessee Fiber ("Fiber Acceptance Testing"). Lessee shall have the right, but not the obligation, to have a representative present at such Fiber Acceptance Testing. Williams

Communications shall perform Fiber Acceptance Testing of the Lessee Fiber and provide test deliverables to Lessee in accordance with Exhibit A.

         (b) OBJECTIONS TO TEST RESULTS. Lessee shall have 21 calendar days after receipt of test deliverables to provide Williams Communications written notice of any bona fide determination by Lessee that the Lessee Fiber does not meet the Fiber Testing Specifications. Such notice shall identify the specific data that indicate a failure or other specific reasons that such Lessee Fiber fail to meet the Fiber Testing Specifications.

         (c) RESPONSE TO OBJECTIONS. Upon receiving written notice from Lessee pursuant to Section 5.2(b), Williams Communications shall either: (i) expeditiously take such action as shall be reasonably necessary to cause such portion of the Lessee Fiber to meet the Fiber Testing Specifications and then re-test the Lessee Fiber in accordance with the provisions of this Article; or
(ii) provide Lessee written notice that Williams Communications disputes Lessee's determination that the Lessee Fiber does not meet the Fiber Testing Specifications. After taking corrective actions and re-testing the Lessee Fiber, Williams Communications shall provide to Lessee a copy of the new test deliverables and Lessee shall again have all rights provided in this Article with respect to such new test deliverables. The cycle described above of testing, taking corrective action and re-testing shall take place until the Lessee Fiber is accepted.

         (d) INDEPENDENT TESTING. If Williams Communications provides notice to Lessee pursuant to Subsection 5.2(c)(ii), Lessee shall within five calendar days of such notice designate by written notice to Williams Communications the names and addresses of three reputable and independent fiber optic testing companies. Williams Communications shall designate one of such companies to conduct an independent re-test of the Lessee Fiber for the relevant Lessee Fiber. If, after such re-testing, the testing company determines that the Lessee Fiber so tested:
(i) meet the Fiber Testing Specifications, then Lessee shall pay the testing company's charges for performing the testing and the Acceptance Date for the relevant Lessee Fiber shall be 21 calendar days after the date that Williams Communications originally provided its test deliverables; or (ii) do not meet the Fiber Testing Specifications, then Williams Communications shall pay the testing company's charges for performing the testing and shall perform the corrective action and re-testing set forth in Subsection 5.2(c)(i).

5.3 ACCEPTANCE. Unless Lessee provides a timely written objection pursuant to
Section 5.2, the Acceptance Date for each delivery occurs on the twenty-first calendar day after the Delivery Date, or, if earlier, the date Lessee (a) provides written acceptance of the Lessee Fiber or Building or (b) commences use of the Lessee Fiber or Building. Any failure by Lessee to accept or reject the Lessee Fiber within the 21-day period, or any use of the Lessee Fiber by Lessee Fiber for any purpose other than testing, constitutes acceptance for purposes of this Agreement and Lessee is deemed to have accepted upon such use or on the 22nd day after the Delivery Date.

5.4 AS-BUILT DRAWINGS. Williams Communications will provide to Lessee, within 180 days of the Acceptance Date, as-built drawings of Lessee Fiber in the format described in Exhibit D to this Agreement.

5.5 INTRABUILDING EXTENSIONS. Lessee may elect to obtain either fiber optic or metallic (e.g., coaxial cable or copper twisted pair) extensions between a Williams Communications Demarcation Point at a Building and another point within the same Building. Upon written request for either such extension setting forth the design and terminating location of such extension, Williams Communications shall, at its sole discretion and in accordance with its then-standard order intervals, either (a) construct a Lessee-owned riser for a nonrecurring charge equal to its Cost; (b) designate at least one, but up to three, reputable Williams Communications-approved contractors authorized to perform such work, in which case Williams Communications shall have no responsibility for such extension and Lessee shall deal directly with any such contractor for Lessee-owned risers; or (c) provide Williams Communication-owned riser at Williams Communications' then-current charge. Williams Communications shall reasonably cooperate with any such approved contractors selected by Lessee to allow them to perform such work.

5.6 USE OF PARTIALLY COMPLETED SEGMENT. If Williams Communications has not delivered a segment of Lessee Fiber by the scheduled Delivery Date, but some portions of the segment are available for use, Williams Communications shall, upon request of Lessee, permit Lessee to use such available portions and Lessee shall pay a pro rata share of the lease payment with respect to the Lessee Fibers in such segment. In addition, in the event that Lessee elects to accept a portion of a segment of Lessee Fiber prior to the time that a complete segment or ring is available for use, the late fee payment set forth in Section 5.1 shall be reduced in proportion to the Lessee Fibers in the segment or ring being utilized.

5.7 EARLY DELIVERY. In the event that Williams Communications has any Lessee Fibers available prior to the scheduled Delivery Date, Williams Communications may give notice to Lessee, offering to deliver such Lessee Fibers prior to the scheduled Delivery Date therefore. Lessee shall advise Williams Communications whether or not Lessee desires to begin using such Lessee Fibers prior to the scheduled Delivery Date. If Lessee elects to begin such use prior to the scheduled Delivery Date, the Term of such Lessee Fibers and payment obligations shall commence upon the actual Acceptance Date thereof.

ARTICLE 6. COLLOCATION AND MAINTENANCE

Collocation, operation and maintenance of the Lessee Fiber is governed by the Collocation and Maintenance Agreement, dated contemporaneously with this Agreement.

ARTICLE 7. AUTHORIZATIONS

7.1 MAINTAINING AUTHORIZATIONS. Williams Communications shall use commercially reasonable efforts to maintain, renew, or replace the Right-of-Way Authorizations during the Term. If Williams Communications determines it is not commercially reasonable to maintain, renew or replace any of its existing Right-of-Way Authorizations during the Term, then Williams Communications shall give notice to Lessee and shall cooperate with Lessee, at Lessee's written request, to attempt to maintain, renew or replace such Right-of-Way Authorizations, at Lessee's sole Cost. During the last three years of the Term, upon written notice from Lessee requesting such information, Williams Communications shall promptly provide written notice of the status (including any potential or pending terminations or expirations) of Right-of-Way Authorizations relating to the Lessee Fiber, including but not limited to whether or not Williams Communications intends to extend or renew any Right-of-Way Authorizations. In the event that during the Term any Right-of-Way Authorization expires or is terminated and is not replaced, Lessee shall have the right upon 30 days prior written notice to Williams Communications, to terminate the Lease with respect to the Lessee Fiber affected by such expired or terminated Right-of-Way Authorization. Upon such termination, Lessee's obligation to make any Lease payments with respect to which the Lease has been terminated shall expire.

7.2 EXTENSION OF LEASE TERM. To the extent Williams Communications has elected to maintain or extend or replace Right-of-Way Authorizations with respect to this Lease beyond the Term, Lessee may request an extension of the Term of such Lease, and Williams Communications agrees to negotiate with Lessee with respect to such extension, but Williams Communications shall have no obligation to grant any such extension.

ARTICLE 8. INTENTIONALLY OMITTED

ARTICLE 9. INTERCONNECTION OF LESSEE'S SYSTEM

9.1 SPLICE POINTS. In the event Lessee seeks to establish its own interconnection with the Lessee Fiber to establish Backbone Access, Williams Communication shall provide, at Lessee's Cost, fiber drops from interconnection points at Williams Communication System to the edge of Williams Communications right-of-way at points mutually agreed upon in writing by the parties ("Splice Point(s)"). Williams Communications shall use commercially reasonable efforts to provide Splice Points at the locations requested by Lessee subject to the limitations in the Right-of-Way Authorizations. Subject to the terms of the Right-of-Way Authorizations and Section 9.3, Williams Communications shall also provide Lessee reasonable access to any such Splice Points. Unless otherwise agreed, Lessee must provide and install Lessee-owned manholes/handholes and/or conduit to the selected Williams Communications manhole/handhole for Splice Point interconnection. All work in Williams Communications manholes/handholes and splice enclosures, including splicing and manhole/handhole penetration, will be managed and supervised by Williams Communications.

9.2 DEMARCATION POINT.

         (a) BUILDINGS. The Demarcation Point for a Building shall be at:

                  (i) Williams Communications' fiber patch panel or the DSX-N panel (as designated by Williams Communications) for interconnections at Buildings having either of such panels; or

                  (ii) the furthest point inside a Building, including a local exchange carrier's central office, to which Williams Communications is allowed to take the fiber; and, to the extent Williams Communications is later allowed to install or access a fiber patch panel or DSX-N panel inside of such Building, such point shall become the Demarcation Point and Williams Communications agrees to deliver Lessee Fiber to such point.

Where neither of the Demarcation Points described in (i) or (ii) above exist, the Demarcation Point shall be selected by Williams Communications consistent with reasonable industry and Williams Communications practices.

         (b) SPLICE POINTS. The Demarcation Point for each Splice Point is at the Lessee-provided manhole/handhole unless otherwise agreed upon by the parties..

9.3 ADDITIONAL LIMITATIONS ON INTERCONNECTION RIGHTS. Lessee's exercise of the right to interconnect with Lessee Fibers for Backbone Access as set forth in
Section 3.4 and Section 9.1 shall be subject to any prohibitions or restrictions in Williams Communications' Right-of-Way Authorizations. Lessee may not establish an interconnection that Williams Communications, in its reasonable discretion (applied without unreasonable discrimination with respect to interconnections made by Williams Communications or third parties), determines is likely to materially and adversely affect the Williams Communications System.

9.4 FACILITIES OWNERSHIP AND CONTROL. Lessee shall retain ownership of any portion of facilities on its side of the Demarcation Point during the Term of this Agreement and Williams Communications shall have no obligation to maintain, repair, relocate, or monitor such Lessee facilities (including any fiber drop facilities established pursuant to Section 9.1). Lessee shall not access a splice, splice box, splice vault, or similar facility interconnecting with Williams Communications' System. Williams Communications shall perform any work required with respect to such splice facilities and may invoice Lessee for the Cost of performing such work at the request of Lessee (except to the extent the work relates to the termination in a Building).

9.5 LESSEE RESPONSIBILITY. Subject to the provisions herein, Lessee shall be responsible for obtaining the rights required and for all costs of:

         (a) obtaining rights of way within or beyond Williams Communications' Right-of-Way Authorizations;

         (b) obtaining building access, entry rights, ducts, or riser cables to interconnect in buildings or any access beyond Williams Communications' Demarcation Point with respect to a Building;

         (c) providing all Equipment and Williams Communications-approved materials to construct and install each interconnection, including cables and conduit and any labor charges associated therewith; and

         (d) bringing facilities to and connecting them with Williams Communications' System.

9.6 THIRD PARTY RELATIONS. If necessary, and where applicable, Williams Communications shall assist Lessee, at Lessee's Cost, in obtaining from any land or building owner, Williams Communications, or private or governmental right-of-way owner, any rights required to access and exit interconnection points. Lessee shall use reasonable efforts to avoid damaging the relationships between Williams Communications and such third parties.

ARTICLE 10. USE OF THE LESSEE FIBER

10.1 OBLIGATION TO COMPLY WITH LAWS; EXCLUSIVE USE. Lessee shall comply in all material respects with all applicable government codes, ordinances, laws, rules, regulations, Right-of-Way Authorizations and/or restrictions in its use of Williams Communications' System. Subject to Article 20, Lessee may use the Lessee Fiber for any lawful telecommunications purpose. Williams Communications shall have no right to use Lessee Fiber during the Term of this Agreement.

10.2 SYSTEM DAMAGE. Williams Communications and Lessee shall promptly notify each other of any matters pertaining to any damage or impending damage to or loss of the Williams Communications System that are known to such party. Lessee shall take all commercially reasonable precautions against, and shall assume liability, subject to the terms herein, for, any damage caused by it to the Williams Communications System. Lessee shall not use the Lessee Fiber in a way that interferes in any material way with or materially adversely affects the use of any fibers of Williams Communications or the Williams Communications System.

10.3 REGULATORY COOPERATION. Each party shall cooperate with and support the other in complying with any requirements applicable to the Williams Communications System imposed by any governmental or regulatory agency or authority.

10.4 LIENS. Lessee shall not cause or permit any part of the Williams Communications System to become subject to any mechanics lien, materialmans lien, vendors lien, or any similar lien whether by operation of law or otherwise. If Lessee breaches its obligations under this Section, it shall immediately notify Williams Communications in writing, shall promptly cause such lien to be discharged and released of record without cost to Williams Communications, and shall indemnify Williams Communications against all costs and expenses (including reasonable attorney's fees and court costs at trial and on appeal) incurred in discharging and releasing such lien.

ARTICLE 11. PAYMENT TERMS

11.1 TIME AND METHOD OF PAYMENT. Monthly payments for Lease Fiber and Backbone Access shall be made by wire transfer, to the account designated on the invoice of Williams Communications, within thirty (30) days of the delivery of such invoice. Except as otherwise set forth in this Agreement, all other amounts due hereunder shall be paid within 30 calendar days of the invoice delivery date. Except as otherwise provided, payments may be made by check or draft of immediately available funds delivered to the address designated in writing by the other party (e.g., in a statement or invoice) or, failing such designation, to the address for notice provided pursuant to Section 15.1. Except as set forth herein, a party may issue an invoice after incurring any costs subject to reimbursement by the other party or after the time period during which a charge accrues.

11.2 LATE PAYMENT CHARGES. If Lessee fails to make any payment under this Agreement when due, such unpaid amounts shall accrue interest, from the date such payment is due until paid, including accrued interest, at the lower of eighteen percent (18%) annual interest or the highest percentage allowed by law.

11.3 MONTHLY NETTING AGREEMENT. Notwithstanding anything to the contrary contained herein, that certain Monthly Netting Agreement between the parties dated October 30, 2001 shall govern payments made under this Agreement for the term of such Monthly Netting Agreement.

ARTICLE 12. INDEMNIFICATION

12.1 INDEMNITY OBLIGATION. Each party shall indemnify, defend, protect and hold harmless the other party, its employees, officers, directors, agents, shareholders, affiliates, Facility Owners/Lenders, and other parties to Right-of-Way Authorizations that are entitled to indemnity by such indemnifying party, from and against, and assumes liability for:

         (a) Any injury, loss or damage to any person, tangible property or facilities of any person or entity (including reasonable attorney's fees and costs), to the extent arising out of or resulting from the acts or omissions, negligent or otherwise, of the indemnifying party, its officers, employees, servants, affiliates, agents or contractors in connection with its performance under this Agreement; and

         (b) Any claims, liabilities or damages arising out of any violation by the indemnifying party of regulations, rules, statutes or court orders of any local, state or federal governmental agency, court or body in connection with its performance under this Agreement.

12.2 NO LIMITATION ON CLAIMS AGAINST OTHER PARTIES. Except as set forth herein, and subject to the terms of any underlying agreements between Williams Communications and any third person, nothing contained herein shall operate as a limitation on the right of either party hereto to bring an action for damages against any third person, including indirect, special or consequential damages, based on any acts or omissions of such third person as such acts or omissions may affect the construction, operation or use of the Lessee Fiber; provided, however, that each party hereto shall assign such rights of claims, execute such documents and do whatever else may be reasonably necessary to enable the other party to pursue any such action against such third person.

ARTICLE 13. INSURANCE

13.1 OBLIGATION TO OBTAIN. During the Term of this Agreement, the parties shall each obtain and maintain not less than the following insurance:

(a) Commercial General Liability Insurance, including coverage for sudden and accidental pollution legal liability, with a combined single limit of $10,000,000 for bodily injury and property damage per occurrence and in the aggregate; provided that such coverage may be obtained through a combination of specific and umbrella or excess liability policies.

(b) Worker's Compensation Insurance in amounts required by applicable law and Employers Liability Insurance with limits not less than $1,000,000 each accident. If a party is to perform work in Nevada, North Dakota, Ohio, Washington, Wyoming, or West Virginia, the party shall participate in the appropriate state fund(s) to cover all eligible employees and provide a stop gap endorsement.

(c) Automobile Liability Insurance with a combined single limit of $2,000,000 for bodily injury and property damage per occurrence, to include coverage for all owned, non-owned, and hired vehicles; provided that such coverage may be obtained through a combination of specific and umbrella or excess liability policies.

The limits set forth above are minimum limits and shall not be construed to limit the liability of either party.

13.2 POLICY REQUIREMENTS. Each party shall obtain and maintain the insurance policies required above with companies rated A- or better by Best's Key Rating Guide or with a similar rating by another generally recognized rating agency. The other party, its Affiliates, officers, directors, and employees, and any other party entitled to indemnification hereunder shall be named as additional insureds to the extent of such indemnification. Each party shall provide the other party with an insurance certificate confirming compliance with the insurance requirements of this Article. The insurance certificate shall indicate that the other party shall be notified not less than 30 calendar days prior to any cancellation or material change in coverage. If either party provides any of the foregoing coverages through a claims made policy basis, that party shall cause such policy or policies to be maintained for at least three years beyond the expiration of this Agreement.

13.3 WAIVER OF SUBROGATION. The parties shall each obtain from the insurance companies providing the coverages required by this Agreement a waiver of all rights of subrogation or recovery in favor of the other party and, as applicable, its members, managers, shareholders, Affiliates, assignees, officers, directors, and employees or any other party entitled to indemnity under this Agreement to the extent of such indemnity.

13.4 BLANKET POLICIES; SELF-INSURANCE. Nothing in this Agreement shall be construed to prevent either party from satisfying its insurance obligations pursuant to this Agreement (a) under a blanket policy or policies of insurance that meet or exceed the requirements of this Article or (b) with respect to the insurance required in Sections 13.1(b) and (c), with the consent of the other party, which consent shall not be unreasonably withheld, self-insurance.

ARTICLE 14. TAXES AND FRANCHISE, LICENSE AND PERMIT FEES

14.1 OBLIGATIONS TO PAY RIGHT-OF-WAY CHARGES AND TAXES. The parties acknowledge that a material premise of this Agreement is that during the Term, Williams Communications shall obtain, and use commercially reasonable efforts to maintain, its Right-of-Way Authorizations at its own cost. Williams Communications shall timely pay any and all (a) taxes, franchise, license and permit fees based on the physical location of the Williams Communications System, and/or the construction thereof in or on public roads, highways or rights-of-way; and (b) Right-of-Way Authorization payments applicable to the System. Notwithstanding the foregoing, Lessee shall pay any taxes, franchise, license and permit fees based upon its Lease or use of Lessee Fiber. Failure to pay such taxes or payments by the party responsible therefor, which continues after seven (7) calendar days written notice thereof by the other party, shall authorize, but not obligate, the other party to make such payments and responsible party shall reimburse the other party for such payments promptly upon demand together with interest at the rate set forth in Section 14.2 from the date that the other party made such payment until reimbursed by the responsible party.

14.2 OBLIGATION TO TIMELY PAY TAXES BASED ON REVENUES. Except as set forth in
Section 14.1, Lessee shall pay any and all sales, use, income, gross receipts or other taxes assessed based upon revenues Lessee receives due to its use of the Lessee Fiber.

14.3 RIGHT TO CONTEST TAXES. Notwithstanding any provision herein to the contrary, a party shall have the right by appropriate proceedings brought in good faith to protest the imposition and/or amount of any taxes or franchise, license or permit fees imposed on or assessed against it. In such event, the protesting party shall indemnify and hold the other party harmless from any expense, legal action or cost, including reasonable attorney's fees, resulting from the protesting party's exercise of its rights hereunder.

14.4 PROHIBITION ON AGREEMENTS AFFECTING OTHER PARTY. Without the prior consent of Lessee, Williams Communications shall not enter into any agreement that would have the effect of obligating Lessee to pay additional taxes or franchise, license or permit fees unless such agreement is required by a government or agency thereof in connection with the grant of a franchise, license, permit or similar governmental requirement or required pursuant to a Right-of-Way Authorization.

ARTICLE 15. NOTICE

15.1 ADDRESSES. Unless otherwise provided herein, all notices and communications concerning this Agreement shall be addressed to the other party as follows:

If to WC:                  Williams Communications, LLC
                           Attn: Contract Management
                           One Technology  Center, MD-6H
                           Tulsa, Oklahoma 74103
                           Facsimile:  (918) 547-0460
with a copy to:            Williams Communications, LLC
                           Attn:   Lease Administration
                           One Technology Center, 8A
                           Tulsa, OK 74103
                           Facsimile:  (918) 547-2914

and                        Williams Communications, LLC
                           Attn: General Counsel
                           One Technology Center, TC-15A
                           Tulsa, Oklahoma 7415
                           Facsimile:  (918) 547-2630

If to Lessee:              Metromedia Fiber Network Services, Inc.
                           360 Hamilton Avenue
                           White Plains, New York 10601
                           Attn:  President
                           Facsimile:  (914) 421-7550

With a copy to:            Metromedia Fiber Network Services, Inc.
                           360 Hamilton Avenue
                           White Plains, New York 10601
                           Attn:  General Counsel
                           Facsimile:  (914) 421-6793

or at such other address as may be designated in writing to the other party (a party may designate a separate address for delivery of invoices).

15.2 METHOD FOR DELIVERING NOTICES AND INVOICES. Unless otherwise provided herein, notices and invoices shall be in writing and sent by registered or certified U.S. Mail, postage prepaid, or by commercial overnight delivery service, or by facsimile, and shall be deemed served or delivered to the addressee or its office on the date of receipt acknowledgment, or if by facsimile, upon confirmation of transmission or if postal claim notices are given, on the date of its return marked "unclaimed," provided, however, that upon receipt of a returned notice marked "unclaimed," the sending party shall make reasonable effort to contact and notify the other party by telephone.

ARTICLE 16. CONFIDENTIALITY AND PUBLICITY

16.1 CONFIDENTIAL INFORMATION. The terms and conditions of this Agreement and all documents referenced herein, communications between the parties regarding this Agreement, information provided in connection with or pursuant to this Agreement or the service to be provided hereunder, as well as any financial or business information of either party are confidential ("Confidential Information"). Such Confidential Information shall be held in confidence, and the receiving party shall afford such Confidential Information the same care and protection as it affords generally to its own Confidential Information (which in any case shall be not less than reasonable care) to avoid disclosure to or unauthorized use by any third party. All Confidential Information shall remain the property of the disclosing party, shall be used by the receiving party only for its intended purpose, and such Confidential Information, including all copies thereof, shall be returned to the disclosing party or destroyed after the receiving party's need for it has expired or upon the request of the disclosing party. Confidential Information shall not be reproduced except to the extent necessary to accomplish the purposes and intent of this Agreement, or as otherwise may be permitted in writing by the disclosing party. Notwithstanding anything contained herein to the contrary, neither party shall be required to keep confidential any information that (a) becomes publicly available other than through the actions or omissions of the receiving party; (b) is required to be disclosed pursuant to a governmental or judicial rule, order or regulation; (c) the recipient of the Confidential Information independently develops; (d) becomes available to the receiving party without restriction from a third party; (e) is required by its lender and is given to such lender on a confidential basis; or (f) is subject to "due diligence" review by a potential acquirer of a significant equity interest in it or its ultimate or intermediate parent company (a significant equity interest shall be an interest of at least 5% of the voting equity of a party or of securities having a market value of at least $100 million) and is given to such potential acquirer on a confidential basis.

16.2 PUBLICITY. Following the Effective Date, the parties shall coordinate and cooperate with each other when making public announcements or disclosures to any governmental entities related to the terms of this Agreement and each party shall have the right to promptly review, comment upon and approve (such approval not to be unreasonably withheld or delayed) any publicity materials, press releases or other public statements or disclosures to governmental entities by the other party that refer to, or that describe any aspect of this Agreement; provided, however, that no party shall have an approval right with respect to any public announcements or disclosures to any governmental entities which are, in the reasonable judgment of the party making such public announcement or disclosure, required by law.

ARTICLE 17. DEFAULT

17.1 PARTIAL TERMINATION UPON DEFAULT. Either party, upon written notice to the other party after the other party's default and the other party's failure to cure any default in the performance of any material obligation hereunder prior to the end of the applicable cure period, may terminate this Agreement as herein provided, provided that at the time of termination such default remains uncured:

         (a) Williams Communications may terminate this Agreement, to the extent that Lessee is the defaulting party; and/or

         (b) Lessee may terminate this Agreement, to the extent that the default relates to the Williams Communications System (or, at Lessee's election, with respect to any Lessee Fiber for which the Acceptance Date has not occurred as provided in Article 5), if Williams Communications is the defaulting party.

17.2 SPECIFIC DEFAULT EVENTS. Events of default shall include but not be limited to: (a) the making of a general assignment for the benefit of the defaulting party's creditors; (b) the filing of a voluntary petition in bankruptcy or the filing of a petition in bankruptcy or other insolvency protection against the defaulting party which is not dismissed within 90 calendar days thereafter; (c) the filing by the defaulting party of any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution, or similar relief; (d) any violation by Lessee of the restrictions set forth in Section 20.3.

17.3 CURE PERIOD. The cure period applicable to Section 17.1 shall be:

         (a) with respect to a default in payment, the period ending ten (10) business days after a written notice of such default is given;

         (b) with respect to any other default, the period ending 30 calendar days after a written notice of such default is given, provided, however, that if such default cannot with reasonable diligence be cured within such 30-day period, and such other party has commenced to effect a cure immediately upon receipt of such notice, and diligently pursues such cure, then such cure period will be extended for a period reasonably required to cure such default but in no event more than an additional 30 calendar days.

17.4 FAILURE TO CURE. Upon the failure by the defaulting party to timely cure any such default after notice thereof from the other party, the other party may, subject to the provisions of Section 19, take such action as it determines, in its sole discretion, to be necessary to correct the default, and pursue any legal remedies it may have under this Agreement, applicable law, or principles of equity relating to such breach.

17.5 WAIVER OF SPECIFIC DEFAULTS. Any event of default by the defaulting party may be waived under the terms of this Agreement at the other party's option. Any such waiver shall be in writing.

17.6 DISPUTED AMOUNTS. Notwithstanding the other provisions of this Article, failure to pay an amount subject to a bona fide dispute shall not be an event of default (until such dispute is resolved pursuant to Article 19 or otherwise) to the extent the disputed amount is (a) less than $100,000 or (b) paid into an escrow account of a nationally chartered domestic bank with offices in New York pending resolution of the dispute. The interest rate set forth in Section 11.2 shall apply to amounts so withheld or paid into escrow by one party and later awarded to the other party, but the party paying such amounts into escrow shall, upon closing of an escrow account, be entitled to any interest received from, and responsible for paying any fees charged by, the bank holding the escrow funds.

ARTICLE 18. FORCE MAJEURE

Neither party shall be in default under this Agreement with respect to any delay in such party's performance (other than the payment of monetary amounts due under this Agreement) caused by any of the following conditions: act of God, fire, flood, material shortage or unavailability not resulting from the responsible party's failure to timely place orders therefor, lack of transportation, government codes, ordinances, laws, rules, regulations or restrictions, war or civil disorder, or any other cause beyond the reasonable control of such party, provided that the party claiming relief under this Section shall promptly notify the other in writing of the existence of the event relied on and the cessation or termination of said event. The party claiming relief under this Section shall exercise commercially reasonable efforts to minimize the time for any such delay.

ARTICLE 19. ARBITRATION

19.1 OBLIGATION TO ARBITRATE. Any dispute or disagreement relating to this Agreement or any matter arising between Lessee and Williams Communications in connection with this Agreement which is not settled to the mutual satisfaction of Lessee and Williams Communications within 30 calendar days from the date that either party informs the other in writing that such dispute or disagreement exists, shall be settled by arbitration by a single arbitrator in Chicago, Illinois, in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect on the date that such notice is given. If the parties are unable to agree on a single arbitrator within fifteen calendar days, the American Arbitration Association shall select an arbitrator. The decision of the arbitrator shall be final and binding upon the parties and shall include written findings of law and fact, and judgment may be obtained thereon by either party in a court of competent jurisdiction. Each party shall bear the cost of preparing and presenting its own case. The cost of the arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the parties unless the award otherwise provides.

19.2 EXCEPTIONS TO ARBITRATION OBLIGATION. The obligation herein to arbitrate shall not be binding upon any party with respect to requests for preliminary injunctions, temporary restraining orders or other procedures in a court of competent jurisdiction to obtain interim relief when deemed necessary by such court to preserve the status quo or prevent irreparable injury pending resolution by arbitration of the actual dispute.

ARTICLE 20. ASSIGNMENT

20.1 RESTRICTIONS ON ASSIGNMENT. Except as provided in the second sentence of this Section, neither party shall assign or otherwise transfer this Agreement or its rights or obligations hereunder to any other party without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Either party shall have the right, without the other party's consent, to assign or otherwise transfer this Agreement in whole or in part as collateral to any lender or to any of its Affiliates or to any corporation into which it may be merged or consolidated or which purchases all or substantially all of its assets.

20.2 AGREEMENT BINDS SUCCESSORS. This Agreement and each of the party's respective rights and obligations under this Agreement, shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective successors and permitted assigns. Any assignment or transfer shall be subject to the other party's rights under this Agreement and any assignee or transferee shall continue to perform the assigning party's obligations under this Agreement.

20.3 RESTRICTION ON TRANSFER OF DARK FIBER RIGHTS. Williams Communications is providing the Lessee Fiber for Lessee's exclusive use. Lessee may not sublease, swap, assign, license, sublicense, sell or share the Lessee Fiber as "dark fiber", as such term is commonly understood in the telecommunications industry.

20.4 FINANCING ARRANGEMENTS. Either party shall have the right, directly or through an Affiliate, to enter into financing arrangements (including secured loans, leases, sales with lease-back, or leases with lease-back arrangements, purchase-money or vendor financing, conditional sales transactions, or other arrangements) with one or more financial institutions, vendors, suppliers or other financing sources that, with respect to Williams Communications, relate to the Williams Communications System and, with respect to Lessee, relate to Lessee's Lease rights (and not to any property right in the Williams Communications System or the Lessee Fiber).

ARTICLE 21. RULES OF CONSTRUCTION

21.1 GOVERNING LAW. This Agreement shall be deemed a New York agreement and shall be governed by and construed in accordance with the domestic laws of the State of New York applicable to New York agreements, without reference to its choice of law principles.

21.2 INTERPRETATION. The captions or headings in this Agreement are strictly for convenience and shall not be considered in interpreting this Agreement or as amplifying or limiting any of its content. Words in this Agreement that import the singular connotation shall be interpreted as plural, and words that import the plural connotation shall be interpreted as singular, as the identity of the parties or objects referred to may require. References to "person" or "entity" each include natural persons and legal entities, including corporations, limited liability companies, partnerships, sole proprietorships, business divisions, unincorporated associations, governmental entities, and any entities entitled to bring an action in, or that are subject to suit in an action before, any state or federal court of the United States. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." "Days" refers to calendar days, except that references to "business days" exclude Saturdays, Sundays and holidays during which nationally chartered banks in New York, New York are authorized or required to close. Unless expressly defined herein, words having well-known technical or trade meanings shall be so construed.

21.3 CUMULATIVE REMEDIES. Except as set forth to the contrary herein, any right or remedy of either party shall be cumulative and without prejudice to any other right or remedy, whether contained herein or not.

21.4 NO THIRD-PARTY RIGHTS. Nothing in this Agreement is intended to provide any legal rights to anyone not an executing party of this Agreement except under the indemnification and insurance provisions and except (a) as set forth in Sections
22.4 and 23.2 and (b) that the Facility Owners/Lenders shall be entitled to rely on and have the benefit of Article 23.

21.5 AGREEMENT FULLY NEGOTIATED. This Agreement has been fully negotiated between and jointly drafted by the parties.

21.6 DOCUMENT PRECEDENCE. In the event of a conflict between the provisions of this Agreement and those of any Exhibit, the provisions of this Agreement shall prevail and such Exhibits shall be corrected accordingly.

21.7 INDUSTRY STANDARDS. Except as otherwise set forth herein, for the purpose of this Agreement the normal standards of performance within the telecommunications industry in the relevant market shall be the measure of whether a party's performance is reasonable and timely.

21.8 CROSS REFERENCES. Except as the context otherwise indicates, all references to Exhibits, Parts, Schedules, Articles, Sections, Subsections, Clauses, and Paragraphs refer to provisions of this Agreement.

21.9 LIMITED EFFECT OF WAIVER. The failure of either Williams Communications or Lessee to enforce any of the provisions of this Agreement, or the waiver thereof in any instance, shall not be construed as a general waiver or relinquishment on its part of any such provision, but the same shall nevertheless be and remain in full force and effect.

21.10 SEVERABILITY. If any term, covenant or condition in this Agreement shall, to any extent, be invalid or unenforceable in any respect under the laws governing this Agreement, the remainder of this Agreement shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

21.11 NO PARTNERSHIP CREATED. The relationship between Williams Communications and Lessee shall not be that of partners, agents, or joint venturers for one another, and nothing contained in this Agreement shall be deemed to constitute a partnership or agency agreement between them for any purposes, including federal income tax purposes. The parties, in performing any of their obligations hereunder, shall be independent contractors or independent parties and shall discharge their contractual obligations at their own risk.

21.12 NO REIMBURSEMENT. Unless provided otherwise herein, each party shall perform its obligations without right of reimbursement or contribution from the other party.

21.13 RIGHT TO SUBCONTRACT. Williams Communications or the underlying facility owner may subcontract for any of its obligations hereunder, including splicing and testing services. Williams Communications may fulfill its obligations to provide Lessee Fiber in its System by constructing, acquiring title to, acquiring rights in, leasing, entering into financing leases, or otherwise obtaining a right to use its System or various portions thereof. The use of any such subcontractor, underlying Lease provider, financing arrangement, or other arrangement shall not relieve Williams Communications of its obligations hereunder.

21.14 SURVIVAL. No termination or expiration of this Agreement, either in part or in whole, shall affect the rights or obligations of any party hereto: (i) with respect to any payment hereunder for services rendered prior to the date of termination; (ii) pursuant to Articles 12, 13, 14, 16, 19, 21, 23, and 24 entitled Indemnification; Insurance; Taxes and Franchise, License, and Permit Fees; Confidentiality and Publicity; Arbitration; Rules of Construction; Limitation of Liability; and Audit Rights; respectively; or (iii) pursuant to other provisions of this Agreement that, by their sense and context, are intended to survive termination of this Agreement.

ARTICLE 22. REPRESENTATIONS AND WARRANTIES

22.1 AGREEMENT VALIDITY. Each party represents and warrants that:

         (a) It has the full right and authority to enter into, execute, deliver and perform its obligations under this Agreement;

         (b) It has taken all requisite corporate action to approve the execution, delivery and performance of this Agreement;

         (c) This Agreement constitutes a legal, valid and binding obligation enforceable against such party in accordance with its terms;

         (d) Its execution of and performance under this Agreement shall not violate any applicable existing regulations, rules, statutes or court orders of any local, state or federal government agency, court or body; and

         (e) It has the right pursuant to such party's Right-of-Way Authorizations to grant the rights to the other party as set forth in this Agreement.

22.2 ACCEPTANCE DATE REPRESENTATIONS. As of the Acceptance Date for any Lessee Fiber, Williams Communications represents that:

         (a) Williams Communications or the underlying facility owner for any portion of the Lessee Fiber shall have obtained all Right-of-Way Authorizations necessary for the installation and use of the Lessee Fiber hereunder;

         (b) Williams Communications shall have obtained by Lease agreement, lease, or otherwise the right to use portions of the Lessee Fiber it does not own;

         (c) Williams Communications shall have obtained all Right-of-Way Authorizations for the Lessee Fiber;

         (d) no Right-of-Way Authorizations for such Lessee Fiber impose unreasonable limitations or requirements on Lessee's exercise of its rights under this Agreement; and

         (e) the Lessee Fiber has been designed, engineered, installed, and constructed in accordance with the specifications set forth in Exhibit E and in compliance with all applicable building, construction and safety codes for such construction and installation, as well as any and all other applicable governmental laws, codes, ordinances, statutes and regulations.

22.3 DISCLAIMER OF WARRANTY. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, Williams Communications MAKES NO WARRANTY TO LESSEE OR ANY OTHER PERSON OR ENTITY, WHETHER EXPRESS, IMPLIED, OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PURPOSE OF ANY FIBERS OR ANY SERVICE PROVIDED HEREUNDER OR DESCRIBED HEREIN, OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES ARE HEREBY EXCLUDED AND DISCLAIMED.

22.4 NO THIRD-PARTY WARRANTIES. NO FACILITY OWNERS/LENDERS HAVE MADE ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, TO LESSEE CONCERNING Williams Communications, LESSEE FIBERS, THE CABLE, OR THE SYSTEM OR AS TO ANY OF THE MATTERS SET FORTH IN SECTIONS 22.1 OR 22.2. NO LESSEE LENDERS HAVE MADE ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, TO Williams Communications CONCERNING LESSEE, LESSEE FIBERS, THE CABLE, ANY LEASES OR THE Williams Communications SYSTEM OR AS TO ANY OF THE MATTERS SET FORTH IN SECTIONS
22.1 OR 22.2 OR AS TO ANY OTHER MATTER.

ARTICLE 23. LIMITATION OF LIABILITY

23.1 RESTRICTION ON TYPES OF LIABILITY. Notwithstanding any provision of this Agreement to the contrary, in no event shall either party be liable to the other party for any special, incidental, indirect, punitive, reliance or consequential damages, whether foreseeable or not, arising out of, or in connection with this Agreement, in tort, breach of contract, breach of warranty, strict liability or any other cause of action, including damage or loss of property or equipment, loss of profits or revenue, cost of capital, cost of replacement services, or claims of customers, whether occasioned by any repair or maintenance performed by, or failed to be performed by, the first party or any other cause whatsoever.

23.2 NO RECOURSE AGAINST RELEASED PARTIES. Neither party shall have any recourse of any kind against any Released Party or any assets of a Released Party under this Agreement, it being expressly agreed and understood that no liability whatever shall attach to or be incurred by any Released Party under or by reason of this Agreement or any other instrument, arrangement or understanding related to Lessee Fiber. Each party waives all such recourse to the extent set forth in this Section on behalf of its successors, assigns, and any entity claiming by, through, or under such party.

23.3 NO PERSONAL LIABILITY. Each action or claim against any party arising under or relating to this Agreement shall be made only against such party as a corporation, and any liability relating thereto shall be enforceable only against the corporate assets of such party. No party shall seek to pierce the corporate veil or otherwise seek to impose any liability relating to, or arising from, this Agreement against any shareholder, employee, officer, director or agent of the other party. Each of such persons is an intended beneficiary of the mutual promises set forth in this Section and shall be entitled to enforce the obligations or provisions of this Section.

ARTICLE 24. AUDIT RIGHTS

Each party shall keep such books and records (which shall be maintained on a consistent basis and substantially in accordance with generally accepted accounting principles) as shall readily disclose the basis for any charges (except charges fixed in advance by this Agreement or by separate agreement of the parties) or credits, ordinary or extraordinary, billed or due to the other party under this Agreement and shall make them available for examination, audit, and reproduction by the other party and its agents for a period of one year after such charge or credit is billed or due. To the extent a party seeks reimbursement of out-of-pocket costs or services provided on a per-hour basis, it shall provide reasonable supporting documentation to the other party.

ARTICLE 25. IMPROPER PAYMENTS PROHIBITED

Neither party shall use any funds received under this agreement for illegal or otherwise "improper" purposes. Neither party shall pay any commission, fees or rebates to any employee of the other party. If either party has reasonable cause to believe that one of the provisions in this article has been violated, it, or its representative, may audit the books and records of the other party for the sole purpose of establishing compliance with such provisions.

ARTICLE 26. ENTIRE AGREEMENT; AMENDMENT; EXECUTION

26.1 INTEGRATION; INCORPORATION; MODIFICATION. This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements whether written or oral relating to the subject matter hereof, which are of no further force or effect. The Exhibits and Schedules referred to herein are integral parts hereof and are hereby made a part of this Agreement. This Agreement may be modified or supplemented only by an instrument in writing executed by a duly authorized representative of each party.

26.2 COUNTERPARTS; EXECUTION. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument. A party may duly execute and deliver this Agreement by execution and facsimile delivery of the signature page of a counterpart to the other party, provided that, if delivery is made by facsimile, the executing party shall promptly deliver a complete counterpart that it has executed to the other party.

In confirmation of their consent to the terms and conditions contained in this Agreement and intending to be legally bound hereby, the parties have executed this Lease Agreement as of the date first above written.

METROMEDIA FIBER NATIONAL NETWORK, INC., a Delaware corporation


Signature:        /s/ William G. La Perch
          -------------------------------------------------

(Print) Name:     William G. La Perch
              ---------------------------------------------

(Print) Title:    President
              ---------------------------------------------

WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company


Signature:        /s/ Howard E. Janzen
          -------------------------------------------------

(Print) Name:     Howard E. Janzen
              ---------------------------------------------

(Print) Title:    President & CEO
              ---------------------------------------------

                                    EXHIBIT A

                      WILLIAMS FIBER SPLICING, TESTING AND
                       ACCEPTANCE STANDARDS AND PROCEDURES

1. Testing

         A. Williams Communications shall use an optical time domain reflectometer ("OTDR") to test splices and shall use an OTDR and a 1-km launch reel to test pigtail connectors. Such initial construction tests shall be uni-directional and performed at 1550 nm.

         B. The loss value of the pigtail connector and its associated splice measured from a two point uni-directional OTDR test will not exceed 0.8 dB. For values greater than this, the splice will be broken and re-spliced until an acceptable loss value is achieved. If after five (5) attempts, the contractor is not able to produce a loss value less than 0.8 dB, the splice will be marked as Out-of-Spec (OOS). The pigtail connector and associated splice with launch box connector shall not have reflectance >-45dB, i.e., -43 dB or -41 dB is unacceptable. If cleaning does not reduce reflectance then contractor must re-splice a new pigtail.

         C. If the loss value for a splice, when measured in one direction with an OTDR, exceeds 0.15 dB, Williams Communications shall break the splice and re-splice until the loss value is 0.15 dB or less, provided that, if Williams Communications is not able to achieve a loss value of 0.15 dB after three total splicing attempts, then the maximum loss value shall be 0.3 dB. If, after two additional resplicing attempts, Williams Communications is not able to achieve a loss value of 0.3 dB or less, then Williams Communications shall mark the splice as Out-of-Spec (OOS).

2. End-to-End Testing

         A. After Williams Communications has established end-to-end connectivity on the fibers during initial construction, it shall:

               o    perform bi-directional end-to-end tests,

               o test continuity to confirm that no fibers have been "frogged" or crossed at any splice points,

               o record loss measurements using a light source and a power meter, and

               o    take OTDR traces and record splice loss measurements.

         B. Williams Communications shall perform the bi-directional end-to-end tests and OTDR traces at both 1310 nm and 1550 nm, provided that 1310nm OTDR tests are not required for spans longer than 64 kilometers. Williams Communications shall measure and verify losses for each splice point in both directions and average the loss values. The average of all bi-directional splice losses within each span shall be 0.15 dB or less. Williams Communications shall mark any splice point as Out-of-Spec (OOS) that has an average loss value, based on bi-directional OTDR testing, in excess of 0.3 dB. No reflective splices will be accepted.


Exhibit A - Page 1

3. Post-Construction Testing

After performing permanent resplicing (in conjunction with repair of a cable cut, replacement of a segment of cable, or other work after initial installation and splicing of the cable), the test procedures set forth in Section 2 (End-to-End Testing) of this Exhibit, shall apply to the relevant fibers and cable segments. The provisions in Sections 4 (OTDR Equipment and Settings) and 5 (Acceptance Test Deliverables) of this Exhibit, that are relevant to such testing shall also apply. Williams Communications may, after the Acceptance Date, adopt any alternative methods of testing that are generally accepted in the industry and that provide sufficient data to fulfill the objectives of the tests set forth in this exhibit.

4. Out-of-Spec Splices

Out-of-Spec splices shall be noted, but shall not preclude acceptance of a fiber if the Out-of-Spec condition does not affect transmission capability (based on use of then-prevailing telecommunications industry standards applicable to equipment generally used with the relevant type of fiber) or create a significant possibility of an outage.

5. OTDR Equipment and Settings

Williams Communications shall use OTDR equipment and settings that are, in its reasonable opinion, suitable for performing accurate measurements of the fiber installed. Such equipment and settings shall include, without limitation, the Laser Precision TD3000 and CMA4000 models and compatible models for OTDR testing, and the following settings:

A. Index of refraction settings:

                                  1310 nm                 1550 nm
                                  -----------------       ----------------

        Lucent Truwave            1.4738                  1.4732

        Corning SMF-28            1.4675                  1.4681

        Corning SMF-LS            1.471                   1.470

        Corning LEAF              1.470                   1.469

        Sumitomo fiber            1.467                   1.467


Exhibit A - Page 2

6. Acceptance Test Deliverables

Williams Communications shall provide data sheets or computer media containing the following information for the relevant fibers and cable segments:

         A. Verification of end-to-end fiber continuity with power level readings for each fiber taken with a light source and power meter.

         B. Verification that the loss at each splice point is either (i) below
0.3 dB or (ii) in accordance with the requirements of Section 4 of this Exhibit.

         C. The final bi-directional OTDR test data, with distances.

         D. Cable manufacturer, cable type (buffer/ribbon), fiber type, cable reel number, number of fibers, number of fibers per tube, and distance of each section of cable between splice points.

         E. Final pigtail OTDR test data

7. General Testing Procedures and Delivery of Test Results

         A. If Williams Communications Fiber Acceptance Testing of a Selected Segment begins prior to the twentieth (20th) day after the Effective Date, then Williams Communications shall provide Lessee with a copy of the test deliverables on a Segment-by-Segment basis by twenty (20) calendar days after the later of (i) the conclusion of such Fiber Acceptance Testing of a Segment or
(ii) the Effective Date.

         B. If Williams Communications Fiber Acceptance Testing begins on or after the twentieth (20th) day after the Effective Date, the provisions of this subsection shall apply. Williams Communications Fiber Acceptance Testing shall progress Segment by Segment along the Route as cable splicing progresses, so that test deliverables may be reviewed in a timely manner. Lessee shall have the right, but not the obligation, to have an individual present to observe the Fiber Acceptance Testing. Within twenty (20) calendar days after the conclusion of any Fiber Acceptance Testing of the Lessee Fibers conducted by Williams Communications in any given Segment, Williams Communications shall provide Lessee with a copy of the test deliverables.

         C. Williams Communications shall, upon written request, provide Lessee with its testing schedule for any Segment promptly after developing such schedule.


Exhibit A - Page 3

8. Lessee Testing

The following procedures shall apply to Lessee testing:

         A. If Williams Communications' Fiber Acceptance Testing begins on or after the twentieth (20th) day after the Effective Date, Lessee may perform its own concurrent Fiber Acceptance Testing of the Lessee Fibers at the same time Williams Communications performs testing at each location. If Lessee elects to perform such testing, it shall notify Williams Communications of its intent to do so no later than ten (10) days after the Effective Date. The parties shall cooperate to facilitate such separate, but concurrent, Fiber Acceptance Testing, provided that the Lessee shall conform to Williams Communications testing schedule.

         B. If Williams Communications' Fiber Acceptance Testing begins prior to the twentieth (20th) day after the Effective Date, or if Lessee does not elect to perform concurrent testing pursuant to Subsection 8.A of this Exhibit, Lessee may perform its own Fiber Acceptance Testing of the Lessee Fibers after Williams Communications Fiber Acceptance Testing begins. Lessee shall provide Williams Communications at least seven (7) days' prior notice of Lessee's testing schedule. Williams Communications shall have the right, but not the obligation, to have an individual present to observe Lessee's Fiber Acceptance Testing.

         C. Within twenty (20) calendar days after the conclusion of any Fiber Acceptance Testing of the Lessee Fibers conducted by Lessee in any given Segment, the Lessee shall notify Williams Communications of any detected failures to meet the specifications set forth in Section 2 of this Exhibit. The Lessee's exercise or non-exercise of its right to conduct Fiber Acceptance Testing pursuant shall not extend or shorten the time periods for Lessee to determine, pursuant to the Agreement, if the Fibers meet the Acceptance Standards.

         D. The Lessee must notify Williams Communications of its intent to perform acceptance testing within 10 calendar days following the later of the date it receives notification of route completion or the date it receives the results of Final Acceptance Testing.

1. Testing

         A. Williams Communications shall use an optical time domain reflectometer ("OTDR") to test splices and shall use an OTDR and a 1-km launch reel to test pigtail connectors. Such initial construction tests shall be uni-directional and performed at 1550 nm.

         B. The loss value of the pigtail connector and its associated splice measured from a two point uni-directional OTDR test will not exceed 0.8 dB. For values greater than this, the splice will be broken and re-spliced until an acceptable loss value is achieved. If after five (5) attempts, the contractor is not able to produce a loss value less than 0.8 dB, the splice will be marked as Out-of-Spec (OOS). The pigtail connector and associated splice with launch box connector shall not have reflectance >-45dB, i.e., -43 dB or -41 dB is unacceptable. If cleaning does not reduce reflectance then contractor must re-splice a new pigtail.


Exhibit A - Page 4

         C. If the loss value for a splice, when measured in one direction with an OTDR, exceeds 0.15 dB, Williams Communications shall break the splice and re-splice until the loss value is 0.15 dB or less, provided that, if Williams Communications is not able to achieve a loss value of 0.15 dB after three total splicing attempts, then the maximum loss value shall be 0.3 dB. If, after two additional resplicing attempts, Williams Communications is not able to achieve a loss value of 0.3 dB or less, then Williams Communications shall mark the splice as Out-of-Spec (OOS).

2. End-to-End Testing

         A. After Williams Communications has established end-to-end connectivity on the fibers during initial construction, it shall:

               o    perform bi-directional end-to-end tests,

               o test continuity to confirm that no fibers have been "frogged" or crossed at any splice points,

               o record loss measurements using a light source and a power meter, and

               o    take OTDR traces and record splice loss measurements.

         B. Williams Communications shall perform the bi-directional end-to-end tests and OTDR traces at both 1310 nm and 1550 nm, provided that 1310nm OTDR tests are not required for spans longer than 64 kilometers. Williams Communications shall measure and verify losses for each splice point in both directions and average the loss values. The average of all bi-directional splice losses within each span shall be 0.15 dB or less. Williams Communications shall mark any splice point as Out-of-Spec (OOS) that has an average loss value, based on bi-directional OTDR testing, in excess of 0.3 dB. No reflective splices will be accepted.

3. Post-Construction Testing

After performing permanent resplicing (in conjunction with repair of a cable cut, replacement of a segment of cable, or other work after initial installation and splicing of the cable), the test procedures set forth in Section 2 (End-to-End Testing) of this Exhibit, shall apply to the relevant fibers and cable segments. The provisions in Sections 4 (OTDR Equipment and Settings) and 5 (Acceptance Test Deliverables) of this Exhibit, that are relevant to such testing shall also apply. Williams Communications may, after the Acceptance Date, adopt any alternative methods of testing that are generally accepted in the industry and that provide sufficient data to fulfill the objectives of the tests set forth in this exhibit.

4. Out-of-Spec Splices

Out-of-Spec splices shall be noted, but shall not preclude acceptance of a fiber if the Out-of-Spec condition does not affect transmission capability (based on use of then-prevailing telecommunications industry standards applicable to equipment generally used with the relevant type of fiber) or create a significant possibility of an outage.

5. OTDR Equipment and Settings


Exhibit A - Page 5

Williams Communications shall use OTDR equipment and settings that are, in its reasonable opinion, suitable for performing accurate measurements of the fiber installed. Such equipment and settings shall include, without limitation, the Laser Precision TD3000 and CMA4000 models and compatible models for OTDR testing, and the following settings:

A. Index of refraction settings:

                                  1310 nm                 1550 nm
                                  -----------------       ----------------

           Lucent Truwave         1.4738                   1.4732

           Corning SMF-28         1.4675                   1.4681

           Corning SMF-LS         1.471                    1.470

           Corning LEAF           1.470                    1.469

           Sumitomo fiber         1.467                    1.467


Exhibit A - Page 6

6. Acceptance Test Deliverables

Williams Communications shall provide data sheets or computer media containing the following information for the relevant fibers and cable segments:

         A. Verification of end-to-end fiber continuity with power level readings for each fiber taken with a light source and power meter.

         B. Verification that the loss at each splice point is either (i) below
0.3 dB or (ii) in accordance with the requirements of Section 4 of this Exhibit.

         C. The final bi-directional OTDR test data, with distances.

         F. Cable manufacturer, cable type (buffer/ribbon), fiber type, cable reel number, number of fibers, number of fibers per tube, and distance of each section of cable between splice points.

         G.  Final pigtail OTDR test data

7. General Testing Procedures and Delivery of Test Results

         A. If Williams Communications Fiber Acceptance Testing of a Selected Segment begins prior to the twentieth (20th) day after the Effective Date, then Williams Communications shall provide Lessee with a copy of the test deliverables on a Segment-by-Segment basis by twenty (20) calendar days after the later of (i) the conclusion of such Fiber Acceptance Testing of a Segment or
(ii) the Effective Date.

         B. If Williams Communications Fiber Acceptance Testing begins on or after the twentieth (20th) day after the Effective Date, the provisions of this subsection shall apply. Williams Communications Fiber Acceptance Testing shall progress Segment by Segment along the Route as cable splicing progresses, so that test deliverables may be reviewed in a timely manner. Lessee shall have the right, but not the obligation, to have an individual present to observe the Fiber Acceptance Testing. Within twenty (20) calendar days after the conclusion of any Fiber Acceptance Testing of the Lessee Fibers conducted by Williams Communications in any given Segment, Williams Communications shall provide Lessee with a copy of the test deliverables.

         C. Williams Communications shall, upon written request, provide Lessee with its testing schedule for any Segment promptly after developing such schedule.


Exhibit A - Page 7

8. Lessee Testing

The following procedures shall apply to Lessee testing:

         A. If Williams Communications' Fiber Acceptance Testing begins on or after the twentieth (20th) day after the Effective Date, Lessee may perform its own concurrent Fiber Acceptance Testing of the Lessee Fibers at the same time Williams Communications performs testing at each location. If Lessee elects to perform such testing, it shall notify Williams Communications of its intent to do so no later than ten (10) days after the Effective Date. The parties shall cooperate to facilitate such separate, but concurrent, Fiber Acceptance Testing, provided that the Lessee shall conform to Williams Communications testing schedule.

         B. If Williams Communications Fiber Acceptance Testing begins prior to the twentieth (20th) day after the Effective Date, or if Lessee does not elect to perform concurrent testing pursuant to Subsection 8.A of this Exhibit, Lessee may perform its own Fiber Acceptance Testing of the Lessee Fibers after Williams Communications Fiber Acceptance Testing begins. Lessee shall provide Williams Communications at least seven (7) days' prior notice of Lessee's testing schedule. Williams Communications shall have the right, but not the obligation, to have an individual present to observe Lessee's Fiber Acceptance Testing.

         C. Within twenty (20) calendar days after the conclusion of any Fiber Acceptance Testing of the Lessee Fibers conducted by Lessee in any given Segment, the Lessee shall notify Williams Communications of any detected failures to meet the specifications set forth in Section 2 of this Exhibit. The Lessee's exercise or non-exercise of its right to conduct Fiber Acceptance Testing pursuant shall not extend or shorten the time periods for Lessee to determine, pursuant to the Agreement, if the Fibers meet the Acceptance Standards.


         D. The Lessee must notify Williams Communications of its intent to perform acceptance testing within 10 calendar days following the later of the date it receives notification of route completion or the date it receives the results of Final Acceptance Testing.


Exhibit A - Page 8

                                                              EXHIBIT B
                                                            LESSEE FIBERS
------------------------------------------------------------------------------------------------------------------------------------
                               MFN ACCEPTANCE               NO. OF FIBERS  FIBER ROUTE MILES    RATE PER      MONTHLY LEASE PER
     ROUTE SEGMENTS                 DATE       ROUTE MILES    PER ROUTE        ACCEPTED        FIBER MILE          ROUTE
------------------------------------------------------------------------------------------------------------------------------------

Atlanta to Nashville              04/24/00          200          2               400         [**********]    [*********************]

Atlanta to Jacksonville           06/15/00          350          2               700         [**********]    [*********************]

Atlanta to Washington, DC         05/24/00          820          2              1640         [**********]    [*********************]

Boston to Albany                  09/27/00          180          2               360         [**********]    [*********************]

Chicago to Cleveland              09/21/01          500          2              1000         [**********]    [*********************]

Cincinnati to Chicago             01/08/01          440          2               880         [**********]    [*********************]

Nashville to Cincinnati           01/08/01          210          2               420         [**********]    [*********************]

Cleveland to New York             06/05/01          760          2              1520         [**********]    [*********************]

Dallas to Kansas City             11/27/00          690          2              1380         [**********]    [*********************]

Daytona Beach to Tampa            02/01/00          160          2               320         [**********]    [*********************]

Denver to Salt Lake City          03/28/00          400          2               800         [**********]    [*********************]

Houston to Dallas 1               05/26/00          250          2               500         [**********]    [*********************]

Houston to Atlanta 1              05/26/00         1000          2              2000         [**********]    [*********************]

Jacksonville to Miami             07/05/00          332          2               664         [**********]    [*********************]

Kansas City to Denver             12/13/99          610          2              1220         [**********]    [*********************]

St. Louis to Chicago              06/08/01          313          2               626         [**********]    [*********************]

Kansas City to St. Louis          06/04/01          427          2               854         [**********]    [*********************]

Los Angeles to San Diego          05/23/01          200          2               400         [**********]    [*********************]

Minneapolis to Kansas City        12/13/99          500          2              1000         [**********]    [*********************]

New Orleans to Tallahassee        03/28/00          400          2               800         [**********]    [*********************]

Phoenix to Houston                11/11/00         1200          2              2400         [**********]    [*********************]

Portland to Sacramento            06/12/01          700          2              1400         [**********]    [*********************]

Sacramento to Los Angeles         11/28/01          750          2              1500         [**********]    [*********************]

Sacramento to Salt Lake City      12/18/00          630          2              1260         [**********]    [*********************]

Sacramento To San Francisco       03/23/01          100          2               200         [**********]    [*********************]

San Diego to Phoenix              02/26/01          350          2               700         [**********]    [*********************]

San Francisco to Santa Clara      02/16/01          56           2               112         [**********]    [*********************]

Seattle to Portland               10/28/01          250          2               500         [**********]    [*********************]

Tallahassee to Miami              05/24/00          580          2              1160         [**********]    [*********************]

Santa Clara to Modesto            07/24/01          142          2               284         [**********]    [*********************]

                      TOTALS                                                  27,000                         [*********************]
                                                  13,500


Exhibit B - Page 1

                            MFN LEASED FIBER NETWORK


                                     (MAP)


Exhibit B - Page 2

                                                     EXHIBIT C
                                                     BUILDINGS
--------------------------------------------------------------------------------------------------------------------
                                                         POP
SELECTED SEGMENT                                      LOCATIONS      TRANSMISSION SITE LOCATIONS
--------------------------------------------------------------------------------------------------------------------


ATLN - WASH

ATLANTA, GA                                           ATLANTA POP -  874 DEKALB AVENUE, ATLANTA, GA 30307

Lawrenceville                                                        790 Mcart Rd., Lawrenceville, GA 30245

Athens (a\k\a Hull)                                                  920 Smith Road, Hull, GA 30646

Hartwell                                                             4260 Liberty Mill Rd., Hartwell, GA 30643

Greenville                                                           9744 Augusta Rd., Greenville, SC 29669

SPARTANBURG, SC                                       SPARTANBURG POP - BTC BUILDING, 145 N. CHURCH ST., SUITE 3,
                                                      SPARTANBURG, SC 29306

York                                                                 2154 Templeton Rd., Clover, SC 29710

CHARLOTTE, NC                                         CHARLOTTE POP - 112 N. MEYERS ST., CHARLOTTE, NC 28202

Salisbury (a\k\a Mt. Ulla)                                           295 Upright Rd., Mt. Ulla, NC 28125

Kernersville Jct.                                                    LOT #51M, 1334 Old Salem Road, Kernersville,
                                                                     NC 27284

SPUR TO GREENSBORO & RALEIGH, NC

GREENSBORO, NC                                        GREENSBORO POP - SOUTH ELM CENTER, 201-E CREEK RIDGE ROAD,
                                                      GREENSBORO, NC 27406

Chapel Hill                                                          6102 Old Greensboro Rd., Chapel Hill, NC 27516

RALEIGH, NC                                           RALEIGH POP - 3440 TARHEEL DRIVE, BLDG. #3, SUITE 105,
                                                      RALEIGH, NC 27609

Reidsville                                                           1301 Ashley Loop, Reidsville, NC 27320

Chatham                                                              945 Transco Rd., Chatham, VA 24531

Appomattox                                                           Hwy. 691 SW, Appomattox, VA 24522

Scottsville Jct.                                                     Highway 643, Scottsville, VA 24590

SPUR TO RICHMOND, VA

Goochland                                                            3901 River Rd. West, Goochland, VA 23063

RICHMOND, VA                                          RICHMOND POP - 3600 W. BROAD ST., SUITE 472, RICHMOND, VA
                                                      23230
Unionville                                                           74444 Everona Rd., Unionville, VA 22587

Manassas                                                             10699 Piperlane, Manassas, VA 20110

WASHINGTON, DC                                        WASHINGTON DC POP - 1220 L ST. NW, SUITE 200, WASHINGTON, DC
                                                      20005

--------------------------------------------------------------------------------------------------------------------

HSTN - DLLS (IXC)

HOUSTON, TX                                           HOUSTON POP - 1124 HARDY STREET, HOUSTON, TX 77020

Richey Road                                                          300 Richey Road, Houston TX, 77020

Willis (a\k\a Montgomery Co.)                                        16533 IH 45 NORTH, Willis, TX 77378

Madison                                                              Route 2, Box 213, Madisonville, TX 77864

Buffalo                                                              23433 IH 45 North, Buffalo, TX 75831

Streetman                                                            16108 IH 45 North, Streetman, TX 75859


Exhibit C - Page 1

Ennis                                                                3910 IH 45 North, Ennis, TX 75120

DALLAS, TX                                            DALLAS POP - ONE MAIN PLACE, 1201 MAIN STREET, SUITE C-112
                                                      DALLAS, TX 75202

KSCY - DNVR

KANSAS CITY, MO                                       KANSAS CITY POP - THE BRYANT BLDG., 1102 GRAND AVE. #300,
                                                      KANSAS CITY, MO 64106

Lawrence                                                             13804 246th St., Lawrence, KS 66044

TOPEKA, KS                                            TOPEKA POP - 101 SE MONROE, TOPEKA, KS 66603

Allen (a\k\a Miller)                                                 1836 County Rd. 330, Osage City, KS 66868

Elmdale                                                              RR 1, Elmdale, Cottonwood Falls, KS 66850

Newton                                                               937 Falcon Road, Newton, KS 67114

Inman                                                                380 Plum Ave., Inman, KS 67546

Ellinwood                                                            1150 E BARTON CO. ROAD, Ellinwood, KS 67526

Bison                                                                Rural Rt. 1, Bison, KS 67520

Ellis                                                                Rural Rt. 1, Ellis, KS 67637

Grainfield                                                           1102 COUNTY ROAD 50, Grainfield, KS 67737

Oakley (a\k\a Monument)                                              2317 Daydream Road, Monument, KS 67747

Goodland                                                             5655 County Road #16, Goodland, KS 67735

Burlington (a\k\a Bethune)                                           32353 County Rd. 40, Burlington, CO 80805

Flagler                                                              7250 County Rd. HH, Flagler, CO 80815

Woodrow                                                              1018 HIGHWAY 71, Woodrow, CO 80757

Strasburg                                                            2598 S County Rd., 157, Strasburg, CO 80136

DENVER, CO                                            910 15TH ST., SUITE 716, DENVER, CO 80202

--------------------------------------------------------------------------------------------------------------------

LSAN - SNDG

LOS ANGELES, CA                                       ONE WILSHIRE BLDG., 624 SOUTH GRAND, SUITE 1706, LOS
                                                      ANGELES, CA 90017

Pomona                                                               1800 Mt Vernon Ave., Pomona, CA 91768

RIVERSIDE, CA                                         RIVERSIDE POP - 1550 MALBOROUGH AVE., RIVERSIDE, CA 92507

Lindenberger                                                         29801 Scott Road, Sun City, CA 92584

Escondido                                                            1747 South Escondido Blvd., Escondido, CA
                                                                     92025

SAN DIEGO, CA                                         KEARNEY MESA COMPLEX, 8923 COMPLEX DRIVE, SAN DIEGO, CA 92123

--------------------------------------------------------------------------------------------------------------------

SNDG - PHNX

SAN DIEGO, CA                                         KEARNEY MESA COMPLEX, 8923 COMPLEX DRIVE, SAN DIEGO, CA 92123

Oceanside                                                            1806 Missions Ave., Oceanside, CA 92507

Laguna Nigel                                                         2734 Camino Capistrano, Ste. 157, Laguna
                                                                     Nigel, CA 92677


Exhibit C - Page 2

RIVERSIDE, CA                                         RIVERSIDE POP - 1550 MALBOROUGH AVE., RIVERSIDE, CA 92507

Banning                                                              2010 E. Westward Ave, Banning, CA 92220

Indio                                                                46501 Wheel Road, Indio, CA 92201

Mortmar (a\k\a Mecca)                                                99815 Hwy 111, Mecca, CA 92254

Flowing Well (a\k\a Niland)                                          7835 E. Noffsinger Rd., Niland, CA 92257

Ogillay (a\k\a Winterhaven & Sidewinder)                             672 Sidewinder Rd. Winterhaven, CA 92283

Ligurta                                                              10045 S. Avenue 20 3/4, Ligurta, AZ 85356

Growler                                                              283 N. Avenue 49E, Roll, AZ 85347

Hyder (a\k\a Agua Caliente)                                          43603 South Agua Caliente, Agua Caliente, AZ
                                                                     85333

Palo Verde                                                           8416 S. 299th Ave, Palo Verde, AZ 85343

PHOENIX, AZ                                           PHOENIX POP - 17 E. VIRGINIA, PHOENIX, AZ 85004

--------------------------------------------------------------------------------------------------------------------

PTLD - SCRM

PORTLAND, OR                                          PORTLAND POP - 707 SW WASHINGTON ST., 4TH FL., SUITE 410,
                                                      PORTLAND, OR 97205

Salem                                                                1244 Howell Praire Road NE, Salem, OR 97301

Shedd                                                                Boston Mill Road & Seven Mile Lane, Shedd, OR
                                                                     97377

Jasper (a\k\a Springfield)                                           37385 Jasper Lowell Road, Jasper, OR 97438

Oakridge                                                             N. Fish Hatchery Road & Hwy 58, Oakridge, OR
                                                                     97463

Chemult                                                              Hwy 97 South, Btwn Chalet and Featerbed 1,
                                                                     Chemult, OR 97731

Chiloquin                                                            Hwy 97 South & 1st road North of Hwy 62,
                                                                     Chiloquin, OR 97624

S. Kalamath                                                          SW Corner of Keller Road & Hwy 39, Kalamath
                                                                     Falls, OR 97624

Tionesta                                                             CR 97 & Gravel Plant Road, Alturas, CA 96015

Fall River Valley                                                    Red Mountain Road @ Brown Road, Fall River
                                                                     Mills, CA 96028

Oak Run                                                              North on Oak Run to Fern Road, Oak Run, CA
                                                                     96069

Red Bluff                                                            Baker Road North of Pymire on Eastside of
                                                                     Road, Red Bluff, CA 96080

S. Chico                                                             Tokay Ranch Road, Chico, CA 95973

Biggs                                                                3951 Farris Road @ B. Gridley Road, Biggs, CA
                                                                     95917

Robbins                                                              Sacramento Valley Road @ SR 113, Robbins, CA
                                                                     95645

SACRAMENTO, CA                                        SACRAMENTO POP II - 770 L. ST., SUITE 120, SACRAMENTO, CA
                                                      95814

--------------------------------------------------------------------------------------------------------------------

SCRM - LSAN

SACRAMENTO, CA                                        SACRAMENTO POP II - 1005 'B' ST., SUITE 120, SACRAMENTO, CA
                                                      95814


Exhibit C - Page 3

Herald                                                               13368 Alta Mesa Road, Herald, CA 95638

Stockton                                                             3105-3139 E Carpenter Road, Stockton, CA 95205

MODESTO, CA                                           MODESTO POP - 1224 13TH ST., MODESTO, CA 95354

Winton (a\k\a Merced)                                                3291 W. Bellevue Road, Merced, CA 95348

Madera (a\k\a Chowchilla)                                            Adjacent to 24311 Santa Fe Drive, Chowchilla,
                                                                     CA 93610

FRESNO, CA                                            FRESNO POP - 364 W. FALLBROOK AVENUE, FRESNO, CA 93711

Dinuba                                                               40063 Road 56 - Route 23 East, Dinuba, CA
                                                                     93618

Tulare                                                               739 N. Oaks Street, Tulare, CA 93274

Delano                                                               11094 Browning Road, Delano, CA 93215

BAKERSFIELD, CA                                       BAKERSFIELD POP - 2020 P STREET BAKERSFIELD, CA 93301

Arvin                                                                A35947 Comanche Point Road, Arvin, CA 93203

Tehachapi                                                            11253 Tehachapi Willow Springs Road, Mojave,
                                                                     CA 93501

Palmdale                                                             17th Street East @ East Q Ave., Palmdale, CA
                                                                     93350

Adelanto                                                             19402 Koala Rd., Adelanto, CA 92301

Ontario                                                              350 S. Milliken, Ste O & P, Ontario, CA 91761

LOS ANGELES, CA                                       LOS ANGELES POP - ONE WILSHIRE BLDG., 624 SOUTH GRAND, SUITE
                                                      1706, LOS ANGELES, CA 90017

-----------------------------------------------------------------------------------------------------------------------

PHNX - HSTN

PHOENIX, AZ                                           PHOENIX POP - 17 E. VIRGINIA, PHOENIX, AZ 85004

Queen Creek (a\k\a Florence)                                         6268 E. Heritage Road, Florence, AZ 35242

Red Rock                                                             22640 E. Camino Adelante, Red Rock, AZ 85245

TUCSON, AZ                                            TUCSON POP - 135 & 139 NORTH 6TH AVE., TUCSON, AZ 85701

Mescal (a\k\a Benson)                                                3153 Train Track Road, Benson, AZ 85602

Dragoon                                                              4846 E. Dragoon Road, Dragoon, AZ 85609

Luzena (a\k\a Bowie)                                                 2403 W. Luzena Road, Bowie, AZ 85606

Road Forks                                                           390 Union Trail, Road Forks, NM 88045

Separ (a\k\a Silver City)                                            4261 Separ Road, Silver City, NM 88061

Carne (a\k\a Deming)                                                 11485 Mundo Road NE, Deming, NM 88030

Afton (a\k\a Las Cruces)                                             9500 County Road, B004, Las Cruces, NM 88005

EL PASO, TX                                           EL PASO POP - 501 W. OVERLAND AVENUE, EL PASO, TX 79901

Tornillo (a\k\a Fabens)                                              19750 Alameda Avenue, Fabens, TX 79853

Ft. Hancock                                                          1291 Lasca Road, Ft. Hancock, TX 79839

Van Horn                                                             428 Fuest Ranch; 144163 I-10, Van Horn, TX
                                                                     79855

Valentine                                                            14338 US Hwy 90, Valentine, TX 79854


Exhibit C - Page 4

Marfa                                                                1500 W. San Antonio, Marfa, RX 79843

Alpine                                                               22313 US Hwy 90, Alpine, TX 79830

Marathon                                                             26372 US Hwy 90, Marathon, TX 79842

Sanderson                                                            538 E. Hwy 90, Sanderson, RX 79848

Langtry                                                              4297 E. Hwy 90, Langtry, TX 78871

Comstock                                                             33838 US Hwy 90 W, Comstock, TX 78837

Del Rio                                                              4256 US Hwy 90 E, Del Rio, TX 78841

Bracketville                                                         15402 US Hwy 90 E, Bracketville, TTX 78832

Sabinal                                                              61 C.R. 305 Knippa, Sabinal, TX 78870

Hondo                                                                3280 C.R. 4514, Hondo, TX 78861

SAN ANTONIO, TX                                       SAN ANTONIO POP - 1203 N. FRIO STREET, SAN ANTONIO, TX, 78207

Kingsbury                                                            3004 FM 1104, Kingsbury, TX 78838

AUSTIN, TX                                            AUSTIN POP - 500 CHICON STREET, AUSTIN, TX 78702

Giddings (a\k\a McDade)                                              2230 Hwy 290 E, McDade, TX 78650

Brenham                                                              55 Wildflower Road, Brenham, TX 77833

Waller                                                               20805 FM 362, Waller, TX 77484

HOUSTON, TX                                           HOUSTON POP - 1124 HARDY STREET, HOUSTON, TX 77020

------------------------------------------------------------------------------------------------------------------------

BSTN - ALBY

BOSTON, MA                                            BOSTON POP - ONE SUMMER STREET, 6TH FLOOR, BOSTON, MA 02110

WORCESTER, MA                                         WORCHESTER POP - 474 MAIN STREET, WORCESTER, MA 01608

SPRINGFIELD, MA                                       SPRINGFIELD POP - ONE FEDERAL STREET, 6TH FLOOR,
                                                      SPRINGFIELD, MA 01105

Lee                                                                  250 West Road, North of Service Plaza, Lee,
                                                                     MA 01238

ALBANY, NY                                            ALBANY POP - 194 WASHINGTON AVE., 5TH FL., SUITE 502,
                                                      ALBANY, NY 12210

------------------------------------------------------------------------------------------------------------------------

SCRM - SLKC

SACRAMENTO, CA                                        SACRAMENTO POP II - 1005 'B' ST., SUITE 120, SACRAMENTO, CA
                                                      95814

Auburn Alt.                                                          1725 Auburn Ravine Road, Auburn, CA 95603

Blue Canyon                                                          Blue Canyon Exit off I-80, Blue Canyon, CA
                                                                     95714

Truckee                                                              10136 Hirshdale Road, Truckee, CA 96161

RENO, NV                                              RENO POP - 220 GARDNER ST., RENO, NV 89503

Hot Springs Flat (a\k\a Fallon)                                      Exit 65 off I-80, Nightingale Rd., Fallon, NV 89406

Lovelock                                                             55 Cornell Avenue, Lovelock, NV 89419

Mill City (a\k\a Imlay)                                              Exit 149 on I-80, Lot 14, Block B Mill City
                                                                     Acres, Imlay, NV 89418

Golconda Butte (a\k\a Winnemucca)                                    Exit 187 off I-80, North of interchange,
                                                                     Winnemucca, NV 89445


Exhibit C - Page 5

Snow Gulch                                                           Exit 222 off I-80, 1.9 miles North of Access,
                                                                     Snow Gulch, NV 89444

Dunphy (a\k\a Eureka)                                                Exit 254 off I-80 North, East 3.5 miles,
                                                                     Eureka, NV 89821

Hunter (a\k\a McGill)                                                Exit 292 off I-80, North of intersection,
                                                                     then East, McGill, NV 89318

Deeth (a\k\a Elko)                                                   Exit 333 off I-80, 5 miles East on North
                                                                     Frontage Rd, Elko, NV 89835

Oasis                                                                Exit 380 off I-80, Oasis, NV 89830

Wendover                                                             3131 East Frontage Road, Wendover, UT 84083

Barrow                                                               9.5 miles West of I-80, Barro, UT 84083

Timpie (a\k\a Tooele)                                                15516 West Rowley Road, Tooele, UT 84022

SALT LAKE CITY, UT                                    SALT LAKE CITY POP - 5035 HAROLD GATTY DRIVE, SALT LAKE
                                                      CITY, UT 84116

----------------------------------------------------------------------------------------------------------------------

HSTN - ATLN

HOUSTON, TX                                           1124 HARDY STREET, HOUSTON, TX 77020

Kingwood (a\k\a Huffman or Harris)                                   33902 Huffman-Cleveland R, Huffman, TX 77336

Sour Lake (a\k\a Hardin)                                             29979 Highway 105, Sour Lake, TX 77659

Buna (a\k\a Jasper)                                                  Hwy 62 South, Buna, TX 77612

Ragley (a\k\a Beauregard)                                            17329 Hwy 171 North, Ragley, LA 70657

Basile (a\k\a Evangeline)                                            1919 Hunter Rd., Basile, LA 70515

Port Barre (a\k\a St. Landre or Washington)                          2343 Highway 359, Washington, LA 70589

Zachary Jct. (a\k\a Feliciana or Jackson)                            1479 A Highway 964, Jackson, LA 70748

SPUR TO NEW ORLEANS, LA

BATON ROUGE, LA                                       BATON ROUGE POP - 445 N. BLVD., SUITE 600, BATON ROUGE, LA
                                                      70802

Reserve (a\k\a Gramercy or Garyville)                                5599 Airline Highway, Garyville, LA 70084

NEW ORLEANS, LA                                       NEW ORLEANS POP - 639 LOYOLA AVE., SUITE 2020, NEW ORLEANS,
                                                      LA 70113
Greensburg (a\k\a St. Helena)                                        Hwy 43 North, Greensburg, LA 70441

Tylertown (a\k\a Walthall)                                           967 Hwy 583, Tylertown, MS 39667

Seminary (a\k\a Covington Co.)                                       11 Kelly Creek Road, Seminary, MS 39479


SPUR TO JACKSON, MS

Mendenhall                                                           3498 Simpson, Hwy 49, Mendenhall, MS 39114


JACKSON, MS                                           JACKSON POP - CAPITOL BLDG, 111 E. CAPITOL ST. SUITE 248,
                                                      JACKSON, MS 39201

Laurel (a\k\a Jasper or Sandersville)                                1666 Bonner Road, Sandersville, MS 39477

Quitman (a\k\a Jasper Co.)                                           240 Vyvx Lane, Quitman, MS 39955

Linden (a\k\a Merengo or Sweetwater)                                 Hwy 69 South, Sweetwater, AL 36782

Selma (a\k\a Dallas Co. or Browns)                                   1713 County Road 179, Browns, AL 36724

Clanton (a\k\a Chilton or Billingsley)                               4521 Chilton Road #352, Billingsley, AL 36006

SPUR TO BIRMINGHAM, AL

Exhibit C - Page 6


Calera                                                               157 County Road 95, Calera, AL 35041


BIRMINGHAM, AL                                        BIRMINGHAM POP - 2001 PARK PLACE TOWERS NORTH, SUITE
                                                      102,BIRMINGHAM, AL 35203

Alexander City (a\k\a Coosa or Kellyton)                             250 Highway 9, Kellyton, AL 35089

Wadley (a\k\a Randolph Co.)                                          1140 County Rd 41, Wadley, AL 36276

Newnan (a\k\a Coweta Co.)                                            65 Mayo Royal Road, Newnan, GA 30263

ATLANTA, GA                                           ATLANTA POP - 874 DEKALB AVENUE, ATLANTA, GA 30307

-------------------------------------------------------------------------------------------------------------------------

ATLN - JCVL

ATLANTA, GA                                           ATLANTA POP - 874 DEKALB AVENUE, ATLANTA, GA 30307

Covington                                                            10816 Old Atlanta Highway, Covington, GA 30014

Monticello                                                           8036 Highway 11 South, Monticello, GA 31064

MACON, GA                                             MACON POP - CHARTER MEDICAL BLDG., 577 MULBERRY ST., SUITE
                                                      175, MACON, GA 31201

Montrose                                                             4060 Highway 80 W, Montrose, GA 31065

Alamo                                                                Route 1 Box 304, Alamo, GA 30411

Baxley                                                               544 Buckhorn Road NE, Baxley, GA 31513

Patterson                                                            5860 North Campus Road, Patterson, GA 31557

Folkston                                                             Route 1 Box 845, Folkston, GA 31537


JACKSONVILLE, FL                                      JACKSONVILLE POP - 608 W. ADAMS ST., JACKSONVILLE, FL 32204

-------------------------------------------------------------------------------------------------------------------------

MPLS - KSCY

MINNEAPOLIS, MN                                       MINNEAPOLIS POP - 511 11TH AVE. SOUTH, SUITE 201,
                                                      MINNEAPOLIS, MN

Northfield                                                           6730 320th Street West, Northfield, MN 55057

Owantonna (a\k\a Hope)                                               6391 SW 68th Street, Owantonna, MN 55060

Hanlon Town (a\k\a Tenold)                                           807 435th Street, Hanlon Town, IA 50444

Latimer                                                              1825 Finch Avenue, latimer, IA 50452

Roland                                                               12951 610th Avenue, Roland, IA 50236

DES MOINES, IA                                        DES MOINES POP - 4500B CARLISLE ROAD, DES MOINES, IA 50317

Osceola                                                              2241-B US Highway 69, Osceola, IA 50213

Ridgeway                                                             20469 W. 230th Place, Ridgeway, MO 64481

Maysville (a\k\a Weathersby)                                         99 Southeast Dallas Road, Weathersby, MO 64497

Plattsburgh (a\k\a Lilly)                                            2821 Southwest Street, Plattsburg, MO 64497

KANSAS CITY, MO                                       KANSAS CITY POP - THE BRYANT BLDG., 1102 GRAND AVE. #300,
                                                      KANSAS CITY, MO 64106

-------------------------------------------------------------------------------------------------------------------------

JCVL - MIAM

JACKSONVILLE, FL                                      JACKSONVILLE POP - 608 W. ADAMS ST., JACKSONVILLE, FL 32204

St. Augustine Beach                                                  302 State Road 206 West, St. Augustine, FL
                                                                     32086

Exhibit C - Page 7

DAYTONA BEACH, FL                                     DAYTONA BEACH POP - 111 N. SEAGRAVE, DAYTONA BEACH, FL 32114

Titusville                                                           2002 Parish Road, Titusville, FL 32796

MELBOURNE, FL                                         MELBOURNE POP - 1110 LINE STREET, MELBOURNE, FL 32901

Vero Beach                                                           2108 Old Dixie Highway SE, Vero Beach, FL
                                                                     32962

Stuart                                                               4537 SE Commerce Avenue, Stuart, FL, 34997

WEST PALM BEACH, FL                                   WEST PALM BEACH POP - 410 HAMPTON RD., WEST PALM BEACH, FL
                                                      33405

FT. LAUDERDALE, FL                                    FT. LAUDERDALE POP - 220 NW 2ND ST., FT. LAUDERDALE, FL 33311

MIAMI, FL                                             MIAMI POP II - 200 SE 1ST STREET, MIAMI, FL 33131

------------------------------------------------------------------------------------------------------------------------

TLHS - MIAM

TALLAHASSEE, FL                                       TALLAHASSEE POP - 1416 S. ADAMS, TALLAHASSEE, FL 32301

Perry (a\k\a Taylor Co. or Iddo)                                     10000 N US 19, Iddo, FL 32347

Cross City (a\k\a Taylor Co. or Tennille)                            23076 S US 19, Cross City, FL 32647

Chiefland (a\k\a Levy Co.)                                           606 S Main St., Chiefland, FL 32626

Crystal River (a\k\a Citrus Co. or Red Level)                        6584 Sun Coast Blvd., Crystal River, FL 34428

Brooksville (a\k\a Hernando Co. or Garden Grove)                     20032 Powell Road, Brooksville, FL 34609

TAMPA, FL                                             TAMPA POP - 1700 N. 25TH, TAMPA, FL 33605

Wimauma (a\k\a Lithia or Ft. Lonesome)                               12225 State Road 674, Lithia, FL 33547

Zolfo Springs (a\k\a Hardee Co. or Ona)                              205 S CR 663, Zolfo Springs, FL 33865

Arcadia (a\k\a Desoto Co.)                                           12721 SE CR 763, Arcadia, FL 34266

FT. MYERS, FL                                         FT.  MYERS POP - 1547 SEABOARD, FT. MYERS, FL 33916

Labelle (a\k\a Hendry Co. or Goodno)                                 4331 SR 80 East, LaBelle, FL 33935

Belle Glade (a\k\a Palm Beach Co.)                                   5115 US 27, Belle Glade, FL 33430

Weston (a\k\a Broward Co.)                                           2002 SW 26th Street, Weston, FL 33326

MIAMI, FL                                             MIAMI POP II - 200 SE 1ST STREET., MIAMI, FL 33131

------------------------------------------------------------------------------------------------------------------------

NWOR - TLHS


NEW ORLEANS, LA                                       NEW ORLEANS POP - POYDROUS PLAZA, 639 LOYOLA AVE, SUITE
                                                      2020, NEW ORLEANS, LA 70113

Slidell                                                              46532 Highway 90, Slidell, LA 70461

Pass Christian                                                       13343 Cable Bridge Road, Pass Christian, MS
                                                                     39571

Van Cleave                                                           11151 Oneal Road, Van Cleave, MS 39565

Miller Creek                                                         3735 Newman Road, Mobile, AL 36695


MOBILE, AL                                            MOBILE POP - 50 N LAWRENCE STREET, MOBILE, AL 36602

Robertsdale                                                          22154 US Highway 90, Robertsdale, AL 36695


PENSACOLA, FL                                         PENSACOLA POP - 221 N. BAYLEN STREET, PENSACOLA, FL 32501

Milton                                                               10955 Highway 90, Milton, FL 32583


Exhibit C - Page 8

DeFuniak Springs                                                     35 Wells Street, Defuniak Springs, FL 32433

Free Port (a\k\a Ponce De Leon)                                      9926 State Highway 90, Ponce De Leon, FL 32455

Youngstown (a\k\a Juniper Creek)                                     12440 E. Highway 20, Juniper Creek, FL 32466

Hosford (a\k\a Harold)                                               West of Hwy 65 on Hwy 20, Harold, FL 32334


TALLAHASSEE, FL                                       TALLAHASSEE POP - 1416 S. ADAMS, TALLAHASSEE, FL 32301

---------------------------------------------------------------------------------------------------------------------

SCRM - SNFC

SACRAMENTO, CA                                        SACRAMENTO POP II - 1005 'B' STREET, SACRAMENTO, CA 95814

Bay Point                                                            487 Canal Road, Bay Point, CA 94565

Creed                                                                6732 Creed Road, Suisin City, 94585

OAKLAND, CA                                           OAKLAND POP - 1330 BROADWAY, OAKLAND, CA 94612

SAN FRANCISCO, CA                                     SAN FRANCISCO POP - 200 PAUL ST., 4TH FLOOR, SAN FRANCISCO,
                                                      CA 94124

---------------------------------------------------------------------------------------------------------------------

SNFC - SNTC

SAN FRANCISCO, CA                                     200 PAUL ST., 4TH FL., SAN FRANCISCO, CA 94124


SANTA CLARA, CA                                       SANTA CLARA POP - 3045 RAYMOND STREET, SANTA CLARA, CA 95054

---------------------------------------------------------------------------------------------------------------------

SNTC - MDST

SANTA CLARA, CA                                       SANTA CLARA POP - 3045 RAYMOND STREET, SANTA CLARA, CA 94536

Freemont                                                             37975 Shinn Road, Freemont, CA 94536

Tracey                                                               11660 W. Lime Road, Tracey, CA  95354

MODESTO, CA                                           MODESTO POP - 1224 13TH STREET, MODESTO, CA 95354

---------------------------------------------------------------------------------------------------------------------

DNVR - SLKC

DENVER, CO                                            DENVER, CO POP - 910 15TH ST., SUITE 716, DENVER, CO 80202

Platteville                                                          350 Front Street, Platteville, CO 80651

Nunn                                                                 13485 Weld County Road 108, Nunn, CO 80648

Remount                                                              310 Road 206, Granite Canyon, WY 80259

West Laramie                                                         824 Herrick Lane, Laramie, WY 82070

Wagonhound Creek                                                     3 miles North on SH 72, T21N, R81W, Sec 25, Elk
                                                                     Mountain, WY 82324

Sinclair                                                             6 miles South off Plant Road, T21N, R86W, Sec
                                                                     35, Sinclair, WY 92334

Echo Springs                                                         5.9 miles South on SH 789, Exit 187, T19N, R92W,
                                                                     Sec 3, Rawlins, WY 82301

Table Rock                                                           168 County Road 55, Table Rock Road, Table
                                                                     Rock, WY 82336

Exhibit C - Page 9


South Baxter                                                         740 County Road 30, South Baxter Road, South
                                                                     Baxter, WY 82901

Little America                                                       7 County Road 4-90, American Methanol Road,
                                                                     Green River, WY 82938

Fort Bridger                                                         3602 State Highway 412, Ft. Bridger, WY 82933

Hillard Flats                                                        14563 State Highway 150, Evanston, WY 82930

Wanship                                                              1779 South East Wanship Road, Coalville, UT
                                                                     84017

SALT LAKE CITY, UT                                    SALT LAKE CITY, UT POP - 5035 HAROLD GATTY DRIVE, SALT LAKE
                                                      CITY, UT 84116

-----------------------------------------------------------------------------------------------------------------------

STTL - PTLD

SEATTLE, WA                                           SEATTLE, WA POP - 1505 5TH AVENUE, SEATTLE, WA 98101

Kalama                                                               5420 Meeker Rd, Kalama, WA 98625

Cantraila                                                            1032 Centralia Alpha Rd., Chehalis, WA 98532

Payallup                                                             5308 187th St., Payallup, WA 98375

PORLAND, OR                                           PORTLAND, OR POP - 707 SW WASHINGTON ST., 4TH FL., SUITE
                                                      410, PORTLAND, OR 97205

-----------------------------------------------------------------------------------------------------------------------

DLLS - KSCY

DALLAS, TX                                            DALLAS, TX POP II - 400 S. AKARD, DALLAS, TX 75202

Denton                                                               5303 I-35 N., Denton, TX 76201

Thackerville                                                         Route 1, Box 37  (north on I-35 from Dallas
                                                                     to MP4), Marietta, OK 73459

Springer                                                             Route 3, Box 96-A, Springer, OK 73458

Byars                                                                Route 2, Box 37, Byars, OK 74831

Shawnee                                                              100 Garrett Lake Road, Shawnee, OK 74801

Drumright                                                            Route 1, Box 124-5, Drumright, OK 74030

TULSA, OK                                             TULSA, OK POP - 18 W. ARCHER, TULSA, OK 74103

Barnsdall                                                            Barnsdall E 11 & 123, Barnsdall, OK 74002

Tyro                                                                 SW 75 to 2700 Rd, Tyro, KS 67364

Chanute                                                              18535 Ford Road, Chanure, KS 66720

Selma Station                                                        32028 SW 700 Road, Kincaid, KS 66039

Springhill                                                           25000 Somerset Road, Springhill, KS 66083

KANSAS CITY, MO                                       KANSAS CITY, MO POP II - 1212 E. 19TH STREET, KANSAS CITY,
                                                      MO 6410

-----------------------------------------------------------------------------------------------------------------------

KSCY - CHCG

KANSAS CITY, MO                                       KANSAS CITY, MO POP II - 1212 E. 19TH STREET, KANSAS CITY,
                                                      MO 6410

Elm                                                                  14019 Hutt Rd, Lone Jack, MO 64070

Valley City                                                          849 NE 700 Rd, Knob Noster, MO 65336

Pilot Grove                                                          10425 HWY 135, Pilot Grove, MO 65276

COLUMBIA, MO                                          COLUMBIA, MO POP - 3320 FALLING LEAF LANE, COLUMBIA, MO 65201

Exhibit C - Page 10

Centrailia Station                                                   18035 Hwy DD, Centrailia, MO 65240

Buell                                                                1049 Hwy 161, Buell, MO 63361

Maryknoll                                                            3801 Dyer Rd, O'Fallon, MO 63366


ST. LOUIS, MO                                         THE VALLEY BLDG., 900 WALNUT STREET, SUITE 124, ST. LOUIS,
                                                      MO 63102

Worden                                                               9603 Brandt Road, Worden, IL 62097

Farmersville                                                         3012 Mack Tr, Waggoner, IL 62572

SPRINGFIELD, IL                                       SPRINGFIELD, IL POP - 1303 SOUTH 6TH STREET, SPRINGFIELD, IL
                                                      62703

Hartsburg                                                            849 1950 St, Hartsburg, IL 62656

Peoria                                                               112 West Camp Street, Peoria, IL 61611

Gridley                                                              21121 East North Road, Gridley, IL 61744

Dwight                                                               11870 South Dwight Road, Dwight, IL 60420

Plainfield                                                           15153 Southeast Frontage Road, Plainfield, IL
                                                                     60544

CHICAGO, IL                                           CHICAGO, IL POP II - 2101 ROBERTS DRIVE, MAYWOOD, IL 60153

------------------------------------------------------------------------------------------------------------------------

DYBH - TAMP

DAYTONA BEACH, FL - Orlando, FL                       DAYTONA BEACH, FL POP - 111 N. SEAGRAVE, DAYTONA BEACH, FL
                                                      32114

Osteen                                                               110 Collins Street, Sanford, FL 32754

ORLANDO, FL - TAMPA, FL                               ORLANDO, FL POP - 510 COLUMBIA ST., ORLANDO, FL 32805

Haines                                                               400 B Highway 17-92 South, Haines City, FL
                                                                     33837

Lakeland                                                             1075 Pine Chase Avenue, Lakeland, FL 33815

TAMPA, FL                                             TAMPA, FL POP - 1700 N. 25TH, TAMPA, FL 33605

------------------------------------------------------------------------------------------------------------------------

CLEV - NYCM


CLEVELAND, OH                                         CLEVELAND, OH POP - RF KEITH BLDG, 1621 EUCLID AVE., SUITE
                                                      522, CLEVELAND, OH 44115

Trumbull (a\k\a Montvile)                                            5175 Ireland Road, Hartsgrove, OH 44085


Conneaut (a\k\a Monroe)                                              4528 SR7 Center Road, Conneaut, OH 44030

Waterford (a\k\a Union City)                                         6758 Turner Road, Union City, PA 16438


Brockton (a\k\a Portland)                                            9409 Lake Avenue, Brockton, NY 14716

Angola (a\k\a North Collins)                                         12103 Gowanda State Road, Lawtons, NY 14091

West Senece (a\k\a Buffalo Jct.)                                     2447 Clinton Street, West Seneca, NY 14224

BUFFALO, NY                                           BUFFALO, NY POP - 325 DELAWARE AVE., 2ND FL., BUFFALO, NY
                                                      14202

Batavia                                                              8216 Kelsy Road, Batavia, NY 14020

ROCHESTER, NY                                         ROCHESTER, NY POP - ONE WEST MAIN ST., SUITE 610, ROCHESTER,
                                                      NY 14614

Henrietta (a\k\a Rochester Jct.)                                     10 Erie Station Road, West Henrietta, NY 14586

Waterloo                                                             1299 Stone Church Road, Waterloo, NY 13165

Exhibit C - Page 11

SYRACUSE, NY                                          SYRACUSE, NY POP - 2 CLINTON SQUARE, SUITE L-40, SYRACUSE,
                                                      NY 13202

Conastoata Jct.                                                      1067 Vine Street, Liverpool, NY 13088

Rome (a\k\a Oneida or Westmoreland)                                  5908 Lowell Road, Rome, NY 13440

Herkimer (a\k\a Llion or Danube)                                     2440 State Route 5-S, Herkimer, NY 13407


Westmere (a\k\a Florida)                                             1043 Langley Road, Amsterdam, NY 12010

Albany Jct.                                                          NYS Hwy Mile Post #142.3, Albany, NY 12210


ALBANY, NY                                            ALBANY, NY POP - 194 WASHINGTON AVE., 5TH FL, SUITE 502,
                                                      ALBANY, NY 12210

Albany Jct.                                                          99 Washington Street, Albany, NY 12210


Sugarties                                                            1185 King's Highway, Sugarties, NY 12477

New Paltz                                                            91 South Ohioville Road, New Paltz, NY 12561

Suffern (a\k\a Woodbury)                                             2 Pavillion Rd, Suffern, NY 10901


Dobbs Ferry (a\k\a Greensburg)                                       33 Old Jackson Ave., Dobbs Ferry, NY 10706


NEW YORK CITY, NY                                     NEW YORK CITY, NY POP 1 - 60 HUDSON ST, 12TH FLOOR, SUITE
                                                      1203, NEW YORK CITY, NY 10013

-----------------------------------------------------------------------------------------------------------------------

CHCG - CLEV

CHICAGO, IL (II)                                      CHICAGO, IL POP II - 2101 ROBERTS DRIVE, MAYWOOD, IL 60153

Glenwood                                                             19875 Blackstone Ave., Chicago Heights, IL
                                                                     60425

Chesterton                                                           1170 N County Road 400, Chesterton, IN 46304

SOUTH BEND, IN                                        SOUTH BEND, IN POP - 140 FRANKLIN, SOUTH BEND, IN 46601

Shishewana                                                           8210 W. US 20, Shipshewana, IN 46565

Angola                                                               112 W. Broad Street, Angola, IN 46703

Fayette                                                              14975 County Road 19, Fulton, OH 47885

TOLEDO, OH                                            TOLEDO, OH POP - 639 OLIVER ST., TOLEDO, OH 43609

Freemont                                                             864 County Road 212, Fremont, OH 43420

Vermillion                                                           5604 Coen Road, Vermillion, OH 44089

CLEVELAND, OH                                         CLEVELAND, OH POP - RF KEITH BLDG, 1621 EUCLID AVE., SUITE
                                                      522, CLEVELAND, OH 44115

-----------------------------------------------------------------------------------------------------------------------

ATLN - NSVL

ATLANTA, GA (II)                                      ATLANTA, GA POP (II) - 6855 CRESCENT DRIVE, NORCROSS, GA
                                                      30340

Douglasville                                                         1415 Municipal Parkway, Douglasville, GA 30134

Felton                                                               79 M Sanders Road, Buchanan, GA 30113

Rome                                                                 169 North Avenue, Northeast, Rome, GA 30165

Trion                                                                836 Ridgeway Road, Trion, GA 30753

CHATTANOOGA, TN                                       CHATTANOGA, TN POP - 1601 CENTRAL AVE., CHATTANOOGA, TN 37408

Jasper                                                               8489 Hwy 150, Oak Grove, TN 37347

Manchester                                                           38 Rigney Drive, Manchester, TN 37355

Exhibit C - Page 12

Murfresboro                                                          2829 Hwy 99, Murfreesboro, TN 37128


NASHVILLE, TN                                         NASHVILLE, TN POP - 2208 9TH AVE NORTH, NASHVILLE, TN 37204

-----------------------------------------------------------------------------------------------------------------------

NSVL - CNCN

NASHVILLE, TN                                         NASHVILLE, TN POP - 2208 9TH AVE NORTH, NASHVILLE, TN 37204

Portland                                                             5716 Hwy 31 W, Portland, TN 37148

Morgantown                                                           3543 Richland Church Rd, Morgantown, KY 42261

Whitesville                                                          7535 Stevens School Road, Whitesville, KY
                                                                     42378

Irvington                                                            605 Miller Road, Guston, KY 40142

LOUISVILLE, KY                                        LOUISVILLE, KY POP - 715 SOUTH 7TH ST., LOUISVILLE, KY 40202

Bedford                                                              469 Sulfur - Bedford Rd, Bedford, KY 40006

Dillsboro                                                            10620 Texas Gas Rd, Dillsboro, IN 47018

CINCINNATI, OH                                        CINCINNATI, OH POP - 1428 W. 8TH STREET, CINCINNATI, OH 45202

-----------------------------------------------------------------------------------------------------------------------

CNCN - CHCG

CINCINNATI, OH                                        CINCINNATI, OH POP - 1428 W. 8TH STREET, CINCINNATI, OH 45202

Brooksville                                                          6004 Riley Pike, Brooksville, IL 40712

Kinghtstown                                                          2753 1100 North, Lewisville, IN 47352

INDIANAPOLIS, IN                                      INDIANAPOLIS, IN POP - 720 KENTUCKY AVE., SUITE 2,
                                                      INDIANAPOLIS, IN 46225

Reagan                                                               2947 West 950 North, Lake Village, IN 46349

Chalmers                                                             64835 South 300 West, Chalmers, IN 47929

Moffit                                                               9067 North 900 West, Demotte, IN 46310

Glenwood                                                             19875 Blackstone Ave, Chicago Heights, IN
                                                                     60411

CHICAGO, IL                                           CHICAGO, IL POP II - 2101 ROBERTS DRIVE, MAYWOOD, IL 60153

-----------------------------------------------------------------------------------------------------------------------


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit C - Page 13

                                    EXHIBIT D

                                FORM OF AS-BUILTS


1. Alignment Sheets

A. As-Built Alignment Sheets shall include the following information:

Cable Information: cable type, fiber type, reel number, cable composition

Right-of-Way: landowner/facility owner, border locations (per muncipality)

Route Information: manhole/handhole location and number, manhole/handhole size and ownership, splice locations, cable length markers at splice points and slack coils, splice enclosure type, attachment height (when applicable), pole number (when applicable), bore location (when applicable), bridge/tunnel attachment (when applicable), offset and depty (when applicable), location of utility crossings, location of reference points/permanent structures, transitional points, street names, conduit and innerduct position information/butterflies

B. As-Built Alignment Sheets shall be updated with actual construction field data.

C. The scale of As-Built Alignment Sheets shall not exceed 1" = 200' in metropolitan areas (areas where there is either extensive development and improvement or rapid growth (new building construction)) or 1" = 500' in non-metropolitan areas.

2. Format

Drawings shall be "blue lines", as such term is understood in the industry or in CAD format revision 14 or a later revision. The Williams Communications may, after the Acceptance Date, adopt any replacement method of creating or providing drawings that is generally accepted in the industry and that provides equivalent information.

3. Transmission Site Floor Plans

Floor plans for Transmission Sites shall show rack placement and assignment for Lessee's floor space.


Exhibit D - Page 1

                                    EXHIBIT E

                           CONSTRUCTION SPECIFICATIONS

PART 1 - CABLE AND OPTICAL FIBER SPECIFICATIONS

         1. The fiber optic cable shall be single or double armor in design or contained in steel conduit with at least schedule 40 wall thickness. The cable may be either loose tube or central core in construction. The central strength member shall be dielectric. Each buffer tube or ribbon shall contain no more than 12 fibers.

         2. All connectors shall be Ultra FC-PC or SC-PC unless both parties agree to another type.

         3. Fiber type shall be as specified in Exhibits D for each Selected Segment.

         4. Manufacturers' specifications for Corning SMF-28, SMF-LS, SMF-LEAF are attached and incorporated herein.


PART 2 -- Cable Installation Specifications

1. Material

o    Steel or PVC conduit shall be minimum schedule 40 wall thickness.

o Any exposed steel conduit, brackets or hardware (e.g., bridge attachments) shall be hot-dipped galvanized after fabrication.

o    All split steel shall be flanged.

o    Handholes shall have a minimum H-15loading rating.

o    Manholes shall have a minimum H-20 loading rating.

o Warning signs shall display universal do not dig symbol, "Warning-Buried Fiber-Optic Cable," company name and logo, local and emergency One Call toll-free numbers.

2. Minimum Depths

Minimum cover required in the placement of the conduit/cable shall be forty-two inches (42"), except in the following instances:

o The minimum cover in ditches adjacent to roads, highways, railroads and interstates is forty-eight inches (48") below the clean out line or existing grade, whichever is greater.

o The minimum cover across streams, river washes, and other waterways shall be sixty inches (60") below the clean out line or existing grade, whichever is greater.

o At locations where the cable crosses other subsurface utilities or other structures, the cable/conduit shall be installed to provide a minimum of twelve inches (12") of vertical


Exhibit E - Page 1
     clearance from the utility/obstacle. The cable/conduit can be placed above the utility/obstacle, provided the minimum clearance and applicable minimum depth can be maintained; otherwise the cable/conduit shall be installed under the existing utility or other structure.

o In rock, the cable/conduit shall be placed to provide a minimum of eighteen inches (18") below the surface of the solid rock, or provide a minimum of forty-two inches (42") of total cover, whichever requires the least rock excavation.

o    Where existing pipe is used, current depth is sufficient.

3. Buried Cable Warning Tape

All cable/conduit shall be installed with buried cable warning tape. The warning tape shall be:

o    laid a minimum of twelve inches (12") above the cable/conduit

o generally placed at a depth of twenty-four inches (24") below grade and directly above the cable/conduit

o a minimum of three inches (3") wide and display "Warning-Buried Fiber-Optic Cable," a company name, logo and emergency one-call toll-free number repeated every twenty-four inches (24").

4. Conduit Construction

o Conduits may be placed by means of trenching, plowing, jack and bore, multi-directional bore or directional bore.

o Conduits shall generally be placed on a level grade parallel to the surface, with only gradual changes in grade elevation.

o Steel conduit shall be joined with threaded collars, Zap-Lok or welding. (Welding is the preferred method.)

o All crossings of paved city, county, state, federal, and interstate highways, or railroad crossings shall be encased in conduit.

o All crossings of major streams, rivers, bays and navigable waterways shall be placed in HDPE, PVC or steel conduit, or shall use specially armored submarine cable.

o At all foreign utility/underground obstacle crossings, conduit shall be placed and shall extend at least five feet (5') beyond the outer limits of the obstacle in both directions.

o    All jack and bores shall use HDPE or steel conduit.

o    All directional or mini-directional bores shall use HDPE or steel conduit.

o Any cable placed in swamp or wetland areas shall be placed in HDPE, PVC, or steel conduit.

5. Innerduct Installation

o No cable shall be placed directly in any split/solid steel conduit without innerduct. o Innerduct(s) shall extend beyond the end of all conduits a minimum of eighteen inches (18").

6. Cable Installation in Conduit

o The cable shall be installed using either a sealed pneumatic cable blowing system or a


Exhibit E - Page 2
     powered pulling winch and hydraulic powered assist pulling wheels.

o The maximum pulling force to be applied to the cable shall be six hundred pounds (600 lbs.).

o Sufficient pulling assists shall be available and used to insure the maximum pulling force is not exceeded at any point along the pull.

o    The cable shall be lubricated at the reel and all pulling assist locations.

o A pulling swivel breakaway rated at six hundred pounds (600 lbs.) shall be used at all times.

o    Splices shall be allowed only at planned junctions and reel ends.

o All splices shall be contained in a handhole or manhole. o A minimum of twenty meters (20m) of slack cable shall be left in all intermediate handholes and manholes.

o A minimum of thirty meters (30m) of slack cable shall be left in all splice locations.

o A minimum of fifty meters (50m) of slack cable shall be left in Transmission Sites and points of presence.

o Inside of buildings or when installed in solid steel conduit, PVC conduit/innerduct may be split, with the cable installed inside the split duct but all other instances require solid PVC conduit/innerduct.

7. Manholes and Handholes

o Manholes shall be placed in traveled surface streets and shall have locking lids.

o Handholes shall be placed in all other areas, and be installed with a minimum of eighteen inches (18") of soil covering lid.

8. EMS Markers

EMS Markers shall be placed directly above the lid of all buried handholes or shall be fabricated into the lids of the handholes.

9. Cable Markers (Warning Signs)

o Cable markers shall be installed at all changes in cable running line direction, splices, pull boxes, assist-pulling locations, and at both sides of street, highway or railroad crossings.

o Markers shall be spaced at intervals of no more than five hundred feet (500') apart in metropolitan areas (areas where there is either extensive development and improvement or rapid growth (new building construction)) and within line of sight (not to exceed one thousand feet (1,000')) in non-metropolitan areas.

o Markers shall be positioned so that they can be seen from the location of the cable and generally set facing perpendicular to the cable running line.

o    Splices and pull boxes shall be marked on the cable marker post.

10. Fiber Optic Groundwire

The Williams Communications, Inc. (Vyvx) Optical Groundwire Specifications (Issue 1; October 15, 1996) shall apply to optical groundwire (aerial fibers installed within power transmission


Exhibit E - Page 3
groundwire cable). Sections 2 through 9 of this Exhibit shall not apply to optical groundwire. Upon written request, Williams shall promptly provide MFN a copy of its Optical Groundwire Specifications.

11. Updating of Specifications

The Williams Communications may revise these Cable Installation Specifications to include new procedures, materials, or processes so long as the changes achieve the objectives of the specifications set forth above and are in accordance with, or superior to, then-current telecommunications industry standards.


Exhibit E - Page 4

EXECUTION COPY

CONFIDENTIAL PORTION MARKED [*************] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                       FIRST AMENDMENT TO LEASE AGREEMENT

         THIS FIRST AMENDMENT ("Amendment") is made by and between WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company ("Williams Communications"), METROMEDIA FIBER NATIONAL NETWORK, INC., a Delaware corporation ("Lessee") and METROMEDIA FIBER NETWORK SERVICES, INC. ("MFNS") a Delaware corporation.

                                   Background

Lessee and Williams Communications are parties to the Lease Agreement dated April 26, 2002 (the "Agreement").

On May 20, 2002, Lessee and most of its direct and indirect domestic subsidiaries, including MFNS, each filed voluntary petitions for reorganization pursuant to Chapter 11 of title 11 of the United States Code. (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") and Lessee is currently operating its business and managing its property as a debtor-in-possession.

The parties now wish to amend the Agreement in accordance with the terms set forth in this Amendment.

NOW THEREFORE, for mutual consideration, the value of which the parties acknowledge, the terms of the Agreement are amended as follows:

1. Capitalized terms not otherwise defined in this Amendment have the meaning ascribed in the Agreement.

2. On the Effective Date, pursuant to Section 20.1, the Agreement as amended is wholly assigned from Lessee to MFNS, and thereafter all references to "Lessee" refer to MFNS and MFNN is discharged from further obligation.

3. The definition of "Term" is deleted and replaced with the following:

"'TERM' begins on the date of full execution of the First Amendment to this Agreement and includes the initial term and any subsequent renewal terms."

4. Section 3.1 is deleted and replaced with the following:

"During the Term, unless otherwise converted to an IRU pursuant to Section 3.6, Williams Communications grants to Lessee a Lease in 14,770 fiber miles in the Williams Communications System (the 'Lessee Fiber'). [****************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*****************************************************]


CONFIDENTIAL
PAGE 1 OF 4

EXECUTION COPY


5. The following Section 3.6 is added to the Agreement:

"TERM. The initial term of the agreement expires [*********] years after the Effective Date of the First Amendment to this Agreement, with [***************] renewal periods. Unless Lessee provides a minimum of 60 days notice of termination prior to the expiration of the then-current term, the Agreement automatically renews under the same terms and conditions."

6. EXHIBITS B AND C are wholly replaced with EXHIBIT B-1 AND C-1, attached to this Amendment.

7. Section 4.1(a) is modified as follows: "27,000" is replaced with "14,770"; "[********]" is replaced with "[********]".

8. Section 17.7 is added to the Agreement:

"CROSS DEFAULT. Williams Communications and Lessee are parties to a second Lease Agreement dated April 26, 2002 pursuant to which Williams Communications is the lessee (the "Metro Agreement"). The parties agree that a default under the Metro Agreement is deemed a default under this Agreement, giving the non-defaulting party the right to terminate if the Metro Agreement is likewise terminated. The right to terminate under this Section 17.7 automatically expires if the non-defaulting party does not provide notice, within 60 days after termination of the Metro Agreement, of its intent to exercise its right to terminate this Agreement. Such termination shall be effective 120 days after such notice, if given.

9. EFFECTIVE DATE. This Amendment is effective upon the date of the last signature hereto ("Effective Date"). The parties agree that the new billing rate as specified in paragraph 7 of this Amendment is effective October 1, 2002. To be sure, any invoices rendered during September 2002 for October services, will be adjusted accordingly. Notwithstanding the foregoing, the parties acknowledge that the Amendment must be approved by the Bankruptcy Court pursuant to an order, in form and substance acceptable to Williams Communications and Lessee, which provides for, among other things, the following: (i) assumption of the Agreement, as amended, pursuant to section 365 of the Bankruptcy Code, and (ii) a finding that the parties negotiated the Amendment at arm's length and in good faith. If such approval is not obtained on or before October 17, 2002 or such later date as the parties may agree to, this Amendment will be null and void and of no force or effect and Lessee agrees to pay the difference between the amended amounts invoiced for October and the actual amounts owed under the Agreement.

10. ASSUMPTION AND WAIVER OF SPECIFIC CLAIMS. Following the assumption of the Agreement, if the Agreement is terminated due to Lessee's failure to perform or its rejection thereof, nothing herein constitutes a waiver of Williams Communications' right to a general unsecured claim for all outstanding pre-petition amounts owed under the Agreement and an administrative claim for post-petition damages caused by any breach of the Agreement, or of the right of MFN or any party in interest to object to any such claim. Any and all administrative


CONFIDENTIAL
PAGE 2 OF 4

EXECUTION COPY


expense claims will require Williams Communications to satisfy the requirements of the Bankruptcy Code to establish the claim and is without prejudice to any other party's right to contest such claim.

11. As additional consideration, Lessee agrees to provide Williams Communications with the opportunity to view all future local and long-haul capacity requirements of Lessee and will have the opportunity to displace any other capacity provider currently used by Lessee as such service contracts expire. Notwithstanding anything in this paragraph, Lessee is not obligated to purchase any services from Williams Communications that do not strictly meet Lessee's requirements, or to execute orders if the terms of service are not competitive with other third-party providers of the same or similar service.


12. Except as amended, all of the original terms and conditions of the Agreement continue in full force and effect, neither party is in currently in default, and the Agreement, as amended is hereby ratified and confirmed.

13. This Amendment may be executed in counterparts, each of which taken together constitute one and the same instrument.

The parties have executed this Amendment on the dates set forth below.

METROMEDIA FIBER NATIONAL NETWORK, INC., a Delaware corporation


Signature:        /s/ William G. La Perch
          --------------------------------------

(Print) Name:      William G. La Perch
              ----------------------------------

(Print) Title:     Sr. Vice President
              ----------------------------------

Date:             10/10/02
    --------------------------------------------

METROMEDIA FIBER NETWORK SERVICES, INC., a Delaware corporation


Signature:        /s/ William G. La Perch
          --------------------------------------

(Print) Name:      William G. La Perch
              ----------------------------------

(Print) Title:     Sr. Vice President
              ----------------------------------

Date:             10/10/02
    --------------------------------------------


CONFIDENTIAL
PAGE 3 OF 4

EXECUTION COPY


WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company


Signature:        /s/ Frank M. Semple
          --------------------------------------

(Print) Name:      Frank M. Semple
              ----------------------------------

(Print) Title:    Chief Operating Officer
              ----------------------------------

Date:             10/2/02
    --------------------------------------------


CONFIDENTIAL
PAGE 4 OF 4

EXECUTION COPY


                                   EXHIBIT B-1

                                SELECTED SEGMENTS

                                    MFN ACCEPTANCE       ROUTE       NO. OF FIBERS    FIBER ROUTE MILES
        ROUTE SEGMENTS                  DATE             MILES         PER ROUTE           ACCEPTED
-------------------------------------------------------------------------------------------------------

Atlanta to Washington, DC              05/24/00             820             2                1640

Dallas to Kansas City                  11/27/00             690             2                1380

Denver to Salt Lake City               03/28/00             400             2                 800

Houston to Dallas(1)                   05/26/00             250             2                 500

Houston to Atlanta(1)                  05/26/00            1000             2                2000

Kansas City to Denver                  12/13/99             610             2                1220

Boston to Albany                        9/27/00             180             2                 360


Los Angeles to San Diego               05/23/01             200             2                 400

Minneapolis to Kansas City             12/13/99             500             2                1000

Phoenix to Houston                     11/11/00            1200             2                2400

Sacramento to Salt Lake City           12/18/00             630             2                1260

Sacramento To San Francisco            03/23/01             100             2                 200

San Diego to Phoenix                   02/26/01             350             2                 700

Minneapolis to Chicago                                      455             2                 910
                                                                                          -------
                          TOTALS                                                           14,770
                                                                                          =======


CONFIDENTIAL
FIRST AMENDMENT TO LEASE AGREEMENT
EXHIBIT B-1

EXECUTION COPY


                                   EXHIBIT C-1

                                COLLOCATION SITES

        SELECTED SEGMENT                    POP LOCATIONS            TRANSMISSION SITE LOCATIONS
        ----------------                    -------------            ---------------------------

ATLN - WASH

Lawrenceville                                                        790 Mcart Rd., Lawrenceville, GA 30245

Athens (a\k\a Hull)                                                  920 Smith Road, Hull, GA 30646

Hartwell                                                             4260 Liberty Mill Rd., Hartwell, GA
                                                                     30643

Greenville                                                           9744 Augusta Rd., Greenville, SC 29669

SPARTANBURG, SC                             SPARTANBURG POP - BTC BUILDING, 145 N. CHURCH ST., SUITE 3,
                                            SPARTANBURG, SC 29306

York                                                                 2154 Templeton Rd., Clover, SC 29710

CHARLOTTE, NC                               CHARLOTTE POP - 112 N. MEYERS ST., CHARLOTTE, NC 28202

Salisbury (a\k\a Mt. Ulla)                                           295 Upright Rd., Mt. Ulla, NC 28125

Kernersville Jct.                                                    LOT #51M, 1334 Old Salem Road,
                                                                     Kernersville, NC 27284

SPUR TO GREENSBORO & RALEIGH, NC

Reidsville                                                           1301 Ashley Loop, Reidsville, NC 27320

Chatham                                                              945 Transco Rd., Chatham, VA 24531

Appomattox                                                           Hwy. 691 SW, Appomattox, VA 24522

Scottsville Jct.                                                     Highway 643, Scottsville, VA 24590

SPUR TO RICHMOND, VA

Unionville                                                           74444 Everona Rd., Unionville, VA
                                                                     22587

Manassas                                                             10699 Piperlane, Manassas, VA 20110

HSTN - DLLS (IXC)

HOUSTON, TX                                 HOUSTON POP - 1124 HARDY STREET, HOUSTON, TX 77020

Willis (a\k\a Montgomery Co.)                                        16533 IH 45 NORTH, Willis, TX 77378

Madison                                                              Route 2, Box 213, Madisonville, TX
                                                                     77864

Buffalo                                                              23433 IH 45 North, Buffalo, TX 75831

Streetman                                                            16108 IH 45 North, Streetman, TX 75859


CONFIDENTIAL
FIRST AMENDMENT TO LEASE AGREEMENT
EXHIBIT C-1

EXECUTION COPY


Ennis                                                                3910 IH 45 North, Ennis, TX 75120

KSCY - DNVR

KANSAS CITY, MO                             KANSAS CITY POP - THE BRYANT BLDG., 1102 GRAND AVE. #300,
                                            KANSAS CITY, MO 64106

Lawrence                                                             13804 246th St., Lawrence, KS 66044

TOPEKA, KS                                  TOPEKA POP - 101 SE MONROE, TOPEKA, KS 66603

Allen (a\k\a Miller)                                                 1836 County Rd. 330, Osage City, KS
                                                                     66868

Elmdale                                                              RR 1, Elmdale, Cottonwood Falls, KS
                                                                     66850

Newton                                                               937 Falcon Road, Newton, KS 67114

Inman                                                                380 Plum Ave., Inman, KS 67546

Ellinwood                                                            1150 E BARTON CO. ROAD, Ellinwood, KS
                                                                     67526

Bison                                                                Rural Rt. 1, Bison, KS 67520

Ellis                                                                Rural Rt. 1, Ellis, KS 67637

Grainfield                                                           1102 COUNTY ROAD 50, Grainfield, KS
                                                                     67737

Oakley (a\k\a Monument)                                              2317 Daydream Road, Monument, KS 67747

Goodland                                                             5655 County Road #16, Goodland, KS

Burlington (a\k\a Bethune)                                           32353 County Rd. 40, Burlington, CO
                                                                     80805

Flagler                                                              7250 County Rd. HH, Flagler, CO 80815

Woodrow                                                              1018 HIGHWAY 71, Woodrow, CO 80757

Strasburg                                                            2598 S County Rd., 157, Strasburg, CO
                                                                     80136

PTLD - SCRM

PORTLAND, OR                                PORTLAND POP - 707 SW WASHINGTON ST., 4TH FL., SUITE 410,
                                            PORTLAND, OR 97205

SCRM - SLKC

SACRAMENTO, CA                              SACRAMENTO POP II - 770 L. ST., SUITE 120, SACRAMENTO, CA 95814

Auburn Alt.                                                          1725 Auburn Ravine Road, Auburn, CA
                                                                     95603

Blue Canyon                                                          Blue Canyon Exit off I-80, Blue
                                                                     Canyon, CA 95714

Truckee                                                              10136 Hirshdale Road, Truckee, CA
                                                                     96161

RENO, NV                                    RENO POP - 220 GARDNER ST., RENO, NV 89503

Hot Springs Flat (a\k\a Fallon)                                      Exit 65 off I-80, Nightingale Rd.,
                                                                     Fallon, NV 89406

Lovelock                                                             55 Cornell Avenue, Lovelock, NV 89419

Mill City (a\k\a Imlay)                                              Exit 149 on I-80, Lot 14, Block B
                                                                     Mill City Acres, Imlay, NV 89418

CONFIDENTIAL
FIRST AMENDMENT TO LEASE AGREEMENT
EXHIBIT C-1

EXECUTION COPY



Golconda Butte (a\k\a Winnemucca)                                    Exit 187 off I-80, North of
                                                                     interchange, Winnemucca, NV 89445

Snow Gulch                                                           Exit 222 off I-80, 1.9 miles North of
                                                                     Access, Snow Gulch, NV 89444

Dunphy (a\k\a Eureka)                                                Exit 254 off I-80 North, East 3.5
                                                                     miles, Eureka, NV 89821

Hunter (a\k\a McGill)                                                Exit 292 off I-80, North of
                                                                     intersection, then East, McGill, NV
                                                                     89318

Deeth (a\k\a Elko)                                                   Exit 333 off I-80, 5 miles East on North
                                                                     Frontage Rd, Elko, NV 89835

Oasis                                                                Exit 380 off I-80, Oasis, NV 89830

Wendover                                                             3131 East Frontage Road, Wendover, UT
                                                                     84083

Barrow                                                               9.5 miles West of I-80, Barro, UT
                                                                     84083

Timpie (a\k\a Tooele)                                                15516 West Rowley Road, Tooele, UT
                                                                     84022


SALT LAKE CITY, UT                          SALT LAKE CITY POP - 5035 HAROLD GATTY DRIVE, SALT LAKE CITY,
                                            UT 84116

HSTN - ATLN

HOUSTON, TX                                 1124 HARDY STREET, HOUSTON, TX 77020

Kingwood (a\k\a Huffman or Harris)                                   33902 Huffman-Cleveland R, Huffman,
                                                                     TX 77336

Sour Lake (a\k\a Hardin)                                             29979 Highway 105, Sour Lake, TX 77659

Buna (a\k\a Jasper)                                                  Hwy 62 South, Buna, TX 77612

Ragley (a\k\a Beauregard)                                            17329 Hwy 171 North, Ragley, LA 70657

Basile (a\k\a Evangeline)                                            1919 Hunter Rd., Basile, LA 70515

Port Barre (a\k\a St. Landre or Washington)                          2343 Highway 359, Washington, LA 70589

Zachary Jct. (a\k\a Feliciana or Jackson)                            1479 A Highway 964, Jackson, LA 70748

SPUR TO NEW ORLEANS, LA

Greensburg (a\k\a St. Helena)                                        Hwy 43 North, Greensburg, LA 70441

Tylertown (a\k\a Walthall)                                           967 Hwy 583, Tylertown, MS 39667

Seminary (a\k\a Covington Co.)                                       11 Kelly Creek Road, Seminary, MS
                                                                     39479

SPUR TO JACKSON, MS

Laurel (a\k\a Jasper or Sandersville)                                1666 Bonner Road, Sandersville, MS
                                                                     39477

Quitman (a\k\a Jasper Co.)                                           240 Vyvx Lane, Quitman, MS 39955

Linden (a\k\a Merengo or Sweetwater)                                 Hwy 69 South, Sweetwater, AL 36782

Selma (a\k\a Dallas Co. or Browns)                                   1713 County Road 179, Browns, AL 36724

CONFIDENTIAL
FIRST AMENDMENT TO LEASE AGREEMENT
EXHIBIT C-1

EXECUTION COPY



Clanton (a\k\a Chilton or Billingsley)                               4521 Chilton Road #352, Billingsley,
                                                                     AL 36006

SPUR TO BIRMINGHAM, AL

Alexander City (a\k\a Coosa or Kellyton)                             250 Highway 9, Kellyton, AL 35089

Wadley (a\k\a Randolph Co.)                                          1140 County Rd 41, Wadley, AL 36276

Newnan (a\k\a Coweta Co.)                                            65 Mayo Royal Road, Newnan, GA 30263

MPLS - KSCY

MINNEAPOLIS, MN                             511 11TH AVE. SOUTH, SUITE 201, MINNEAPOLIS, MN

Northfield                                                           6730 320th Street West, Northfield,
                                                                     MN 55057

Owantonna (a\k\a Hope)                                               6391 SW 68th Street, Owantonna, MN
                                                                     55060

Hanlon Town (a\k\a Tenold)                                           807 435th Street, Hanlon Town, IA
                                                                     50444

Latimer                                                              1825 Finch Avenue, latimer, IA 50452

Roland                                                               12951 610th Avenue, Roland, IA 50236

DES MOINES, IA                              DES MOINES POP - 4500B CARLISLE ROAD, DES MOINES, IA 50317

Osceola                                                              2241-B US Highway 69, Osceola, IA
                                                                     50213

Ridgeway                                                             20469 W. 230th Place, Ridgeway, MO
                                                                     64481

Maysville (a\k\a Weathersby)                                         99 Southeast Dallas Road, Weathersby,
                                                                     MO 64497

Plattsburgh (a\k\a Lilly)                                            2821 Southwest Street, Plattsburg, MO
                                                                     64497

SCRM - SNFC

SACRAMENTO, CA                              SACRAMENTO POP II - 1005 'B' STREET, SACRAMENTO, CA 95814

Bay Point                                                            487 Canal Road, Bay Point, CA 94565

Creed                                                                6732 Creed Road, Suisin City, 94585

SAN FRANCISCO, CA                           SAN FRANCISCO POP - 200 PAUL ST., 4TH FLOOR, SAN FRANCISCO, CA
                                            94124

CONFIDENTIAL
FIRST AMENDMENT TO LEASE AGREEMENT
EXHIBIT C-1

CONFIDENTIAL PORTION MARKED [*************] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                       SECOND AMENDMENT TO LEASE AGREEMENT

         THIS SECOND AMENDMENT ("Amendment") is made by and between WILTEL COMMUNICATIONS, LLC, a Delaware limited liability company ("WilTel Communications"), and METROMEDIA FIBER NETWORK SERVICES, INC. ("Lessee") a Delaware corporation.

                                   Background

Metromedia Fiber National Network, Inc., a Delaware corporation ("MFNN") and WilTel Communications executed that certain Lease Agreement dated April 26, 2002, as amended October 10, 2002 (the "Agreement").

The Agreement was wholly assigned by MFNN to Lessee on October 10, 2002.

The parties now wish to amend the Agreement to remove certain Lessee Fiber in accordance with the terms set forth in this Amendment.

NOW THEREFORE, for mutual consideration, the value of which the parties acknowledge, the terms of the Agreement are amended as follows:

1. Capitalized terms not otherwise defined in this Amendment have the meaning ascribed in the Agreement.

2. The reference to "14,770 fiber miles" in Section 3.1 is replaced with "14,410 fiber miles".

3. EXHIBIT B-1 is wholly replaced with EXHIBIT B-2 attached to this Amendment.

4. Section 4.1(a) is modified as follows: "14,770" is replaced with "14,410"; "[********]" is replaced with "[********]".

5. EFFECTIVE DATE. This Amendment is effective upon the date of the last signature hereto ("Effective Date").


CONFIDENTIAL

6. Lessee Fiber Interconnections. WilTel Communications will provide Lessee Fiber/Backbone Access as detailed below, at the specified pricing
(notwithstanding Article 3):


                                                           BACKBONE
                     DEMARCATION             LEASE         ACCESS           NON-RECURRING
MARKET               POINTS                PAYMENTS        PAYMENTS         CHARGES                    OTHER
------               -----------           --------        --------         -------------              -----

Los Angeles, CA      624 South Grand,       [**]             [**]           Lessee pays for Cost of    Lessee, at
                     Suite 1706 (1                                          fiber connectivity         its sole
                     Wilshire) to the                                       between fiber              cost, will
                     "Meet-me-Room" on                                      distribution panels.       perform its
                     the 4th floor of                                                                  own splice
                     the same building                                                                 and test.  WC
                     (non-diverse)                                                                     will provide
                                                                                                       LOA.

Dallas, TX  .        WC 5th Floor POP       [**]             [**]           Lessee pays for Cost of
                     at 400 S. Akard                                        any splicing and testing
                     to designated                                          work and fiber
                     manhole serving                                        connectivity between
                     Lessee Fiber from                                      fiber distribution
                     same Building                                          panels.
                     (non-diverse)

Chicago, IL          WC's floor             [*******]                       Lessee pays for Cost of
                     connecting to ~ 5                                      any splicing and testing
                     mile lateral                                           work and fiber
                     terminating in                                         connectivity between
                     previously agreed                                      fiber distribution
                     upon manhole                                           panels
                     serving Lessee
                     Fiber.

Kansas City          WC POPs at 1102        [*******]                       Lessee pays for Cost of
                     Grand Avenue,                                          fiber connectivity
                     #300 and 1212 E.                                       between fiber
                     19th Street                                            distribution panels.
                     (non-diverse)

6. Except as amended, all of the original terms and conditions of the Agreement continue in full force and effect, neither party is in currently in default, and the Agreement, as amended is hereby ratified and confirmed.


CONFIDENTIAL

7. This Amendment may be executed in counterparts, each of which taken together constitute one and the same instrument.

The parties have executed this Amendment on the dates set forth below.



METROMEDIA FIBER NETWORK SERVICES, INC., a Delaware corporation


Signature:        /s/ William G. La Perch
          --------------------------------------------------

(Print) Name:      William G. La Perch
              ----------------------------------------------

(Print) Title:    SVP - Network Services
              ----------------------------------------------

Date:             2/14/03
    --------------------------------------------------------


WILTEL COMMUNICATIONS, LLC, a Delaware limited liability company


Signature:        /s/ T. J. Gallagher
          --------------------------------------------------

(Print) Name:     T. J. Gallagher
              ----------------------------------------------

(Print) Title:    VP & GM, Business Development
              ----------------------------------------------

Date:             2/14/03
    --------------------------------------------------------


CONFIDENTIAL

                                   EXHIBIT B-2

                                SELECTED SEGMENTS

                                    MFN ACCEPTANCE         ROUTE     NO. OF FIBERS    FIBER ROUTE MILES
      ROUTE SEGMENTS                     DATE              MILES       PER ROUTE           ACCEPTED
      --------------                --------------         -----     -------------    -----------------

Atlanta to Washington, DC              05/24/00             820             2                1640

Dallas to Kansas City                  11/27/00             690             2                1380

Denver to Salt Lake City               03/28/00             400             2                 800

Houston to Dallas 1                    05/26/00             250             2                 500

Houston to Atlanta 1                   05/26/00            1000             2                2000

Kansas City to Denver                  12/13/99             610             2                1220

Los Angeles to San Diego               05/23/01             200             2                 400

Minneapolis to Kansas City             12/13/99             500             2                1000

Phoenix to Houston                     11/11/00            1200             2                2400

Sacramento to Salt Lake City           12/18/00             630             2                1260

Sacramento To San Francisco            03/23/01             100             2                 200

San Diego to Phoenix                   02/26/01             350             2                 700

Minneapolis to Chicago                                      455             2                 910
                                                                                          -------
                          TOTALS                                                           14,410
                                                                                          =======

CONFIDENTIAL
SECOND AMENDMENT TO LEASE AGREEMENT
EXHIBIT B-2

EXECUTION COPY                                                      CONFIDENTIAL



CONFIDENTIAL PORTION MARKED [*************] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.







                      COLLOCATION AND MAINTENANCE AGREEMENT


                                     BETWEEN

                    WILLIAMS COMMUNICATIONS, LLC ("PROVIDER")

                                       AND

              METROMEDIA FIBER NATIONAL NETWORK, INC., ("CUSTOMER")





                              DATED APRIL 26, 2002

EXECUTION COPY                                                      CONFIDENTIAL

                                TABLE OF CONTENTS

ARTICLE                                                                     PAGE
-------                                                                     ----
   ARTICLE I.  DEFINITIONS....................................................1
   ARTICLE II.  CONSIDERATION, FEES AND PAYMENT TERMS.........................3
   ARTICLE III.  GRANT OF LICENSE AND COLLOCATION.............................6
   ARTICLE IV.  INTENTIONALLY OMITTED........................................10
   ARTICLE V.  TERM..........................................................10
   ARTICLE VI.  CUSTOMER FIBER MAINTENANCE...................................10
   ARTICLE VII.  AUDIT RIGHTS................................................11
   ARTICLE VIII.  WARRANTIES.................................................11
   ARTICLE IX.  DEFAULT......................................................12
   ARTICLE X.  INDEMNIFICATION...............................................13
   ARTICLE XI.  LIMITATION OF LIABILITY......................................14
   ARTICLE XII.  INSURANCE...................................................15
   ARTICLE XIII.  TAXES......................................................16
   ARTICLE XIV.  NOTICE......................................................16
   ARTICLE XV.  CONFIDENTIALITY..............................................17
   ARTICLE XVI.  PROHIBITION ON IMPROPER PAYMENTS............................18
   ARTICLE XVII.  FORCE MAJEURE; EMINENT DOMAIN..............................18
   ARTICLE XVIII.  SETTLEMENT OF DISPUTES....................................19
   ARTICLE XIX.  RULES OF CONSTRUCTION.......................................19
   ARTICLE XX.  ASSIGNMENT...................................................21
   ARTICLE XXI.  ENTIRE AGREEMENT; AMENDMENT; EXECUTION......................21

EXECUTION COPY                                                      CONFIDENTIAL

                                    EXHIBITS

Exhibit A         Collocation Sites
Exhibit B         Operations Specifications

EXECUTION COPY                                                      CONFIDENTIAL

                      COLLOCATION AND MAINTENANCE AGREEMENT
                                (LONG-HAUL FIBER)

         This COLLOCATION AND MAINTENANCE AGREEMENT (this "Agreement") is made, as of the 26 day of April, 2002 (the "Effective Date") by and between WILLIAMS COMMUNICATIONS, LLC ("Provider"), a Delaware limited liability company, having its principal office at One Technology Center, Tulsa, Oklahoma 74103 and METROMEDIA FIBER NATIONAL NETWORK, INC. ("Customer"), a Delaware corporation having its principal office at 360 Hamilton Avenue, White Plains, New York 10601.

                                   BACKGROUND

A. On this same date, the parties are entering a Fiber Lease Agreement ("Fiber Agreement") pursuant to which Customer agrees to lease from Provider certain fiber optic strands (the "Customer Fibers"); and

B. Customer desires to have Provider operate and maintain the Customer Fibers and Provider desires to provide such services to Customer on the terms and conditions set forth herein; and

C. In addition to maintenance services, Customer desires to acquire from Provider, and Provider desires to provide to Customer, certain collocation rights and services for the Customer Fibers upon the terms and conditions set forth in this Agreement; and

NOW, THEREFORE, in consideration of the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                             ARTICLE I. DEFINITIONS

Capitalized terms and phrases used in this Agreement shall have the following meanings:

"ADDITIONAL SERVICES" shall have the definition set forth in Section 3.4.

"AFFILIATE" means, with respect to any entity, an entity controlling, controlled by, or under common control with such entity by means of direct or indirect majority equity ownership or otherwise. As used in this Agreement, "control" shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

"BASIC SERVICES" shall have the definition set forth in Section 3.3.

"CLAIM" means any claim, action, dispute, or proceeding of any kind between Customer (or any of its Affiliates, successors or assigns) and Provider (or any of its Affiliates, successors, or assigns) and any other claim, transaction, occurrence, loss, liability, expense or other matter arising out of, in connection with, or in any way related to, the Collocation Sites and this Agreement, including the Exhibits hereto.

EXECUTION COPY                                                      CONFIDENTIAL

"COLLOCATION NOTICE" is defined in Section 3.5(a).

"COLLOCATION SITE" shall mean each location in which Customer is granted collocation rights hereunder, including POPs, regeneration and transmission sites, central offices and commercial buildings. The initial Collocation Sites are listed in Exhibit A, (includes the specified number of racks listed for each such location) and any provided in the future pursuant to Section 3.5(a).

"COSTS" means actual and directly related costs accumulated in accordance with the established accounting procedure used by Provider or Customer or their respective contractors or subcontractors, as the case may be, which costs include the following: (a) labor costs, including wages, salaries, benefits and overhead allocable to such labor costs (Customer's or Provider's overhead allocation percentage shall not exceed the lesser of (i) the percentage such party allocates to its internal projects or (ii) one hundred and thirty percent (130%), and (b) other direct costs and out-of-pocket expenses on a pass-through basis (e.g., equipment, materials, supplies, contract services, etc.).

"CUSTOMER EQUIPMENT" means optronic (opto-electrical), electronic, or optical equipment, or materials, interconnection facilities, or other equipment owned, possessed, or utilized by Customer.

"FACILITY OWNERS/LENDERS" means any entity (other than Provider): (a) owning any portion of the Collocation Site or Customer Fibers or any property or security interest therein, (b) leasing to Provider, or providing an IRU to Provider in, any portion of the Customer Fibers, or (c) that is a lender (including any party holding legal title or a security interest in Provider's network as a lessor or a creditor) with respect to Provider or any Affiliates of Provider.

"FORCE MAJEURE EVENT" shall mean any event due to causes beyond the reasonable control of a Party, including, but not limited to: act of God; fire; flood; material shortage or unavailability not resulting from the responsible Party's failure to timely place orders or take other necessary actions therefor, government codes, ordinances, laws, rules, regulations, or restrictions; war or civil disorder; provided that (i) a loss by a Party of employees (other than by reason of one or more Force Majeure Events), (ii) strikes and other labor actions involving a Party's own work force, (iii) the failure (other than by reason of force majeure) of any subcontractor, supplier or transporter to perform its obligations to a Party (except on account of insolvency) unless such supplies or transportation or other services are generally unavailable in the marketplace, and (iv) any increase a Party's costs, shall not in and of itself constitute a Force Majeure Event; and provided that an act or omission shall not be deemed to be "beyond its control" if committed, omitted or caused by such Party, or its employees, officers, agents or affiliates, or by any corporation or other business entity that holds a controlling interest in said Party, whether held directly or indirectly.

"INSTALLATION DATE" is the first date the Collocation Site is ready and available for installation of Customer Equipment.

"LEASE CLAIMS" shall have the meaning set forth in Section 11.4.

"PARTY" or "PARTIES" shall mean either Customer, Provider or both.

EXECUTION COPY                                                      CONFIDENTIAL

"PERSON" shall mean an individual; association, partnership, corporation, limited liability company or other legally recognized entity.

"POP" means a telecommunications point of presence and, unless the context indicates otherwise, refers to a Provider-designated point of presence located along the route of the Customer Fibers.

"RELEASED PARTY" means each of the following:

          (a) any Affiliates of the other party and any Facility Owners/Lenders;

          (b) any employee, officer, director, stockholder, partner, member, or trustee of the other party or of its Affiliates or Facility Owners/Lenders; or

          (c) assignees of the entities included in the above subparagraphs (a) or (b) and any employee, officer, director, stockholder, partner, member, or trustee of such assignees.

"TAKING" shall have the definition set forth in Section 17.2.

"TERM" means the term of this Agreement as defined in Section 5.1.

"UNDERLYING LANDLORD" means any entity (other than Provider) leasing to Provider any Collocation Site.

                ARTICLE II. CONSIDERATION, FEES AND PAYMENT TERMS


2.1 CHARGES FOR MAINTENANCE. Notwithstanding anything contained herein to the contrary, Customer agrees to pay Provider monthly charges for maintenance services equal to [********] through the April, 2002 billing cycle for receipt of such services through May, 2002. For each month during the Term thereafter, Customer shall pay Provider a maintenance fee of [*****] per fiber mile, per month for the maintenance services set forth in Article 6 of this Agreement, such amount totaling $[******] per month (27,000 fiber miles x [**]). Invoices for such maintenance services shall be issued monthly.

2.2 CHARGES FOR COLLOCATION.

         (a) BASIC SERVICES. Customer shall pay for the use of the rack space and associated Basic Services (including power up to 30 amps per rack):

                  (i) at Collocation Sites listed in the Fiber Lease Agreement that service the Customer Fibers at the rate of [****] per rack per month; and

                  (ii) at additional Collocation Sites ordered after the Effective Date at Provider's then current standard rates.

         (b) ADDITIONAL SERVICES. If Customer chooses to receive Additional Services, it shall pay any and all (initial and continuing) costs reasonably incurred by Provider in providing such Additional

EXECUTION COPY                                                      CONFIDENTIAL

Services. Upon at least thirty (30) days' notice to Customer, Provider may adjust recurring charges for the Additional Services once each calendar year to equal its then-current standard charges.

                  (i) The current charge for additional racks (including up to 20 amps of power per rack) is [*****] per rack per month.

                  (ii) The current monthly service charges for additional power are [***] per AC/amp or DC/amp (in excess of 20 combined amps per rack).

                  (iii) Customer shall pay a non-recurring charge for initial installation of Additional Service at a POP, which charges are forth in the table below.

      DESCRIPTION OF CHARGE                                NONRECURRING CHARGE

      Initial Installation Charge per rack                 [******]

      Per 10 AC or DC/amps (over combined 20) up           [****] per amp
      to 60 amps per rack total.

      Charge for more than 60 amps per rack total          [***]

                  (iv) Provider agrees that Customer may cross-connect with third parties at each Collocation Site. Provider will charge and Customer will pay the following charges for interconnecting within Provider's POP:

               o A non-recurring charge of [*****] per cross-/interconnect (covers testing, cords...etc.)

               o A monthly recurring charge of [****] for a single riser and [*****] for dual risers per 4 fibers.

         (c) ESCORTED ACCESS. Customer shall pay Provider's charges for escorted access to Collocation Sites, which may include minimum call-out times, and night, weekend, and holiday differentials or multipliers as set forth below:

               o    Monday-Friday, 8:00 am to 5:00 pm local (2 hour min) [****]

               o    Monday-Friday, 5:01 pm to 7:59 am local (4 hour min) [****]

               o    Saturday & Sunday (4 hour min)                       [****]

               o    Holidays (4 hour min)                                [****]

         (d) EARLY TERMINATION. Except as set forth in Section 3.2, Customer is liable for Collocation Charges (a) for one year after the Installation Date at each POP, and (b) for five years after the Installation Date at each non-POP. If Customer elects to terminate use of any racks it shall do so by giving Provider 30 days prior written notice and paying a termination fee equal to such charges.

         (e) ANCILLARY CHARGES. Current ancillary charges related to changes of the Basic Services or the Additional Services are set forth in the table below:

EXECUTION COPY                                                      CONFIDENTIAL

ANCILLARY CHARGES                                           CHARGE PER OCCURRENCE


Each change of Transmission Service Order (prior to spec    [****]
being written)

Each change of Transmission Service Order (after spec       [******]
written but before install)

Each change of Transmission Service Order (after install)   [************]

Order Cancellation of Additional Services (>/= 30 days      [****]
from Additional Services Ready Date)

Order Cancellation of Additional Services (< 30 days from   [******]
Additional Services Ready Date)

All charges set forth in Subsections 2.2 (b), (c), (d) and (e) are subject to change upon at least thirty (30) days' notice from Provider to Customer after the first anniversary of the Effective Date.

2.3 METHOD OF PAYMENT. All payments to be made pursuant to this Agreement may be made by check or draft of immediately available funds delivered to the address designated in writing by the other Party (e.g., in a statement or invoice) or, failing such designation, to the address for notice to such other Party provided pursuant to Article XIV. Each Party shall make all payments in United States currency.

2.4 TIME OF PAYMENT.

         (a) Recurring charges for maintenance services and collocation services are invoiced in advance. Payments shall be prorated, as necessary, for the first and last months such charges apply. Notwithstanding anything to the contrary in this Agreement and regardless of whether Customer is ready to utilize the collocation space in each of the Collocation Sites, the Collocation charges shall begin to apply upon the Installation Date at the relevant site.

         (b) Provider shall issue invoices for any Additional Services after the calendar month during which it provided such Additional Services, provided that it may issue invoices for nonrecurring charges (including any Cost reimbursement) based upon estimates of such charges and Customer shall pay such invoices prior to performance of the work by Provider. Within thirty (30) days of completion of the work, Provider shall invoice Customer for any Costs of such work exceeding the estimate, or if the estimate exceeds the actual Costs, Provider shall refund the Customer the difference.

         (c) Except as otherwise set forth in this Agreement, all amounts are payable within thirty (30) calendar days of the invoice delivery date, as determined by Section 14.2. Notwithstanding anything to the contrary contained herein, Customer shall pay the maintenance and collocation fees during the term of that certain Monthly Netting Agreement executed by the Parties on October 20, 2002, in accordance with the provisions of such Monthly Netting Agreement.

2.5 NO OTHER FEES. Except as otherwise set forth in this Agreement, neither party shall charge the other party any maintenance, right-of-way, conduit occupancy, or other recurring charges.

EXECUTION COPY                                                      CONFIDENTIAL

                  ARTICLE III. GRANT OF LICENSE AND COLLOCATION

3.1 GRANT OF LICENSE.

         (a) Customer's rights under this Agreement are solely contractual, granting Customer an exclusive license to locate, install, maintain and operate Customer Equipment at each Collocation Site, but only as permitted by this Agreement and only to the extent expressly set forth in this Agreement or an accepted order for collocation services. No use of a Collocation Site required or permitted under this Agreement shall create or vest in Customer any easements, leasehold interests, or other ownership or property rights of any nature in Provider's real or personal property. Customer shall provide, maintain, and for all purposes be solely responsible for all Customer Equipment at Collocation Sites.

         (b) Customer shall have the exclusive right to use the rack space allocated to Customer in each Collocation Site for any lawful telecommunications purpose. Provider shall have no right to use the Customer's rack space in any Collocation Site during the Term except in the event of a Customer default and subsequent termination of this Agreement.

         (c) In addition to the restrictions set forth in Article XX, Customer shall not, directly or indirectly, convey any interest, sublicense or sublease in the Collocation Site or any racks at such site (including Customer's right to occupy the Collocation Site) to any other person, firm or entity, without the prior written consent of Lessor.

3.2 COLLOCATION SITES.

         (a) Provider agrees to provide and Customer agrees to pay for the Collocation Sites and corresponding number of racks identified in Exhibit A under the column "Racks pre 6/1/02" in each of Provider's Collocation Sites. The monthly charges for such racks and associated collocation services total [********], which Customer agrees to pay Provider through the April, 2002 billing cycle for receipt of such services through May, 2002. On June 1, 2002, this Agreement expires with respect to all the racks so identified, including associated collocation services, and neither party has any further liability with respect to such racks accruing after June 1, 2002.

         (b) As of June 1, 2002, Provider agrees to provide and Customer agrees to pay for the Collocation Sites and corresponding number of racks identified in Exhibit A under the column "Racks post 6/1/02", together with associated collocation services ordered by Customer. The current monthly invoice for such collocation is [********].

         (c) After execution of this Agreement, any requests by Customer for racks at the Collocation Sites set forth in Exhibit A shall be considered a request for Additional Services as defined below.

3.3 BASIC SERVICES. At each Collocation Site, Provider will provide to Customer the number of racks specified in Exhibit A, plus HVAC, and 30 amps of negative 48v DC power per rack (collectively, the "Basic Services"). A rack space shall be adequate to contain a rack (measuring 26 inches (width) x 24 inches (depth) x 78 or 84 inches (height)). The total linear inches for Customer rack space within each location shall not exceed the sum of the number of rack spaces for such location multiplied by 26 inches. To the extent Provider has additional available and uncommitted collocation


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space and power at the Collocation Sites, Customer may order additional Basic
Services. Customer shall use the standard Provider procedures for ordering such additional Basic Services.

3.4 ADDITIONAL SERVICES. Customer may request in writing separate caged access, installation services, AC power or additional DC power, additional back-up power, technical assistance, additional space or racks, cross-connects, or additional HVAC (collectively referred to as the "Additional Services") at any Collocation Site. Within thirty (30) business days after receiving such written request, Provider shall notify Customer whether the Additional Services are available and, if they are, Provider's standard rates for the Additional Services as set forth in Section 2.2(b). Customer shall provide written notice to Provider confirming its request for such Additional Services at the quoted rates prior to Provider providing such Additional Services. If upgrades or expansions to a Collocation Site or its facilities are necessary to accommodate Customer's request, Provider may charge the entire Costs of such upgrades or expansions to Customer to be paid in advance.

3.5 DELIVERY AND INSTALLATION.

         (a) No later than sixty (60) days prior to Customer's desired Installation Date at any Collocation Site, Customer shall provide to Provider the "Collocation Notice." The Collocation Notice shall include notice of Customer's desire to collocate in a particular Collocation Site, a copy of Customer's construction design drawings and installation schedule. The Collocation Notice shall also include: (a) Customer's requested installation date(s); (b) any excess cable storage requirements; (c) identification of all Customer Equipment to be installed; (d) a diagram of the desired location of the Customer Equipment; (e) the space, power, environmental and other requirements for the Customer Equipment; (f) all other information reasonably required by Provider. Within thirty (30) business days of receiving the Collocation Notice, Provider shall respond with its acceptance or rejection.

         (b) Customer shall, at its expense, cause Customer Equipment to be delivered, installed, and maintained in a safe condition and meeting or exceeding the standards of Provider. Provider shall allow Customer reasonable access to each Collocation Site for purposes of installing Customer Equipment, provided that, if a Collocation Site is not ready for installation of equipment other than security, alarm, HVAC, power, back-up power or other common systems on such date, Provider shall allow such access within five (5) days of the first date such Collocation Site is ready for such installation. Provider shall provide Customer with at least thirty (30) days notice prior to the date it estimates each Collocation Site will be ready for installation of Customer Equipment.

3.6 ALARMS.

         (a) Provider shall continuously monitor Collocation Site security, environmental, and power alarms at one or more manned monitoring centers. At Customer's request, Provider shall establish procedures to allow Customer, at Customer's expense, to share or (at Provider's option) receive indirectly security and environmental alarm information where technically feasible.

         (b) Each Party shall promptly notify the other of any matters pertaining to any damage or impending damage to or loss of the use of Collocation Site or surrounding premises that are known to it and that could reasonably be expected to adversely affect the Collocation Site.


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3.7 COLLOCATION SITE MAINTENANCE. Customer shall provide all maintenance and repair of Customer Equipment. Any improvement, modification, addition to, relocation, or removal of Customer Equipment, shall be subject to Provider's prior review and written approval. Customer shall pay the cost of such improvement, modification, addition to, relocation, or removal of, the Customer Equipment. Provider's approval will not be unreasonably withheld. Provider's maintenance responsibility shall be limited to the demarcation point and the associated cross connect at that point.

3.8 USE OF CUSTOMER EQUIPMENT.

         (a) POWER USE. Customer shall not install any electrical or other equipment that overloads any electrical paneling, circuitry, or wiring.

         (b) STANDARDS. Customer shall ensure that Customer Equipment is installed, operated, and maintained to meet or exceed any reasonable requirements of Provider, any requirements of Provider's building management or insurance underwriters, and any applicable local, state and federal codes and public health and safety laws and regulations (including fire regulations and the National Electric Code).

         (c) INTERVENTION. If any part of the Customer Fibers or Customer Equipment is not placed and maintained in accordance with the terms and conditions of this Agreement and Customer fails to correct the violation within
(i) ten (10) days if the violation creates a life safety hazard, or (ii) thirty
(30) days for any other violation, each from receipt of written notice thereof from Provider, then Provider may, at its option, without further notice to Customer, correct the deficiency at Customer's expense without liability (except to the extent the Agreement permits recovery for Provider's gross negligence) for damages to the fiber, Customer Equipment or for any interruption of Customer's services. As soon as practicable thereafter, Provider shall advise Customer in writing of the work performed or the action taken. Customer shall reimburse Provider for all Costs reasonably incurred by Provider associated with any work or action performed by Provider pursuant hereto.

         (d) THREAT TO PERSONS OR PROPERTY. If Provider determines that Customer's actions or failure to fulfill an obligation of this Agreement, or its Customer Equipment poses an immediate threat to the safety of Provider's employees or the public, interferes with the performance of Provider's service obligations, or poses an immediate threat to the physical integrity of Provider's facilities, Provider may perform such work and/or take such action that it deems necessary without notice to Customer and without subjecting itself to any liability (except to the extent the Agreement permits recovery for Provider's gross negligence) for damage to the fiber, Customer Equipment or for any interruption of Customer's services. As soon as practicable thereafter, Provider shall advise Customer in writing of the work performed or the action taken. Customer shall reimburse Provider for all expenses reasonably incurred by Provider associated with any work or action performed by Provider pursuant hereto. Customer shall remit payment to Provider within thirty (30) calendar days from its receipt of Provider's invoice therefor.

3.9 ACCESS TO COLLOCATION SITE. Provider shall provide Customer with escorted twenty-four hour access to Customer's assigned racks and, as reasonably necessary, other portions of Provider's common space. Customer agrees to pay the fees set forth in Section 2.2(d) for escorted access. To obtain such


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access, Customer shall provide Provider with reasonable advance notice and
Provider shall provide escorted access. Provider shall use reasonable efforts to respond to emergency requests for such access.

         (a) NOTICE. Customer shall notify Provider Network Operations Center prior to entering a Collocation Site and shall comply with any reasonable Provider notice procedures.

         (b) SECURITY. Customer shall abide by Provider's reasonable security requirements. When deemed appropriate by Provider, Customer employees, customers, or representatives shall be issued passes or visitor identification cards which must be presented upon request before entry to Collocation Sites and surrendered upon demand or upon termination of the Agreement. Such passes or other identification shall be issued only to persons meeting any reasonable security criteria applicable at the relevant Collocation Site for such purpose. Nothing in this Subsection shall be construed as preventing Customer from having twenty-four hour escorted access to Collocation Sites.

         (c) RIGHT TO TERMINATE INDIVIDUAL'S ACCESS. Notwithstanding any other provision of this Agreement, Provider shall, without threat of liability, have the right to immediately terminate the right of access of any Customer personnel or representative should it determine in its sole discretion for any lawful reason that termination of such access is in its best interest. Provider shall promptly notify Customer of any such termination, and Customer shall have a reasonable opportunity to demonstrate that the terminated rights of access should be reinstated. Any termination of a specific individual's access shall remain in effect pending Provider's final determination as to the advisability of such reinstatement.

(d) REMOVAL OF CUSTOMER EQUIPMENT. Within sixty (60) days after the end of the Term or Customer's abandonment of any collocation arrangement at a Collocation Site, Customer shall remove all Customer Equipment from the System or any other Provider facilities at Customer's sole cost under Provider's supervision. Customer shall provide Provider with at least sixty (60) days' notice prior to such removal. If Customer fails to remove the same within said sixty-day period, Provider shall either:

               (i) remove Customer's Equipment and issue an invoice to Customer for the cost of removal and storage; or

               (ii) notify Customer that Provider elects to take ownership of such abandoned Customer Equipment, in which case Customer shall execute a bill of sale or other document evidencing Provider's title to such Customer Equipment.

3.10 NO RESTRICTIONS. Provider's right to maintain and operate its facilities in such a manner as will best enable it to fulfill its own service requirements is in no manner limited by this Agreement, except as specifically set forth in this Agreement.

3.11 INSPECTIONS. Provider reserves the right to make periodic inspections of any part of the Collocation Sites; provided that Customer shall have the right to have one or more of its employees or representatives present during the time of any such inspection. Provider shall give Customer advance notice of such inspections, except in those instances where Provider determines that safety considerations justify the need for such an inspection without the delay of providing notice. The making of periodic inspections or the failure to do so shall not operate to impose upon Provider any


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liability of any kind whatsoever nor relieve Customer of any responsibility, obligation, or liability allocated to it in this Agreement.

3.12 LIENS AND ENCUMBRANCES. Customer shall not have the power, authority or right to create and shall not permit any lien or encumbrance, including, without limitation, tax liens, mechanics' liens, or other liens or encumbrances with respect to work performed, in connection with the installation, repair, maintenance or operation of its Customer Equipment or other property installed within the Collocation Site.

3.13 SUBORDINATION. Customer's rights under this Agreement shall be totally subordinate to any bona fide mortgages, loans, deeds of trust, or any other borrowing upon the real or personal property which may be incurred by Provider. Customer shall sign any such reasonable documents as are necessary to satisfy any lender, private or institutional, to reflect said subordination.

3.14 INDEPENDENT PARTIES. The presence of a Provider or Customer employee or representative (as an inspector or otherwise) while an employee or representative of the other party is at the Collocation Site or performing work pursuant to this Agreement shall not make either party liable for the actions of the other party and shall not be deemed to waive the responsibility of either party to perform its obligations in a safe and workmanlike manner.

                        ARTICLE IV. INTENTIONALLY OMITTED

                                 ARTICLE V. TERM

5.1 TERM. The Term of this Agreement begins on the Effective Date and expires co-terminously with the Fiber Lease Agreement.

5.2 EFFECT OF TERMINATION. No termination of this Agreement shall affect the rights or obligations of any Party hereto:

                  (a) with respect to any payment hereunder for services rendered prior to the date of termination;

                  (b) pursuant to Articles VII (Audit Rights), X
         (Indemnification), XI (Limitation of Liability), XII (Insurance), XIII (Taxes), XV (Confidentiality), XVI (Prohibition on Improper Payments), XVIII (Settlement of Disputes), or XIX (Rules of Construction) or Sections 8.2 (Disclaimer of Warranty) or 8.3 (No Third-Party Warranties); or

                  (c) pursuant to other provisions of this Agreement that, by their sense and context, are intended to survive termination of this Agreement.

                     ARTICLE VI. CUSTOMER FIBER MAINTENANCE

6.1 MAINTENANCE SERVICES. During the Term of this Agreement, Provider shall provide, or cause to be provided by contractors selected by Provider, emergency and non-emergency maintenance and repair of the Customer Fibers all pursuant to the operations specifications set forth in Exhibit B. Provider, at


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Customer's sole expense and at Provider's or its subcontractor's then prevailing rates, shall perform maintenance and repair necessitated by Customer's negligence or willful misconduct or Customer's elective maintenance or repair requests.

6.2 MAINTENANCE OF CUSTOMER'S EQUIPMENT EXCLUDED. Provider shall have no obligation under this Agreement to maintain, repair or replace Customer's Equipment.

6.3 NO UNAUTHORIZED ACCESS TO SYSTEM. Customer shall not access the Customer Fibers (other than pursuant to this Agreement).

6.4 RELOCATION. If Provider is required to relocate the Customer Fibers, Provider shall give Customer not less than 180 calendar days' prior written notice (unless Provider has received less than 180 days' notice, in which case Provider shall give notice to Customer as promptly as reasonably practicable after Provider receives such notice or determines that a relocation is necessary) of such relocation. Provider shall use commercially reasonable efforts to arrange for such relocation as promptly as practicable. Provider shall provide Customer with updated as-built drawings with respect to any relocated portion of the relocated System not later than 180 calendar days following the completion of such relocation. Provider shall perform any relocation such that: (a) the relocated facilities shall be constructed and tested in accordance with the specifications and requirements set forth in the Fiber Lease Agreement, including the applicable Exhibits; (b) the relocation shall not result in a materially adverse change to the operations, performance, or interconnections of Customer, or the end points or meet points of the Customer Fibers; (c) the relocation maintains diversity of Customer Fibers, if diversity existed prior to the relocation; and (d) the relocation shall not unreasonably interrupt service on the Customer Fibers. Customer shall receive at least twenty-one (21) calendar days advance notice of any interruption in service of Customer Fibers which will be caused by a relocation, and such relocation shall be coordinated such that any interruption shall only occur between the hours of 12 midnight and 6 A.M. local time on Saturdays and Sundays.

                            ARTICLE VII. AUDIT RIGHTS

Each party shall keep such books and records (which shall be maintained on a consistent basis and substantially in accordance with generally accepted accounting principles) as shall readily disclose the basis for any charges (except charges fixed in advance by this Agreement or by separate agreement of the parties) or credits, ordinary or extraordinary, billed or due to the other party under this Agreement and shall make them available for examination, audit, and reproduction by the other party and its agents for a period of one year after such charge or credit is billed or due. To the extent a party seeks reimbursement of out-of-pocket costs or services provided on a per-hour basis, it shall provide reasonable supporting documentation to the other party.

                            ARTICLE VIII. WARRANTIES

8.1 AGREEMENT VALIDITY. Each party represents and warrants that: (a) it has the full right and authority to enter into, execute, deliver and perform its obligations under this Agreement; (b) it has taken all requisite corporate action to approve the execution, delivery and performance of this Agreement; (c) this Agreement constitutes a legal, valid and binding obligation enforceable against such party in accordance with its terms; (d) its execution of and
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shall not violate any applicable existing regulations, rules, statutes or court orders of any local, state or federal government agency, court or body; and (e) it has the right pursuant to such party's Right-of-Way Authorizations to grant the rights to the other party as set forth in this Agreement.

8.2 DISCLAIMER OF WARRANTY. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, PROVIDER MAKES NO WARRANTY TO CUSTOMER OR ANY OTHER PERSON OR ENTITY, WHETHER EXPRESS, IMPLIED, OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PURPOSE OF ANY FIBERS OR ANY SERVICE PROVIDED HEREUNDER OR DESCRIBED HEREIN, OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES ARE HEREBY EXCLUDED AND DISCLAIMED.

8.3 NO THIRD-PARTY WARRANTIES. NO FACILITY OWNERS/LENDERS HAVE MADE ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, TO CUSTOMER CONCERNING PROVIDER, CUSTOMER FIBERS OR AS TO ANY OF THE MATTERS SET FORTH IN SECTIONS 8.1 OR 8.2. NO CUSTOMER LENDERS HAVE MADE ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, TO PROVIDER CONCERNING CUSTOMER, CUSTOMER FIBERS OR AS TO ANY OF THE MATTERS SET FORTH IN THIS AGREEMENT.

                               ARTICLE IX. DEFAULT

9.1 TERMINATION UPON DEFAULT. Either party, upon written notice to the other party after the other party's default and the other party's failure to cure any default in the performance of any material obligation hereunder prior to the end of the applicable cure period, may terminate this Agreement as herein provided, provided that at the time of termination such default remains uncured.

9.2 SPECIFIC DEFAULT EVENTS. Events of default shall include but not be limited to: (a) the making of a general assignment for the benefit of the defaulting party's creditors; (b) the filing of a voluntary petition in bankruptcy or the filing of a petition in bankruptcy or other insolvency protection against the defaulting party which is not dismissed within 90 calendar days thereafter; (c) the filing by the defaulting party of any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution, or similar relief; (d) any violation by Customer of the restrictions set forth in Article 20.

9.3 CURE PERIOD. The cure period applicable to Section 9.1 shall be:

         (a) with respect to a default in payment, the period ending ten (10) business days after a written notice of such default is given;

         (b) with respect to any other default, the period ending 30 calendar days after a written notice of such default is given, provided, however, that if such default cannot with reasonable diligence be cured within such 30-day period, and such other party has commenced to effect a cure immediately upon receipt of such notice, and diligently pursues such cure, then such cure period will be extended for a period reasonably required to cure such default but in no event more than an additional 30 calendar days.


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9.4 FAILURE TO CURE. Upon the failure by the defaulting party to timely cure any such default after notice thereof from the other party, the other party may take such action as it determines, in its sole discretion, to be necessary to correct the default, and pursue any legal remedies it may have under this Agreement, applicable law, or principles of equity relating to such breach.

9.5 WAIVER OF SPECIFIC DEFAULTS. Any event of default by the defaulting party may be waived under the terms of this Agreement at the other party's option. Any such waiver shall be in writing.

9.6 DISPUTED AMOUNTS. Notwithstanding the other provisions of this Article, failure to pay an amount subject to a bona fide dispute shall not be an event of default to the extent the disputed amount is (a) less than $100,000 or (b) paid into an escrow account of a nationally chartered domestic bank to be established by the parties within thirty (30) days of the Effective Date of this Agreement.

                           ARTICLE X. INDEMNIFICATION

10.1 INDEMNITY. Each party shall indemnify, defend, protect and hold harmless the other party, its employees, officers, directors, agents, shareholders, affiliates, Facility Owners/Lenders, and other parties to Right-of-Way Authorizations that are entitled to indemnity by such indemnifying party (the "Indemnitor"), from and against, and assumes liability for:

         (a) Any injury, loss or damage to any person, tangible property or facilities of any person or entity (including reasonable attorneys' fees and costs), to the extent arising out of or resulting from the acts or omissions, negligent or otherwise, of the indemnifying party, its officers, employees, servants, affiliates, agents or contractors in connection with its performance under this Agreement; and

         (b) Any claims, liabilities or damages arising out of any violation by the indemnifying party of regulations, rules, statutes or court orders of any local, state or federal governmental agency, court or body in connection with its performance under this Agreement.

10.2 NO LIMITATION ON CLAIMS AGAINST OTHER PARTIES. Except as set forth herein, and subject to the terms of any underlying agreements between Provider and any third person, nothing contained herein shall operate as a limitation on the right of either party hereto to bring an action for damages against any third person, including indirect, special or consequential damages, based on any acts or omissions of such third person as such acts or omissions may affect the construction, operation or use of the Customer Fibers; provided, however, that each party hereto shall assign such rights of claims, execute such documents and do whatever else may be reasonably necessary to enable the other party to pursue any such action against such third person.

10.3 NOTICE. Provider and Customer agree to promptly provide each other with notice of any claim which may result in an indemnification obligation hereunder. The Indemnitor may defend such claim with counsel of its own choosing provided that no settlement or compromise of any such claim shall occur without the consent of the other Party, which consent shall not be unreasonably withheld or delayed.


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10.4 MATERIAL AND CONTINUING OBLIGATION. Each Party's obligation to indemnify, defend, protect, and save the other Party harmless is a material obligation to the continuing performance of the other Party's obligations hereunder.

                       ARTICLE XI. LIMITATION OF LIABILITY

11.1 RESTRICTION ON TYPES OF LIABILITY. NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE, RELIANCE OR CONSEQUENTIAL DAMAGES, WHETHER FORESEEABLE OR NOT, ARISING OUT OF, OR IN CONNECTION WITH THIS AGREEMENT, IN TORT, BREACH OF CONTRACT, BREACH OF WARRANTY, STRICT LIABILITY OR ANY OTHER CAUSE OF ACTION, INCLUDING DAMAGE OR LOSS OF PROPERTY OR EQUIPMENT, LOSS OF PROFITS OR REVENUE, COST OF CAPITAL, COST OF REPLACEMENT SERVICES, OR CLAIMS OF CUSTOMERS, WHETHER OCCASIONED BY ANY REPAIR OR MAINTENANCE PERFORMED BY, OR FAILED TO BE PERFORMED BY, THE FIRST PARTY OR ANY OTHER CAUSE WHATSOEVER.

11.2 NO RECOURSE AGAINST RELEASED PARTIES. Neither party shall have any recourse of any kind against any Released Party or any assets of a Released Party under this Agreement, it being expressly agreed and understood that no liability whatever shall attach to or be incurred by any Released Party under or by reason of this Agreement or any other instrument, arrangement or understanding related to Customer Fibers or Collocation Sites. Each party waives all such recourse to the extent set forth in this Section on behalf of its successors, assigns, and any entity claiming by, through, or under such party.

11.3 NO PERSONAL LIABILITY. Each action or claim against any party arising under or relating to this Agreement shall be made only against such party as a corporation, and any liability relating thereto shall be enforceable only against the corporate assets of such party. No party shall seek to pierce the corporate veil or otherwise seek to impose any liability relating to, or arising from, this Agreement against any shareholder, employee, officer, director or agent of the other party. Each of such persons is an intended beneficiary of the mutual promises set forth in this Section and shall be entitled to enforce the obligations or provisions of this Section.

11.4 PURSUIT OF ACTIONS AGAINST UNDERLYING LANDLORDS. Notwithstanding the foregoing provisions of this Article, AND ONLY TO THE EXTENT PROVIDER IS REQUIRED under the terms and provisions of any underlying lease or agreement to indemnify an Underlying Landlord from and against any and all claims, suits, judgments, liabilities, losses and expenses (hereinafter "Lease Claims") arising out of service interruption, cessation, unreliability of or damage to the Collocation Site, regardless of whether such Lease Claims arise from the sole or partial negligence, willful misconduct or other action or inaction of such Underlying Landlord, Customer hereby releases such Underlying Landlord, and hereby waives, all Lease Claims arising out of service interruption, cessation, unreliability of or damage to the Collocation Site regardless of whether such claims, suits, judgments, liabilities, losses or expenses arise from the sole or partial negligence, willful misconduct or other action or inaction, of such Underlying Landlord. Customer shall notify Provider in writing before pursuing any such Lease Claim against an Underlying Landlord and such notification shall make specific reference to this provision of the Agreement, and Provider shall respond in writing within sixty (60) days after receipt of such


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notification as to whether or not the terms of such underlying lease require
Customer to release and waive such Lease Claim against the Underlying Landlord in question.

                             ARTICLE XII. INSURANCE

12.1 OBLIGATION TO OBTAIN. During the Term of this Agreement, the parties shall each obtain and maintain not less than the following insurance:

         (a) Commercial General Liability Insurance, including coverage for sudden and accidental pollution legal liability, with a combined single limit of $10,000,000 for bodily injury and property damage per occurrence and in the aggregate; provided that such coverage may be obtained through a combination of specific and umbrella or excess liability policies.

         (b) Worker's Compensation Insurance in amounts required by applicable law and Employers Liability Insurance with limits not less than $1,000,000 each accident. If a party is to perform work in Nevada, North Dakota, Ohio, Washington, Wyoming, or West Virginia, the party shall participate in the appropriate state fund(s) to cover all eligible employees and provide a stop gap endorsement.

         (c) Automobile Liability Insurance with a combined single limit of $2,000,000 for bodily injury and property damage per occurrence, to include coverage for all owned, non-owned, and hired vehicles; provided that such coverage may be obtained through a combination of specific and umbrella or excess liability policies.

If the Landlord imposes more stringent insurance requirements pursuant to the relevant lease (as it may be modified from time to time), Customer shall promptly comply with the Landlord's requirements, after receiving written notice of such requirements. Provider shall, upon Customer's request, provide a copy of the relevant provisions of the lease to Customer, to the extent such disclosure is not prohibited by the terms of the lease.

The limits set forth in this Section are minimum limits and shall not be construed to limit the liability of either party.

12.2 POLICY REQUIREMENTS. Each party shall obtain and maintain the insurance policies required above with companies rated A- or better by Best's Key Rating Guide or with a similar rating by another generally recognized rating agency. The other party, its Affiliates, officers, directors, and employees, and any other party entitled to indemnification hereunder shall be named as additional insureds to the extent of such indemnification. Each party shall provide the other party with an insurance certificate confirming compliance with the insurance requirements of this Article. The insurance certificate shall indicate that the other party shall be notified not less than 30 calendar days prior to any cancellation or material change in coverage. If either party provides any of the foregoing coverages through a claims made policy basis, that party shall cause such policy or policies to be maintained for at least three years beyond the expiration of this Agreement.

12.3 WAIVER OF SUBROGATION. The parties shall each obtain from the insurance companies providing the coverages required by this Agreement a waiver of all rights of subrogation or recovery in favor of


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the other party and, as applicable, its members, managers, shareholders,
Affiliates, assignees, officers, directors, and employees or any other party entitled to indemnity under this Agreement to the extent of such indemnity.

12.4 BLANKET POLICIES; SELF-INSURANCE. Nothing in this Agreement shall be construed to prevent either party from satisfying its insurance obligations pursuant to this Agreement (a) under a blanket policy or policies of insurance that meet or exceed the requirements of this Article or (b) with respect to the insurance required in Sections 12.1(b) and (c), with the consent of the other party, which consent shall not be unreasonably withheld, self-insurance.

                               ARTICLE XIII. TAXES

13.1 TAXES. Provider shall be responsible for all ad valorem property taxes relating to portions of its network, excluding the Customer Fibers, as well as any taxes required for the provision of the maintenance and collocation services under this Agreement.

13.2 COOPERATION. Provider and Customer acknowledge and agree that it is their mutual objective and intent to minimize to the extent feasible all taxes and that they will cooperate with each other and coordinate their mutual efforts to achieve such objectives in accordance with the provisions of this Article. The Parties shall cooperate in any contest of any taxes or fees and in making tax related reports and filings, so as to avoid, to the extent reasonably possible, prejudicing the interests of the other Party.

                               ARTICLE XIV. NOTICE

14.1 NOTICE ADDRESSES. Unless otherwise provided in this Agreement, all notices and communications concerning this Agreement shall be in writing and addressed to the other Party as follows:

If to Customer:            Metromedia Fiber National Network, Inc.
                           Attn:  President
                           360 Hamilton Avenue
                           White Plains, New York 10601
                           Facsimile:  (914) 421-7550

with a copy to:            Metromedia Fiber National Network, Inc.
                           Attn: General Counsel
                           One North Lexington Avenue
                           White Plains, New York 10601
                           Facsimile:  (914) 421-6793

If to Provider:            Williams Communications, LLC
                           Attn:  Contract Management
                           One Technology Center, MD-6H
                           Tulsa, Oklahoma 74103
                           Facsimile No.:  (918) 547-0460


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with a copy to:            Williams Communications, LLC
                           Attn:  IRU Administration
                           One Technology Center, TC-8A
                           Tulsa, OK 74103
                           Facsimile:  (918) 547-2991

and                        Williams Communications, LLC
                           Attn:  General Counsel
                           One Technology Center, TC-15A
                           Tulsa, Oklahoma 7415
                           Facsimile:  (918) 547-2630

or at such other address as may be designated in writing to the other Party.

14.2 NOTICE AND INVOICE DELIVERY. Unless otherwise provided herein, notices and invoices shall be: (a) hand delivered, (b) sent by registered or certified U.S. Mail, postage prepaid, (c) by commercial overnight delivery service, or (d) transmitted by facsimile, and shall be deemed served or delivered to the addressee or its office when received at the address for notice specified above when hand delivered, three (3) United States Postal Service business days after deposit in the mail when sent by U.S. mail on the day after being sent when sent by overnight delivery service, and upon confirmation of sending when sent by facsimile.

                           ARTICLE XV. CONFIDENTIALITY

15.1 CONFIDENTIALITY OBLIGATION. If either Party provides confidential information to the other or, if in the course of performing under this Agreement or negotiating this Agreement a Party learns confidential information regarding the facilities or plans of the other, the receiving Party shall (a) protect the confidential information from disclosure to third parties with the same degree of care accorded its own confidential and proprietary information, but in any case with at least reasonable care and (b) refrain from using such confidential information except in negotiating or performing under this Agreement. Notwithstanding the above, a Party may provide such confidential information to its directors, officers, members, managers, employees, agents, and contractors, consultants ("Representatives"), Affiliates, contractors, financial institutions, lenders, Underlying Landlords, potential assignees (who are bound by a written agreement restricting use and disclosure of confidential information), and Representatives of Affiliates, in each case whose access is reasonably necessary. Each such recipient of confidential information shall be informed by the Party disclosing confidential information of its confidential nature, and shall be directed to treat such information confidentially and shall agree to abide by these provisions. In any event, each Party shall be liable (with respect to the other Party) for any breach of this provision by any entity to whom that Party discloses confidential information. The terms of this Agreement (but not its execution or existence) shall be considered confidential information for purposes of this Article, except as set forth in Section 15.3. The obligations set forth in this Section shall survive expiration or termination of this Agreement for a period of two (2) years, except that, with respect to any confidential information designated by the disclosing Party as a trade secret, and entitled to protection as such, the obligations set forth in this Section shall survive such expiration or termination indefinitely.

EXECUTION COPY                                                      CONFIDENTIAL

15.2 PERMITTED DISCLOSURES. Notwithstanding any other provision herein, neither Provider nor Customer shall be required to hold confidential any information that:

         (a) becomes publicly available other than through the recipient;

         (b) is required to be disclosed by a governmental, regulatory authority, or judicial order, rule, or regulation or proceedings with respect to this Agreement or a Party's obligations as a publicly held company, provided that a Party subject to such requirement shall promptly notify the other Party of such requirement;

         (c) is independently developed by the disclosing Party;

         (d) becomes available to the disclosing Party without restriction from a third party;

         (e) to the extent disclosure by the receiving Party as required by applicable law or regulation.

15.3 GOODWILL AND PUBLICITY. Neither Party shall use the name, trade name, service mark, or trademark of the other in any promotional or advertising material without the prior written consent of the other. Provided each Party consents, the Parties shall coordinate and cooperate with each other when making public announcements related to the terms of this Agreement and each Party shall have the right to promptly review, comment upon, and approve any publicity materials, press releases, or other public statements by the other Party that refer to, or that describe any aspect of, this Agreement.

                  ARTICLE XVI. PROHIBITION ON IMPROPER PAYMENTS

Neither Party shall use any funds received under this Agreement for illegal or otherwise "improper" purposes. Neither Party shall pay any commission, fees or rebates to any employee of the other Party. If either Party has reasonable cause to believe that one of the provisions in this Article has been violated, it, or its representative, may audit the books and records of the other Party for the sole purpose of establishing compliance with such provisions, to the extent reasonably necessary.

                   ARTICLE XVII. FORCE MAJEURE; EMINENT DOMAIN

17.1 EXCUSED PERFORMANCE. Neither Provider nor Customer shall be in default under this Agreement with respect to any delay in its performance (other than the payment of monetary amounts due under this Agreement) caused by any Force Majeure Event. The Party claiming relief under this Article shall promptly notify the other in writing of the existence of the Force Majeure Event relied on, the expected duration of the Force Majeure Event, and the cessation or termination of the Force Majeure Event. The Party claiming relief under this Article shall exercise commercially reasonable efforts to minimize the time for any such delay.

17.2 EMINENT DOMAIN. Should any portion of a Collocation Site or the Customer Fibers be acquired by eminent domain, nationalization, or expropriation (each of which, a "Taking") by any authority or entity possessing such power, then each Party shall be excused from performance of its obligations to the extent provided in Section 17.1. Provider shall give Customer notice of any proposed Taking

EXECUTION COPY                                                      CONFIDENTIAL

within fifteen (15) days of Provider itself receiving notice of any proceedings. In the proceeding for any such Taking or an involuntary discontinuance of the use of a portion of the Collocation Site or the Customer Fibers in anticipation of a Taking, the interests of Customer and Provider in the affected portion shall be severed. Any awards resulting from the proceeding or otherwise provided shall be allocated between Customer and Provider in accordance with such interests. In addition, Customer and Provider shall each be entitled to claim and receive the portion of the total award attributable to its interest in the affected assets and may claim damages payable on account of relocation or re-routing expenses relating to the Taking.

                      ARTICLE XVIII. SETTLEMENT OF DISPUTES

18.1 OBLIGATION TO ARBITRATE. Any dispute or disagreement relating to this Agreement or any matter arising between Customer and Provider in connection with this Agreement which is not settled to the mutual satisfaction of Customer and Provider within 30 calendar days from the date that either party informs the other in writing that such dispute or disagreement exists, shall be settled by arbitration by a single arbitrator in Chicago, Illinois, in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect on the date that such notice is given. If the parties are unable to agree on a single arbitrator within fifteen calendar days, the American Arbitration Association shall select an arbitrator. The decision of the arbitrator shall be final and binding upon the parties and shall include written findings of law and fact, and judgment may be obtained thereon by either party in a court of competent jurisdiction. Each party shall bear the cost of preparing and presenting its own case. The cost of the arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the parties unless the award otherwise provides.

18.2 EXCEPTIONS TO ARBITRATION OBLIGATION. The obligation herein to arbitrate shall not be binding upon any party with respect to requests for preliminary injunctions, temporary restraining orders or other procedures in a court of competent jurisdiction to obtain interim relief when deemed necessary by such court to preserve the status quo or prevent irreparable injury pending resolution by arbitration of the actual dispute.

                       ARTICLE XIX. RULES OF CONSTRUCTION

19.1 INTERPRETATION. The captions or headings in this Agreement are strictly for convenience and shall not be considered in interpreting this Agreement or as amplifying or limiting any of its content. Words in this Agreement that import the singular connotation shall be interpreted as plural, and words that import the plural connotation shall be interpreted as singular, as the identity of the Parties or objects referred to may require. References to "person" or "entity" each include natural persons and legal entities, including corporations, limited liability companies, partnerships, sole proprietorships, business divisions, unincorporated associations, governmental entities, and any entities entitled to bring an action in, or that are subject to suit in an action before, any state or federal court of the United States. The word "including" means "including, but not limited to." "Days" refers to calendar days, except that references to "banking days" exclude Saturdays, Sundays and holidays during which nationally chartered banks in the United States are authorized or required to close. Unless expressly defined herein, words having well-known technical or trade meanings shall be so construed.

EXECUTION COPY                                                      CONFIDENTIAL

19.2 CUMULATIVE REMEDIES; INSURANCE. Except as set forth to the contrary herein, any right or remedy of Provider or Customer shall be cumulative and without prejudice to any other right or remedy, whether contained herein or not. The provisions of Article XII (Insurance) shall not be construed as limiting the Indemnitor's obligations pursuant to Article X (Indemnification) or other provisions of this Agreement.

19.3 NO THIRD-PARTY RIGHTS. Nothing in this Agreement is intended to provide any legal rights to anyone not an executing Party of this Agreement except under the indemnification and insurance provisions and except that Underlying Landlord and Facility Owners/Lenders shall be entitled to rely on and have the benefit of Sections 8.3, 10.1, 11.2 and 11.3.

19.4 AGREEMENT FULLY NEGOTIATED. This Agreement has been fully negotiated between and jointly drafted by Provider and Customer.

19.5 INDUSTRY STANDARDS. Except as otherwise set forth herein, for the purpose of this Agreement the normal standards of performance within the telecommunications industry in the relevant market shall be the measure of whether a Party's performance is reasonable and timely.

19.7 CROSS REFERENCES. Except as the context otherwise indicates, all references to Exhibits, Articles, Sections, Subsections, Clauses, and Paragraphs refer to provisions of this Agreement.

19.8 LIMITED EFFECT OF WAIVER. The failure of either Provider or Customer to enforce any of the provisions of this Agreement, or the waiver thereof in any instance, shall not be construed as a general waiver or relinquishment on its part of any such provision, but the same shall nevertheless be and remain in full force and effect.

19.9 APPLICABLE LAW. The domestic laws of the State of New York, without reference to its choice of law principles, shall govern this Agreement and it shall be construed accordingly. The laws of such state shall govern all disputes referred to arbitration and the statute of limitations and the remedies for any wrongs that may be found.

19.10 SEVERABILITY. If any term, covenant or condition in this Agreement shall, to any extent, be invalid or unenforceable in any respect under the laws governing this Agreement, the remainder of this Agreement shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

19.11 NO PARTNERSHIP CREATED. The relationship between Provider and Customer shall not be that of partners, agents, or joint venturers for one another, and nothing contained in this Agreement shall be deemed to constitute a partnership or agency agreement between them for any purposes, including federal income tax purposes. Provider and Customer, in performing any of their obligations hereunder, shall be independent contractors or independent parties and shall discharge their contractual obligations at their own risk.

EXECUTION COPY                                                      CONFIDENTIAL

                             ARTICLE XX. ASSIGNMENT

20.1 RESTRICTIONS ON ASSIGNMENT. Except as provided in the second sentence of this Section and Section 20.4, neither party shall assign or otherwise transfer this Agreement or its rights or obligations hereunder to any other party without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Either party shall have the right, without the other party's consent, to assign or otherwise transfer this Agreement in whole or in part as collateral to any lender or to any of its Affiliate's or to any corporation into which it may be merged or consolidated or which purchases all or substantially all of its assets.

20.2 AGREEMENT BINDS SUCCESSORS. This Agreement and each of the parties' respective rights and obligations under this Agreement, shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective successors and permitted assigns. Any assignment or transfer shall be subject to the other party's rights under this Agreement and any assignee or transferee shall continue to perform the assigning party's obligations under this Agreement.

20.3 CONDITIONS TO EFFECTIVE ASSIGNMENT. Except as otherwise stated herein, an assignment (or other transfer) of this Agreement or a Party's rights or obligations hereunder to any other party shall not be effective without (a) either the prior written consent of the non-assigning party, or, if such consent is not required, written notice to the non-assigning Party and (b) the written agreement of the assignee to be bound by the indemnification provisions and limitations on liability and recourse set forth in this Agreement.

20.4 TRANSFER OF COLLOCATION RIGHTS. Lessee shall not, directly or indirectly, convey any interest in the rights granted herein with respect to any collocation services provided to Lessee hereunder, or Lessee's right to occupy any Collocation Sites or racks, to any other person, firm or entity, without the prior written consent of Provider, which consent shall not unreasonably withheld or delayed. Any conveyance by Customer of any collocation services shall not release Customer of its duties, obligations and liabilities hereunder and any and all of the rights and interests of the transferee of such collocation services shall be subject to the terms and provisions of this Agreement.

20.5 CHANGE IN CONTROL NOT AN ASSIGNMENT. Notwithstanding any presumptions under applicable state law that a change in control of a Party constitutes an assignment of an agreement, a change in control of a Party, not made for purposes of circumventing restrictions on assignment or of depriving the other Party of rights under this Agreement, shall not be deemed an assignment for purposes of this Agreement.

20.6 RIGHT TO SUBCONTRACT. Provider may subcontract for testing, maintenance, repair, restoration, relocation, or other operational and technical services it is obligated to provide hereunder or may have the underlying facility owner or its contractor perform such obligations.

               ARTICLE XXI. ENTIRE AGREEMENT; AMENDMENT; EXECUTION

21.1 INTEGRATION; EXHIBITS. This Agreement constitutes the entire and final agreement and understanding between Provider and Customer with respect to the subject matter hereof and supersedes all prior agreements relating to the subject matter hereof, which are of no further force or effect. The Exhibits referred to herein are integral parts hereof and are made a part of this Agreement by reference.

EXECUTION COPY                                                      CONFIDENTIAL

21.2 NO PAROLE AMENDMENT. This Agreement may only be amended, modified, or supplemented by an instrument in writing executed by duly authorized representatives of Provider and Customer.

21.3 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

21.4 FACSIMILE DELIVERY. This Agreement may be duly executed and delivered by a Party by execution and facsimile delivery of the signature page of a counterpart to the other Party, provided that, if delivery is made by facsimile, the executing Party shall promptly deliver a complete counterpart that it has executed to the other Party.

         IN WITNESS WHEREOF and in confirmation of their consent to the terms and conditions contained in this Agreement and intending to be legally bound hereby, Provider and Customer have executed this Agreement as of the Effective Date.


WILLIAMS COMMUNICATIONS, LLC              METROMEDIA FIBER NATIONAL
                                          NETWORK, INC.

By:      /s/ Howard E. Janzen             By:      /s/ William G. La Perch
   ------------------------------            ------------------------------

Print Name:  Howard E. Janzen             Print Name:  William G. La Perch
           ----------------------                     ---------------------

Title:       President & CEO              Title:       President
      ---------------------------                --------------------------

EXECUTION COPY                                                      CONFIDENTIAL

                                    EXHIBIT A

                                COLLOCATION SITES


                                   NOTATIONS:


1) Term Liability for transmission sites is to be calculated from Route Acceptance date + 1825 days (5yrs * 365days)

2) Term Liability for Points of Presence (POPs) is to be calculated from the Install complete date + 365 days (1yr * 365days)

3) Rack charges above the contract rate of $350.00 are only on racks that are above the contractual commitment from Lessor.

4) N/A will be used to denote any site that has passed the END OF TERM for which no Term Liability exists.


                                                                                     RACKS                                    RACKS
                                                                TRANSMISSION SITE     PRE      END OF                          POST
         SELECTED SEGMENT                 POP LOCATIONS             LOCATIONS        6/1/02     TERM       RACK RATE          6/1/02
         ----------------                 -------------         -----------------    ------    ------      ---------          ------

ATLN - WASH


ATLANTA, GA                           ATLANTA POP - 874 DEKALB AVENUE, ATLANTA, GA     0        N/A     [*****************]     0
                                      30307


Lawrenceville                                                 790 Mcart Rd.,           2      05/24/05  [*****************]     2
                                                              Lawrenceville, GA
                                                              30245


Athens (a\k\a Hull)                                           920 Smith Road,          2      05/24/05  [*****************]     2
                                                              Hull, GA 30646


Hartwell                                                      4260 Liberty Mill        6      05/24/05  [*****************]     6
                                                              Rd., Hartwell, GA
                                                              30643


Greenville                                                    9744 Augusta Rd.,        6      05/24/05  [*****************]     5
                                                              Greenville, SC 29669


SPARTANBURG, SC                       SPARTANBURG POP - BTC BUILDING, 145 N.           2        N/A     [*****************]     2
                                      CHURCH ST., SUITE 3, SPARTANBURG, SC 29306


York                                                          2154 Templeton Rd.,      6      05/24/05  [*****************]     6
                                                              Clover, SC 29710


CHARLOTTE, NC                         CHARLOTTE POP - 112 N. MEYERS ST.,               3        N/A     [*****************]     3
                                      CHARLOTTE, NC 28202


Salisbury (a\k\a Mt. Ulla)                                    295 Upright Rd., Mt.     2      05/24/05  [*****************]     2
                                                              Ulla, NC 28125


Kernersville Jct.                                             LOT #51M, 1334 Old       2      05/24/05  [*****************]     2
                                                              Salem Road,
                                                              Kernersville, NC
                                                              27284


SPUR TO GREENSBORO & RALEIGH, NC


GREENSBORO, NC                        GREENSBORO POP - SOUTH ELM CENTER, 201-E         0        N/A     [*****************]     0
                                      CREEK RIDGE ROAD, GREENSBORO, NC 27406


Chapel Hill                                                   6102 Old Greensboro      2      05/24/05  [*****************]     2
                                                              Rd., Chapel Hill, NC
                                                              27516


RALEIGH, NC                           RALEIGH POP - 3440 TARHEEL DRIVE, BLDG. #3,      2        N/A     [*****************]     0
                                      SUITE 105, RALEIGH, NC 27609


Reidsville                                                    1301 Ashley Loop,        2      05/24/05  [*****************]     2
                                                              Reidsville, NC 27320


Chatham                                                       945 Transco Rd.,         5      05/24/05  [*****************]     5
                                                              Chatham, VA 24531


Appomattox                                                    Hwy. 691 SW,             2      05/24/05  [*****************]     2
                                                              Appomattox, VA 24522


Scottsville Jct.                                              Highway 643,             4      05/24/05  [*****************]     2
                                                              Scottsville, VA 24590


SPUR TO RICHMOND, VA


Goochland                                                     3901 River Rd. West,     2      05/24/05  [*****************]     2
                                                              Goochland, VA 23063


RICHMOND, VA                          RICHMOND POP - 3600 W. BROAD ST., SUITE 472,     0        N/A     [*****************]     0
                                      RICHMOND, VA 23230


Unionville                                                    74444 Everona Rd.,       2      05/24/05  [*****************]     2
                                                              Unionville, VA 22587


Manassas                                                      10699 Piperlane,         2      05/24/05  [*****************]     2
                                                              Manassas, VA 20110


WASHINGTON, DC                        WASHINGTON DC POP - 1220 L ST. NW, SUITE         0        N/A     [*****************]     0
                                      200, WASHINGTON, DC 20005
----------------------------------------------------------------------------------------------------------------------------------
                     ROUTE RACK COUNT                                                                                          49


                               Exhibit A - Page 1

EXECUTION COPY                                                      CONFIDENTIAL

HSTN - DLLS (IXC)


HOUSTON, TX                           HOUSTON POP - 1124 HARDY STREET, HOUSTON, TX     6        N/A     [*******************]  16
                                      77020

Richey Road                                                   300 Richey Road,         2      05/26/05  [*****************]     2
                                                              Houston TX, 77020

Willis (a\k\a Montgomery Co.)                                 16533 IH 45 NORTH,       2      05/26/05  [*****************]     2
                                                              Willis, TX 77378

Madison                                                       Route 2, Box 213,        2      05/26/05  [*****************]     2
                                                              Madisonville, TX
                                                              77864

Buffalo                                                       23433 IH 45 North,       2      05/26/05  [*****************]     2
                                                              Buffalo, TX 75831

Streetman                                                     16108 IH 45 North,       6      05/26/05  [*****************]     6
                                                              Streetman, TX 75859

Ennis                                                         3910 IH 45 North,        2      05/26/05  [*****************]     2
                                                              Ennis, TX 75120

DALLAS, TX                            DALLAS POP - ONE MAIN PLACE, 1201 MAIN           0        N/A     [*****************]     0
                                      STREET, SUITE C-112 DALLAS, TX 75202

----------------------------------------------------------------------------------------------------------------------------------
                     ROUTE RACK COUNT                                                                                          32

KSCY - DNVR

KANSAS CITY, MO                       KANSAS CITY POP - THE BRYANT BLDG., 1102         3        N/A     [*******************]  *5
                                      GRAND AVE. #300, KANSAS CITY, MO 64106

Lawrence                                                      13804 246th St.,         2      12/13/04  [*****************]     1
                                                              Lawrence, KS 66044

TOPEKA, KS                            TOPEKA POP - 101 SE MONROE, TOPEKA, KS 66603     2        N/A     [*****************]     1

Allen (a\k\a Miller)                                          1836 County Rd. 330,     2      12/13/04  [*****************]     1
                                                              Osage City, KS 66868

Elmdale                                                       RR 1, Elmdale,           6      12/13/04  [*****************]     6
                                                              Cottonwood Falls, KS
                                                              66850

Newton                                                        937 Falcon Road,         2      12/13/04  [*****************]     1
                                                              Newton, KS 67114

Inman                                                         380 Plum Ave.,           2      12/13/04  [*****************]     1
                                                              Inman, KS 67546

Ellinwood                                                     1150 E BARTON CO.        2      12/13/04  [*****************]     1
                                                              ROAD, Ellinwood, KS
                                                              67526

Bison                                                         Rural Rt. 1, Bison,      6      12/13/04  [*****************]     6
                                                              KS 67520

Ellis                                                         Rural Rt. 1, Ellis,      2      12/13/04  [*****************]     1
                                                              KS 67637

Grainfield                                                    1102 COUNTY ROAD 50,     2      12/13/04  [*****************]     1
                                                              Grainfield, KS 67737


Oakley (a\k\a Monument)                                       2317 Daydream Road,      2      12/13/04  [*****************]     1
                                                              Monument, KS 67747

Goodland                                                      5655 County Road         2      12/13/04  [*****************]     1
                                                              #16, Goodland, KS
                                                              67735

Burlington (a\k\a Bethune)                                    32353 County Rd. 40,     6      12/13/04  [*****************]     6
                                                              Burlington, CO 80805

Flagler                                                       7250 County Rd. HH,      2      12/13/04  [*****************]     1
                                                              Flagler, CO 80815

Woodrow                                                       1018 HIGHWAY 71,         2      12/13/04  [*****************]     1
                                                              Woodrow, CO 80757

Strasburg                                                     2598 S County Rd.,       2      12/13/04  [*****************]     1
                                                              157, Strasburg, CO
                                                              80136

DENVER, CO                            910 15TH ST., SUITE 716, DENVER, CO 80202        8        N/A     [*****************]     0

----------------------------------------------------------------------------------------------------------------------------------
                     ROUTE RACK COUNT                                                                                          36

LSAN - SNDG

LOS ANGELES, CA                       ONE WILSHIRE BLDG., 624 SOUTH GRAND, SUITE       0        N/A     [*****************]     0
                                      1706, LOS ANGELES, CA 90017


Pomona                                                        1800 Mt Vernon Ave.,     2                [*****************]     2
                                                              Pomona, CA 91768

RIVERSIDE, CA                         RIVERSIDE POP - 1550 MALBOROUGH AVE.,            2        N/A     [*****************]     0
                                      RIVERSIDE, CA 92507

Lindenberger                                                  29801 Scott Road,        0                [*****************]     0
                                                              Sun City, CA 92584

Escondido                                                     1747 South Escondido     0                [*****************]     0
                                                              Blvd., Escondido, CA
                                                              92025

                               Exhibit A - Page 2

EXECUTION COPY                                                      CONFIDENTIAL


SAN DIEGO, CA                         KEARNEY MESA COMPLEX, 8923 COMPLEX DRIVE,        2        N/A     [*****************]     0
                                      SAN DIEGO, CA 92123

----------------------------------------------------------------------------------------------------------------------------------
                     ROUTE RACK COUNT                                                                                           2

SAN DIEGO, CA                         KEARNEY MESA COMPLEX, 8923 COMPLEX DRIVE,        0        N/A     [*****************]     0
                                      SAN DIEGO, CA 92123

Oceanside                                                     1806 Missions Ave.,      0      02/26/06  [*****************]     0
                                                              Oceanside, CA 92507

Laguna Nigel                                                  2734 Camino              0      02/26/06  [*****************]     0
                                                              Capistrano, Ste.
                                                              157, Laguna Nigel,
                                                              CA 92677

RIVERSIDE, CA                         RIVERSIDE POP - 1550 MALBOROUGH AVE.,            2        N/A     [*****************]     2
                                      RIVERSIDE, CA 92507

Banning                                                       2010 E. Westward         5      02/26/06  [*****************]     6
                                                              Ave, Banning, CA
                                                              92220

Indio                                                         46501 Wheel Road,        2      02/26/06  [*****************]     2
                                                              Indio, CA 92201

Mortmar (a\k\a Mecca)                                         99815 Hwy 111,           2      02/26/06  [*****************]     2
                                                              Mecca, CA 92254

Flowing Well (a\k\a Niland)                                   7835 E. Noffsinger       2      02/26/06  [*****************]     2
                                                              Rd., Niland, CA 92257

Ogillay (a\k\a Winterhaven &                                  672 Sidewinder Rd.       5      02/26/06  [*****************]     5
Sidewinder)                                                   Winterhaven, CA 92283

Ligurta                                                       10045 S. Avenue 20       2      02/26/06  [*****************]     2
                                                              3/4, Ligurta, AZ
                                                              85356

Growler                                                       283 N. Avenue 49E,       2      02/26/06  [*****************]     2
                                                              Roll, AZ 85347

Hyder (a\k\a Agua Caliente)                                   43603 South Agua         2      02/26/06  [*****************]     2
                                                              Caliente, Agua
                                                              Caliente, AZ 85333

Palo Verde                                                    8416 S. 299th Ave,       2      02/26/06  [*****************]     2
                                                              Palo Verde, AZ 85343

PHOENIX, AZ                           PHOENIX POP - 17 E. VIRGINIA, PHOENIX, AZ        12       N/A     [*****************]     0
                                      85004

----------------------------------------------------------------------------------------------------------------------------------
                     ROUTE RACK COUNT                                                                                          27

PTLD - SCRM

PORTLAND, OR                          PORTLAND POP - 707 SW WASHINGTON ST., 4TH        18       N/A     [*******************   17
                                      FL., SUITE 410, PORTLAND, OR 97205

Salem                                                         1244 Howell Praire       2      06/12/06  [*****************]     2
                                                              Road NE, Salem, OR
                                                              97301

Shedd                                                         Boston Mill Road &       2      06/12/06  [*****************]     2
                                                              Seven Mile Lane,
                                                              Shedd, OR 97377

Jasper (a\k\a Springfield)                                    37385 Jasper Lowell      2      06/12/06  [*****************]     2
                                                              Road, Jasper, OR
                                                              97438

Oakridge                                                      N. Fish Hatchery         5      06/12/06  [*****************]     6
                                                              Road & Hwy 58,
                                                              Oakridge, OR 97463

Chemult                                                       Hwy 97 South, Btwn       2      06/12/06  [*****************]     2
                                                              Chalet and Featerbed
                                                              1, Chemult, OR 97731

Chiloquin                                                     Hwy 97 South & 1st       5      06/12/06  [*****************]     6
                                                              road North of Hwy
                                                              62, Chiloquin, OR
                                                              97624

S. Kalamath                                                   SW Corner of Keller      2      06/12/06  [*****************]     2
                                                              Road & Hwy 39,
                                                              Kalamath Falls, OR
                                                              97624

Tionesta                                                      CR 97 & Gravel Plant     2      06/12/06  [*****************]     2
                                                              Road, Alturas, CA
                                                              96015

Fall River Valley                                             Red Mountain Road @      2      06/12/06  [*****************]     2
                                                              Brown Road, Fall
                                                              River Mills, CA 96028

Oak Run                                                       North on Oak Run to      5      06/12/06  [*****************]     6
                                                              Fern Road, Oak Run,
                                                              CA 96069

Red Bluff                                                     Baker Road North of      2      06/12/06  [*****************]     2
                                                              Pymire on Eastside
                                                              of Road, Red Bluff,
                                                              CA 96080

S. Chico                                                      Tokay Ranch Road,        2      06/12/06  [*****************]     2
                                                              Chico, CA 95973

                               Exhibit A - Page 3

EXECUTION COPY                                                      CONFIDENTIAL

Biggs                                                         3951 Farris Road @       2      06/12/06  [*****************]     2
                                                              B. Gridley Road,
                                                              Biggs, CA 95917

Robbins                                                       Sacramento Valley        2      06/12/06  [*****************]     2
                                                              Road @ SR 113,
                                                              Robbins, CA 95645

SACRAMENTO, CA                        SACRAMENTO POP II - 770 L. ST., SUITE 120,       15       N/A     {*******************   14
                                      SACRAMENTO, CA 95814

----------------------------------------------------------------------------------------------------------------------------------
                     ROUTE RACK COUNT                                                                                          71

SCRM - LSAN

SACRAMENTO, CA                        SACRAMENTO POP II - 770 L. ST., SUITE 120,       0        N/A     [*****************]     0
                                      SACRAMENTO, CA 95814

Herald                                                        13368 Alta Mesa          2      11/28/06  [*****************]     2
                                                              Road, Herald, CA
                                                              95638

Stockton                                                      3105-3139 E              2      11/28/06  [*****************]     2
                                                              Carpenter Road,
                                                              Stockton, CA 95205

MODESTO, CA                           MODESTO POP - 13TH & M ST., MODESTO, CA 95354    2                [*****************]     2

Winton (a\k\a Merced)                                         3291 W. Bellevue         5      11/28/06  [*****************]     6
                                                              Road, Merced, CA
                                                              95348

Madera (a\k\a Chowchilla)                                     Adjacent to 24311        2      11/28/06  [*****************]     2
                                                              Santa Fe Drive,
                                                              Chowchilla, CA 93610

FRESNO, CA                            FRESNO POP - 364 W. FALLBROOK AVENUE,            2        N/A     [*****************]     2
                                      FRESNO, CA 93711

Dinuba                                                        40063 Road 56 -          2      11/28/06  [*****************]     2
                                                              Route 23 East,
                                                              Dinuba, CA 93618

Tulare                                                        739 N. Oaks Street,      5      11/28/06  [*****************]     6
                                                              Tulare, CA 93274

Delano                                                        11094 Browning Road,     2      11/28/06  [*****************]     2
                                                              Delano, CA 93215

BAKERSFIELD, CA                       BAKERSFIELD POP - 2020 P STREET BAKERSFIELD,     2        N/A                             2
                                      CA 93301

Arvin                                                         A35947 Comanche          2      11/28/06  [*****************]     2
                                                              Point Road, Arvin,
                                                              CA 93203

Tehachapi                                                     11253 Tehachapi          5      11/28/06  [*****************]     6
                                                              Willow Springs Road,
                                                              Mojave, CA 93501

Palmdale                                                      17th Street East @       2      11/28/06  [*****************]     2
                                                              East Q Ave.,
                                                              Palmdale, CA 93350

Adelanto                                                      19402 Koala Rd.,         2      11/28/06  [*****************]     2
                                                              Adelanto, CA 92301

Ontario                                                       350 S. Milliken, Ste     2      11/28/06  [*****************]     2
                                                              O & P, Ontario, CA
                                                              91761

LOS ANGELES, CA                       LOS ANGELES POP - ONE WILSHIRE BLDG., 624        0        N/A     [*****************]     0
                                      SOUTH GRAND, SUITE 1706, LOS ANGELES, CA
                                      90017
----------------------------------------------------------------------------------------------------------------------------------
                     ROUTE RACK COUNT                                                                                          42

PHNX - HSTN

PHOENIX, AZ                           PHOENIX POP - 17 E. VIRGINIA, PHOENIX, AZ        0        N/A     [*****************]     0
                                      85004

Queen Creek (a\k\a Florence)                                  6268 E. Heritage         2      11/11/05  [*****************]     2
                                                              Road, Florence, AZ
                                                              35242

Red Rock                                                      22640 E. Camino          2      11/11/05  [*****************]     2
                                                              Adelante, Red Rock,
                                                              AZ 85245

TUCSON, AZ                            TUCSON POP - 135 & 139 NORTH 6TH AVE.,           2        N/A     [*****************]     1
                                      TUCSON, AZ 85701

Mescal (a\k\a Benson)                                         3153 Train Track         2      11/11/05  [*****************]     2
                                                              Road, Benson, AZ
                                                              85602

Dragoon                                                       4846 E. Dragoon          5      11/11/05  [*****************]     5
                                                              Road, Dragoon, AZ
                                                              85609

Luzena (a\k\a Bowie)                                          2403 W. Luzena Road,     2      11/11/05  [*****************]     2
                                                              Bowie, AZ 85606

Road Forks                                                    390 Union Trail,         2      11/11/05  [*****************]     2
                                                              Road Forks, NM 88045

Separ (a\k\a Silver City)                                     4261 Separ Road,         2      11/11/05  [*****************]     2
                                                              Silver City, NM 88061

Carne (a\k\a Deming)                                          11485 Mundo Road NE,     2      11/11/05  [*****************]     2
                                                              Deming, NM 88030

                               Exhibit A - Page 4

EXECUTION COPY                                                      CONFIDENTIAL

Afton (a\k\a Las Cruces)                                      9500 County Road,        5      11/11/05  [*****************]     5
                                                              B004, Las Cruces, NM
                                                              88005


EL PASO, TX                           EL PASO POP - 501 W. OVERLAND AVENUE, EL         2        N/A     [*****************]     2
                                      PASO, TX 79901


Tornillo (a\k\a Fabens)                                       19750 Alameda            2      11/11/05  [*****************]     2
                                                              Avenue, Fabens, TX
                                                              79853


Ft. Hancock                                                   1291 Lasca Road, Ft.     2      11/11/05  [*****************]     2
                                                              Hancock, TX 79839


Van Horn                                                      428 Fuest Ranch;         5      11/11/05  [*****************]     6
                                                              144163 I-10, Van
                                                              Horn, TX 79855


Valentine                                                     14338 US Hwy 90,         2      11/11/05  [*****************]     1
                                                              Valentine, TX 79854


Marfa                                                         1500 W. San Antonio,     2      11/11/05  [*****************]     1
                                                              Marfa, RX 79843


Alpine                                                        22313 US Hwy 90,         5      11/11/05  [*****************]     5
                                                              Alpine, TX 79830


Marathon                                                      26372 US Hwy 90,         2      11/11/05  [*****************]     2
                                                              Marathon, TX 79842

Sanderson                                                     538 E. Hwy 90,           2      11/11/05  [*****************]     2
                                                              Sanderson, RX 79848


Langtry                                                       4297 E. Hwy 90,          2      11/11/05  [*****************]     2
                                                              Langtry, TX 78871


Comstock                                                      33838 US Hwy 90 W,       2      11/11/05  [*****************]     2
                                                              Comstock, TX 78837


Del Rio                                                       4256 US Hwy 90 E,        5      11/11/05  [*****************]     5
                                                              Del Rio, TX 78841


Bracketville                                                  15402 US Hwy 90 E,       2      11/11/05  [*****************]     2
                                                              Bracketville, TTX
                                                              78832

Sabinal                                                       61 C.R. 305 Knippa,      2      11/11/05  [*****************]     1
                                                              Sabinal, TX 78870

Hondo                                                         3280 C.R. 4514,          2      11/11/05  [*****************]     2
                                                              Hondo, TX 78861


SAN ANTONIO, TX                       SAN ANTONIO POP - 1203 N. FRIO STREET, SAN       2        N/A     [*****************]     1
                                      ANTONIO, TX, 78207


Kingsbury                                                     3004 FM 1104,            5      11/11/05  [*****************]     6
                                                              Kingsbury, TX 78838


AUSTIN, TX                            AUSTIN POP - 500 CHICON STREET, AUSTIN, TX       2        N/A     [*****************]     1
                                      78702


Giddings (a\k\a McDade)                                       2230 Hwy 290 E,          2      11/11/05  [*****************]     2
                                                              McDade, TX 78650


Brenham                                                       55 Wildflower Road,      2      11/11/05  [*****************]     2
                                                              Brenham, TX 77833


Waller                                                        20805 FM 362,            2      11/11/05  [*****************]     1
                                                              Waller, TX 77484


HOUSTON, TX                           HOUSTON POP - 1124 HARDY STREET, HOUSTON, TX     0        N/A     [*****************]     0
                                      77020

----------------------------------------------------------------------------------------------------------------------------------
                     ROUTE RACK COUNT                                                                                          75


BSTN - ALBY


BOSTON, MA                            BOSTON POP - PRUDENTIAL INSURANCE BLDG., 800     0        N/A     [*****************]     0
                                      BOYLSTON ST., 15TH FL., SUITE 1530, BOSTON,
                                      MA 02199


WORCESTER, MA                         WORCHESTER POP - 474 MAIN STREET, WORCESTER,     2        N/A     [*****************]     2
                                      MA 01608

SPRINGFIELD, MA                       SPRINGFIELD POP - ONE FEDERAL STREET, 6TH        2        N/A     [*****************]     2
                                      FLOOR, SPRINGFIELD, MA 01105


Lee                                                           250 West Road, North     2      09/27/05  [*****************]     2
                                                              of Service Plaza,
                                                              Lee, MA 01238


ALBANY, NY                            ALBANY POP - 194 WASHINGTON AVE., 5TH FL.,       0        N/A     [*****************]     0
                                      SUITE 502, ALBANY, NY 12210


----------------------------------------------------------------------------------------------------------------------------------
                     ROUTE RACK COUNT                                                                                          6

SCRM - SLKC


SACRAMENTO, CA                        SACRAMENTO POP II - 770 L. ST., SUITE 120,       0        N/A     [*****************]     0
                                      SACRAMENTO, CA 95814


Auburn Alt.                                                   1725 Auburn Ravine       2      12/18/05  [*****************]     2
                                                              Road, Auburn, CA
                                                              95603


Blue Canyon                                                   Blue Canyon Exit off     2      12/18/05  [*****************]     2
                                                              I-80, Blue Canyon,
                                                              CA 95714


Truckee                                                       10136 Hirshdale          2      12/18/05  [*****************]     2
                                                              Road, Truckee, CA
                                                              96161



                               Exhibit A - Page 5

EXECUTION COPY                                                      CONFIDENTIAL

RENO, NV                              RENO POP - 220 GARDNER ST., RENO, NV 89503       5        N/A     [*****************]     5


Hot Springs Flat (a\k\a Fallon)                               Exit 65 off I-80,        2      12/18/05  [*****************]     2
                                                              Nightingale Rd.,
                                                              Fallon, NV 89406


Lovelock                                                      55 Cornell Avenue,       2      12/18/05  [*****************]     2
                                                              Lovelock, NV 89419


Mill City (a\k\a Imlay)                                       Exit 149 on I-80,        2      12/18/05  [*****************]     2
                                                              Lot 14, Block B Mill
                                                              City Acres, Imlay,
                                                              NV 89418


Golconda Butte (a\k\a Winnemucca)                             Exit 187 off I-80,       5      12/18/05  [*****************]     5
                                                              North of
                                                              interchange,
                                                              Winnemucca, NV 89445


Snow Gulch                                                    Exit 222 off I-80,       2      12/18/05  [*****************]     2
                                                              1.9 miles North of
                                                              Access, Snow Gulch,
                                                              NV 89444


Dunphy (a\k\a Eureka)                                         Exit 254 off I-80        2      12/18/05  [*****************]     2
                                                              North, East 3.5
                                                              miles, Eureka, NV
                                                              89821


Hunter (a\k\a McGill)                                         Exit 292 off I-80,       2      12/18/05  [*****************]     2
                                                              North of
                                                              intersection, then
                                                              East, McGill, NV
                                                              89318


Deeth (a\ka Elko)                                             Exit 333 off I-80, 5     5      12/18/05  [*****************]     5
                                                              miles East on North
                                                              Frontage Rd, Elko,
                                                              NV 89835


Oasis                                                         Exit 380 off I-80,       2      12/18/05  [*****************]     2
                                                              Oasis, NV 89830


Wendover                                                      3131 East Frontage       2      12/18/05  [*****************]     2
                                                              Road, Wendover, UT
                                                              84083

Barrow                                                        9.5 miles West of        2      12/18/05  [*****************]     2
                                                              I-80, Barro, UT 84083


Timpie (a\k\a Tooele)                                         15516 West Rowley        2      12/18/05  [*****************]     2
                                                              Road, Tooele, UT
                                                              84022


SALT LAKE CITY, UT                    SALT LAKE CITY POP - 5035 HAROLD GATTY           18       N/A     [*******************   16
                                      DRIVE, SALT LAKE CITY, UT 84116


----------------------------------------------------------------------------------------------------------------------------------
                     ROUTE RACK COUNT                                                                                          57

HSTN - ATLN


HOUSTON, TX                           1124 HARDY STREET, HOUSTON, TX 77020             0        N/A     [*****************]     0



Kingwood (a\k\a Huffman or Harris)                            33902                    2      05/26/05  [*****************]     2
                                                              Huffman-Cleveland R,
                                                              Huffman, TX 77336

Sour Lake (a\k\a Hardin)                                      29979 Highway 105,       6      05/26/05  [*****************]     6
                                                              Sour Lake, TX 77659


Buna (a\k\a Jasper)                                           Hwy 62 South, Buna,      2      05/26/05  [*****************]     2
                                                              TX 77612


Ragley (a\k\a Beauregard)                                     17329 Hwy 171 North,     2      05/26/05  [*****************]     2
                                                              Ragley, LA 70657


Basile (a\k\a Evangeline)                                     1919 Hunter Rd.,         6      05/26/05  [*****************]     5
                                                              Basile, LA 70515


Port Barre (a\k\a St. Landre or                               2343 Highway 359,        6      05/26/05  [*****************]     6
WASHINTGON)                                                   Washington, LA 70589


Zachary Jct. (a\k\a Feliciana or                              1479 A Highway 964,      5      05/26/05  [*****************]     3
Jackson)                                                      Jackson, LA 70748

SPUR TO NEW ORLEANS, LA


BATON ROUGE, LA                       BATON ROUGE POP - 445 N. BLVD., SUITE 600,       1        N/A     [*****************]     1
                                      BATON ROUGE, LA 70802


Reserve (a\k\a Gramercy or Garyville)                         5599 Airline             2      05/26/05  [*****************]     2
                                                              Highway, Garyville,
                                                              LA 70084


NEW ORLEANS, LA                       NEW ORLEANS POP - 639 LOYOLA AVE., SUITE         4        N/A     [*****************]     1
                                      2020, NEW ORLEANS, LA 70113


Greensburg (a\k\a St. Helena)                                 Hwy 43 North,            2      05/26/05  [*****************]     2
                                                              Greensburg, LA 70441


Tylertown (a\k\a Walthall)                                    967 Hwy 583,             2      05/26/05  [*****************]     2
                                                              Tylertown, MS 39667


Seminary (a\k\a Covington Co.)                                11 Kelly Creek Road,     6                [*****************]     6
                                                              Seminary, MS 39479


SPUR TO JACKSON, MS


Mendenhall                                                    3498 Simpson, Hwy        2      05/26/05  [*****************]     2
                                                              49, Mendenhall, MS
                                                              39114


JACKSON, MS                           JACKSON POP - CAPITOL BLDG, 111 E. CAPITOL       0        N/A     [*****************]     0
                                      ST. SUITE 248, JACKSON, MS 39201



                               Exhibit A - Page 6

EXECUTION COPY                                                      CONFIDENTIAL

Laurel (a\k\a Jasper or Sandersville)                         1666 Bonner Road,        2      05/26/05  [*****************]     2
                                                              Sandersville, MS
                                                              39477


Quitman (a\k\a Jasper Co.)                                    240 Vyvx Lane,           2      05/26/05  [*****************]     2
                                                              Quitman, MS 39955

Linden (a\k\a Merengo or Sweetwater)                          Hwy 69 South,            2      05/26/05  [*****************]     2
                                                              Sweetwater, AL 36782


Selma (a\k\a Dallas Co. or Browns)                            1713 County Road         6      05/26/05  [*****************]     6
                                                              179, Browns, AL 36724


Clanton (a\k\a Chilton or                                     4521 Chilton Road        2      05/26/05  [*****************]     2
Billingsley)                                                  #352, Billingsley,
                                                              AL 36006


SPUR TO BIRMINGHAM, AL


Calera                                                        157 County Road 95,      2      05/26/05  [*****************]     2
                                                              Calera, AL 35041


BIRMINGHAM, AL                        BIRMINGHAM POP - 2001 PARK PLACE TOWERS          0        N/A     [*****************]     0
                                      NORTH, SUITE 102,BIRMINGHAM, AL 35203
Alexander City (a\k\a Coosa or                                250 Highway 9,           6      05/26/05  [*****************]     6
Kellyton)                                                     Kellyton, AL 35089


Wadley (a\k\a Randolph Co.)                                   1140 County Rd 41,       2      05/26/05  [*****************]     2
                                                              Wadley, AL 36276


Newnan (a\k\a Coweta Co.)                                     65 Mayo Royal Road,      2      05/26/05  [*****************]     2
                                                              Newnan, GA 30263


ATLANTA, GA                           ATLANTA POP - 874 DEKALB AVENUE, ATLANTA, GA     0        N/A     [*****************]     0
                                      30307

----------------------------------------------------------------------------------------------------------------------------------
                     ROUTE RACK COUNT                                                                                          68


ATLN - JCVL


ALANTA, GA                           ATLANTA POP - 874 DEKALB AVENUE, ATLANTA, GA     0        N/A     [*****************]     0
                                     30307


Covington                                                     10816 Old Atlanta        2      06/15/05  [*****************]     2
                                                              Highway, Covington,
                                                              GA 30014


Monticello                                                    8036 Highway 11          2      06/15/05  [*****************]     2
                                                              South, Monticello,
                                                              GA 31064


MACON, GA                             MACON POP - CHARTER MEDICAL BLDG., 577           2        N/A     [*****************]     1
                                      MULBERRY ST., SUITE 175, MACON, GA 31201


Montrose                                                      4060 Highway 80 W,       2      06/15/05  [*****************]     2
                                                              Montrose, GA 31065


Alamo                                                         Route 1 Box 304,         6      06/15/05  [*****************]     6
                                                              Alamo, GA 30411

Baxley                                                        544 Buckhorn Road        2      06/15/05  [*****************]     2
                                                              NE, Baxley, GA 31513


Patterson                                                     5860 North Campus        2      06/15/05  [*****************]     2
                                                              Road, Patterson, GA
                                                              31557


Folkston                                                      Route 1 Box 845,         2      06/15/05  [*****************]     2
                                                              Folkston, GA 31537


JACKSONVILLE, FL                      JACKSONVILLE POP - 608 W. ADAMS ST.,             4        N/A     [*****************]     2
                                      JACKSONVILLE, FL 32204


----------------------------------------------------------------------------------------------------------------------------------
                     ROUTE RACK COUNT                                                                                          21


MPLS - KSCY


MINNEAPOLIS, MN                       511 11TH AVE. SOUTH, SUITE 201, MINNEAPOLIS,     8        N/A     [*****************]     6
                                      MN


Northfield                                                    6730 320th Street        2      12/13/04  [*****************]     2
                                                              West, Northfield, MN
                                                              55057

Owantonna (a\k\a Hope)                                        6391 SW 68th Street,     2      12/13/04  [*****************]     2
                                                              Owantonna, MN 55060

Hanlon Town (a\k\a Tenold)                                    807 435th Street,        6      12/13/04  [*****************]     6
                                                              Hanlon Town, IA 50444


Latimer                                                       1825 Finch Avenue,       2      12/13/04  [*****************]     2
                                                              latimer, IA 50452


Roland                                                        12951 610th Avenue,      2      12/13/04  [*****************]     2
                                                              Roland, IA 50236


DES MOINES, IA                        DES MOINES POP - 4500B CARLISLE ROAD, DES        3        N/A     [*****************]     1
                                      MOINES, IA 50317


Osceola                                                       2241-B US Highway        6      12/13/04  [*****************]     6
                                                              69, Osceola, IA 50213


Ridgeway                                                      20469 W. 230th           2      12/13/04  [*****************]     2
                                                              Place, Ridgeway, MO
                                                              64481


Maysville (a\k\a Weathersby)                                  99 Southeast Dallas      2      12/13/04  [*****************]     2
                                                              Road, Weathersby, MO
                                                              64497


Plattsburgh (a\k\a Lilly)                                     2821 Southwest           2      12/13/04  [*****************]     2
                                                              Street, Plattsburg,
                                                              MO 64497



                               Exhibit A - Page 7

EXECUTION COPY                                                      CONFIDENTIAL

KANSAS CITY, MO                       KANSAS CITY POP - THE BRYANT BLDG., 1102         0        N/A     [*****************]     0
                                      GRAND AVE. #300, KANSAS CITY, MO 64106

----------------------------------------------------------------------------------------------------------------------------------
                     ROUTE RACK COUNT                                                                                          33


JCVL - MIAM

JACKSONVILLE, FL                      JACKSONVILLE POP - 608 W. ADAMS ST.,             0        N/A     [*****************]     0
                                      JACKSONVILLE, FL 32204

St. Augustine Beach                                           302 State Road 206       2      07/05/05  [*****************]     2
                                                              West, St. Augustine,
                                                              FL 32086


DAYTONA BEACH, FL                     DAYTONA BEACH POP - 111 N. SEAGRAVE, DAYTONA     2        N/A     [*****************]     1
                                      BEACH, FL 32114


Titusville                                                    2002 Parish Road,        2      07/05/05  [*****************]     2
                                                              Titusville, FL 32796


MELBOURNE, FL                         MELBOURNE POP - 1110 LINE STREET, MELBOURNE,     2        N/A     [*****************]     1
                                      FL 32901


Vero Beach                                                    2108 Old Dixie           6      07/05/05  [*****************]     6
                                                              Highway SE, Vero
                                                              Beach, FL 32962


Stuart                                                        4537 SE Commerce         2      07/05/05  [*****************]     2
                                                              Avenue, Stuart, FL,
                                                              34997


WEST PALM BEACH, FL                   WEST PALM BEACH POP - 410 HAMPTON RD., WEST      2        N/A     [*****************]     1
                                      PALM BEACH, FL 33405


FT. LAUDERDALE, FL                    FT. LAUDERDALE POP - 220 NW 2ND ST., FT.         2        N/A     [*****************]     1
                                      LAUDERDALE, FL 33311


MIAMI, FL                             MIAMI POP II - 200 SE 1ST STREET, MIAMI, FL      4        N/A     [*****************]     0
                                      33131


----------------------------------------------------------------------------------------------------------------------------------
                     ROUTE RACK COUNT                                                                                          16




TLHS - MIAM


TALLAHASSEE, FL                       TALLAHASSEE POP - 1416 S. ADAMS,                 0        N/A     [*****************]     0
                                      TALLAHASSEE, FL 32301


Perry (a\k\a Taylor Co. or Iddo)                              10000 N US 19, Iddo,     2      05/24/05  [*****************]     2
                                                              FL 32347


Cross City (a\k\a Taylor Co. or                               23076 S US 19, Cross     2      05/24/05  [*****************]     1
Tennille)                                                     City, FL 32647


Chiefland (a\k\a Levy Co.)                                    606 S Main St.,          2      05/24/05  [*****************]     1
                                                              Chiefland, FL 32626


Crystal River (a\k\a Citrus Co. or                            6584 Sun Coast           2      05/24/05  [*****************]     2
Red Level)                                                    Blvd., Crystal
                                                              River, FL 34428


Brooksville (a\k\a Hernando Co. or                            20032 Powell Road,       6      05/24/05  [*****************]     6
Garden Grove)                                                 Brooksville, FL 34609


TAMPA, FL                             TAMPA POP - 1700 N. 25TH, TAMPA, FL 33605        2        N/A     [*****************]     2



Wimauma (a\k\a Lithia or Ft.                                  12225 State Road         2      05/24/05  [*****************]     1
Lonesome)                                                     674, Lithia, FL 33547


Zolfo Springs (a\k\a Hardee Co. or                            205 S CR 663, Zolfo      2      05/24/05  [*****************]     2
Ona)                                                          Springs, FL 33865

Arcadia (a\k\a Desoto Co.)                                    12721 SE CR 763,         2      05/24/05  [*****************]     1
                                                              Arcadia, FL 34266


FT. MYERS, FL                         FT.  MYERS POP - 1547 SEABOARD, FT. MYERS,       3        N/A     [*****************]     2
                                      FL 33916


Labelle (a\k\a Hendry Co. or Goodno)                          4331 SR 80 East,         2      05/24/05  [*****************]     2
                                                              LaBelle, FL 33935

Belle Glade (a\k\a Palm Beach Co.)                            5115 US 27, Belle        2      05/24/05  [*****************]     1
                                                              Glade, FL 33430


Weston (a\k\a Broward Co.)                                    2002 SW 26th Street,     4      05/24/05  [*****************]     4
                                                              Weston, FL 33326


MIAMI, FL                             MIAMI POP II - 200 SE 1ST STREET., MIAMI, FL     0        N/A     [*****************]     0
                                      33131



----------------------------------------------------------------------------------------------------------------------------------
                     ROUTE RACK COUNT                                                                                          27



NWOR - TLHS


NEW ORLEANS, LA                       NEW ORLEANS POP - POYDROUS PLAZA, 639 LOYOLA     0        N/A     [*****************]     0
                                      AVE, SUITE 2020, NEW ORLEANS, LA 70113


Slidell                                                       46532 Highway 90,        2      03/28/05  [*****************]     1
                                                              Slidell, LA 70461

Pass Christian                                                13343 Cable Bridge       6      03/28/05  [*****************]     6
                                                              Road, Pass
                                                              Christian, MS 39571


Van Cleave                                                    11151 Oneal Road,        2      03/28/05  [*****************]     1
                                                              Van Cleave, MS 39565


Miller Creek                                                  3735 Newman Road,        2      03/28/05  [*****************]     1
                                                              Mobile, AL 36695



                               Exhibit A - Page 8

EXECUTION COPY                                                      CONFIDENTIAL

MOBILE, AL                            MOBILE POP - 50 N LAWRENCE STREET, MOBILE,       2        N/A     [*****************]     1
                                      AL 36602


Robertsdale                                                   22154 US Highway 90,     2      03/28/05  [*****************]     1
                                                              Robertsdale, AL 36695

PENSACOLA, FL                         PENSACOLA POP - 221 N. BAYLEN STREET,            2        N/A     [*****************]     1
                                      PENSACOLA, FL 32501


Milton                                                        10955 Highway 90,        6      03/28/05  [*****************]     6
                                                              Milton, FL 32583


DeFuniak Springs                                              35 Wells Street,         2      03/28/05  [*****************]     1
                                                              Defuniak Springs, FL
                                                              32433


Free Port (a\k\a Ponce De Leon)                               9926 State Highway       2      03/28/05  [*****************]     1
                                                              90, Ponce De Leon,
                                                              FL 32455


Youngstown (a\k\a Juniper Creek)                              12440 E. Highway 20,     2      03/28/05  [*****************]     1
                                                              Juniper Creek, FL
                                                              32466


Hosford (a\k\a Harold)                                        West of Hwy 65 on        2      03/28/05  [*****************]     1
                                                              Hwy 20, Harold, FL
                                                              32334


TALLAHASSEE, FL                       TALLAHASSEE POP - 1416 S. ADAMS,                 4        N/A     [*****************]     2
                                      TALLAHASSEE, FL 32301


----------------------------------------------------------------------------------------------------------------------------------
                     ROUTE RACK COUNT                                                                                          24


SCRM - SNFC


SACRAMENTO, CA                        SACRAMENTO POP II - 1005 'B' STREET,             0        N/A     [*****************]     0
                                      SACRAMENTO, CA 95814


Bay Point                                                     487 Canal Road, Bay      2      03/23/06  [*****************]     2
                                                              Point, CA 94565


Creed                                                         6732 Creed Road,         2      03/23/06  [*****************]     2
                                                              Suisin City, 94585


OAKLAND, CA                           OAKLAND POP - 1330 BROADWAY, OAKLAND, CA         0        N/A     [*****************]     0
                                      94612


SAN FRANCISCO, CA                     SAN FRANCISCO POP - 200 PAUL ST., 4TH FLOOR,     0        N/A     [*****************]     0
                                      SAN FRANCISCO, CA 94124



----------------------------------------------------------------------------------------------------------------------------------
                     ROUTE RACK COUNT                                                                                           4



SNFC - SNTC


SAN FRANCISCO, CA                     200 PAUL ST., 4TH FL., SAN FRANCISCO, CA         0        N/A     [*****************]     0
                                      94124


SANTA CLARA, CA                       SANTA CLARA POP - 3045 RAYMOND STREET, SANTA     0        N/A     [*****************]     0
                                      CLARA, CA 95054



----------------------------------------------------------------------------------------------------------------------------------
                     ROUTE RACK COUNT                                                                                           0



SNTC - MDST


SANTA CLARA, CA                       SANTA CLARA POP - 3045 RAYMOND STREET, SANTA     0        N/A     [*****************]     0
                                      CLARA, CA 94536


Freemont                                                      37975 Shinn Road,        2      07/24/06  [*****************]     2
                                                              Freemont, CA 94536


Tracey                                                        11660 W. Lime Road,      2      07/24/06  [*****************]     2
                                                              Tracey, CA  95354


MODESTO, CA                           MODESTO POP - 1224 13TH STREET, MODESTO, CA      0        N/A     [*****************]     0
                                      95354


----------------------------------------------------------------------------------------------------------------------------------
                     ROUTE RACK COUNT                                                                                           4

---------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL RACK COUNT                                                                                                        594



                               Exhibit A - Page 9

EXECUTION COPY                                                      CONFIDENTIAL

                                    EXHIBIT B

                            OPERATIONS SPECIFICATIONS

1. MAINTENANCE

A. NCC Functions. Provider shall operate a manned Network Control Center ("NCC") twenty-four (24) hours a day, seven (7) days a week that monitors the Customer Fiber by means of remote surveillance equipment and dispatches maintenance and repair personnel to handle and repair problems detected by the NCC or reported by Customer or other parties. Provider shall provide Customer a toll-free telephone number to report problems to the NCC.

B. Fiber Maintenance. Provider shall perform appropriate routine maintenance on the Customer Fiber in accordance with Provider's then-current preventative maintenance procedures. Provider's preventative maintenance procedures shall not substantially deviate from industry practice.

C. Collocation Site Maintenance. Provider shall perform appropriate routine maintenance on regenerator, optical amplifier, and junction buildings, including the DC power plant, HVAC equipment, and basic building safety equipment including alarms and emergency generators in accordance with Provider's then current preventative maintenance procedures. Provider's maintenance procedures shall not substantially deviate from industry practice.

D. Route Patrol. Provider shall patrol the route on a reasonable, routine basis and shall perform all required cable locates. Provider shall belong to a state or regional one-call (call-before you dig) center when available.

E. Spare Cable. Provider shall maintain an inventory of spare cable at strategic locations to facilitate timely restoration.

2. PLANNED NETWORK MAINTENANCE PROCEDURE (PNMP)

A. Timing. Provider shall avoid performing maintenance between 0600-2200 Central time, Monday through Friday, inclusive, that will have a disruptive impact on the continuity or performance level of the Customer Fibers. However, the preceding sentence does not apply to restoration of continuity to a severed or partially severed fiber optic cable, restoration of dysfunctional power and ancillary support equipment, or correction of any potential jeopardy conditions.

B. Notice. Provider shall provide Customer with telephone, facsimile, or written notice of all non-emergency planned network maintenance (a) no later than three business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer's traffic for up to 50 milliseconds, and (b) no later than ten business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer's traffic for more than 50 milliseconds. If Provider's planned activity is canceled or


                               Exhibit B, Page 1

EXECUTION COPY                                                      CONFIDENTIAL

delayed, Provider shall promptly notify Customer and shall comply with the provisions of the previous sentence to reschedule any delayed activity.

C. PNMP Updates. Provider may update it's PNMP and Technical Assistance Procedure from time to time so long as the changes in procedures are reasonable and no less favorable to the Customer. Provider shall promptly provide Customer a copy of its then current PNMP and Technical Assistance Procedure documents upon Customer's request. Customer hereby acknowledges receipt of Provider's PNMP and Technical Assistance Procedure documents dated February 11, 2002.

3. FIBER AND CABLE

A. Emergency Repair. Provider shall correct or repair cable discontinuity or damage. Provider shall use commercially reasonable efforts to repair cable traffic discontinuity within the following timeframes:

    o Dispatch of personnel to problem area - immediately upon learning of discontinuity

    o Arrival of first maintenance employee on site - within four (4) hours of learning of discontinuity

    o Restoration of cable continuity - continuity of at least one fiber shall be established within six (6) hours of learning of discontinuity; restoration shall continue until all in-service fibers are restored

    o    Electronic failure response time is two (2) hours.

B. Permanent Repair. Within twenty-four (24) hours after completion of an emergency repair, Provider shall - commence its planning for permanent repair, shall notify Customer of such plans, and shall implement such permanent repair within an appropriate time thereafter.

C. Splicing Specifications. Provider shall comply with the cable splicing specifications as provided in the Fiber Lease Agreement. Provider shall provide to Customer any modifications to these specifications for Customer's approval, which shall not be unreasonably withheld or delayed, so long as the modifications do not substantially deviate from industry standards.

4. MISCELLANEOUS

A. Full-Time Dispatch Capability. Provider's maintenance employees shall be available for dispatch twenty-four (24) hours a day, seven (7) days a week. Provider shall use commercially reasonable efforts to have its first maintenance employee at the site requiring an emergency maintenance activity within four (4) hours from the time of alarm identification by Provider's NCC or notification by Customer, whichever occurs first. Emergency maintenance is defined as any service-affecting situations requiring an immediate response.

B. Standard of Care; Cooperation. In performing its services hereunder, Provider shall take workmanlike care to prevent impairment to the signal continuity and performance of the System. In addition, Provider shall reasonably cooperate with Customer in sharing information and analyzing the disturbances regarding the cable and/or fiber facilities.


                               Exhibit B, Page 2

EXECUTION COPY                                                      CONFIDENTIAL

C. Customer Equipment. Nothing contained herein shall make Provider responsible for Customer Equipment. If, however, Provider agrees to maintain Customer Equipment, Customer shall provide equipment spares, vendor training and documentation for each technician along the System route when Customer uses equipment different from that used by Provider.

D. Escalation List. Provider shall, at Customer's request, provide Customer an operations escalation list for use in reporting and seeking redress of exceptions noted in Provider's performance of maintenance.



                               Exhibit B, Page 3

EXECUTION COPY

CONFIDENTIAL PORTION MARKED [*************] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

            FIRST AMENDMENT TO COLLOCATION AND MAINTENANCE AGREEMENT

         THIS FIRST AMENDMENT (this "Amendment") is made by and between WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company ("Provider"), METROMEDIA FIBER NATIONAL NETWORK, INC., a Delaware corporation ("Customer") and METROMEDIA FIBER NETWORK SERVICES, INC. ("MFNS") a Delaware corporation.

                                   Background

Provider and Customer are parties to the Collocation and Maintenance Agreement dated April 26, 2002 (the "Agreement").

On May 20, 2002, Customer and most of its direct and indirect domestic subsidiaries, including MFNS, each filed voluntary petitions for reorganization pursuant to Chapter 11 of title 11 of the United States Code. (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") and Customer is currently operating its business and managing its property as a debtor-in-possession.

The parties now wish to amend the Agreement in accordance with the terms set forth in this Amendment.

NOW THEREFORE, for mutual consideration, the value of which the parties acknowledge, the terms of the Agreement are amended as follows:

1. Capitalized terms not otherwise defined in this Amendment have the meaning ascribed in the Agreement.

2. On the Effective Date, pursuant to Section 20.1, the Agreement as amended is wholly assigned from Lessee to MFNS, and thereafter all references to "Customer" refer to MFNS and MFNN is discharged from further obligation.

3. EXHIBIT A is replaced with EXHIBIT A-1, attached to this Amendment.

4. Section 2.1 is deleted and replaced with the following:

"CHARGES FOR MAINTENANCE. Customer shall pay Provider a maintenance fee of [*****] per fiber mile, per month for the maintenance services set forth in
Article 6 of this Agreement, such amount currently totaling [*******] per month (14,770 fiber miles x [**]). Invoices for such maintenance services shall be issued monthly."

5. Section 3.2 is deleted and replaced with the following:

"3.2 Collocation Sites.

         (a) As of the Effective Date of the First Amendment to this Agreement, Provider agrees to provide and Customer agrees to pay for the Collocation Sites and corresponding

CONFIDENTIAL
PAGE 1 OF 3

EXECUTION COPY

number of racks identified in EXHIBIT A-1 together with associated collocation services ordered by Customer. The current monthly invoice for collocation racks will be [*******].



         (b) Any additional requests by Customer for racks at the Collocation Sites Set forth in Exhibit A-1 shall be considered a request for Additional Services as defined below."

6. Section 9.4 is modified by the addition of the following sentence at the end:

"Such legal remedies include, but shall not be limited to, the termination of this Agreement and the Fiber Agreement."

7. ASSUMPTION AND WAIVER OF SPECIFIC CLAIMS. Following the assumption of the Agreement, if the Agreement is terminated due to Lessee's failure to perform or its rejection thereof, nothing herein constitutes a waiver of Williams Communications' right to a general unsecured claim for all outstanding pre-petition amounts owed under the Agreement and an administrative claim for post-petition damages caused by any breach of the Agreement, or of the right of MFN or any party in interest to object to any such claim. Any and all administrative expense claims will require Williams Communications to satisfy the requirements of the Bankruptcy Code to establish the claim and is without prejudice to any other party's right to contest such claim.

8. EFFECTIVE DATE. This Amendment is effective upon the date of the last signature hereto ("Effective Date"). The parties agree that the new monthly billing rate as specified in paragraph 5 of this Amendment is effective October 1, 2002. To be sure, any invoices rendered during September 2002 for October services, will be adjusted accordingly. Notwithstanding the foregoing, the parties acknowledge that the Amendment must be approved by the Bankruptcy Court pursuant to an order, in form and substance acceptable to Provider and Customer, which provides for, among other things, the following: (i) assumption of the Agreement, as amended, pursuant to section 365 of the Bankruptcy Code, and (ii) a finding that the parties negotiated the Amendment at arm's length and in good faith. If such approval is not obtained on or before October 17, 2002 or such later date as the parties may agree to, this Amendment will be null and void and of no force or effect and Customer agrees to pay the difference between the amended amounts invoiced for October and the actual amounts owed under the Agreement.

9. Except as amended, all of the original terms and conditions of the Agreement continue in full force and effect, neither party is in currently in default, and the Agreement, as amended is hereby ratified and confirmed.

10. This Amendment may be executed in counterparts, each of which taken together constitute one and the same instrument.

Signatures on following page

CONFIDENTIAL
PAGE 2 OF 3

EXECUTION COPY

The parties have executed this Amendment on the dates set forth below above.

METROMEDIA FIBER NETWORK SERVICES, INC., a Delaware corporation


Signature:        /s/ William G. La Perch
          -------------------------------------------------

(Print) Name:      William G. La Perch
              ---------------------------------------------

(Print) Title:     Sr. Vice President
              ---------------------------------------------

(Print) Date:     10/10/02
             ----------------------------------------------




METROMEDIA FIBER NATIONAL NETWORK, INC., a Delaware corporation


Signature:        /s/ William G. La Perch
          -------------------------------------------------

(Print) Name:      William G. La Perch
              ---------------------------------------------

(Print) Title:     Sr. Vice President
              ---------------------------------------------

(Print) Date:      10/10/02
             ----------------------------------------------




WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company


Signature:        /s/ Frank M. Semple
          -------------------------------------------------

(Print) Name:      Frank M. Semple
              ---------------------------------------------

(Print) Title:    Chief Operating Officer
              ---------------------------------------------

(Print) Date:     10/2/02
             ----------------------------------------------

CONFIDENTIAL
PAGE 3 OF 3

   EXECUTION COPY



                                  EXHIBIT A-1

                               COLLOCATION SITES

        SELECTED SEGMENT             POP LOCATIONS     TRANSMISSION SITE LOCATIONS     RACK RATE        # OF
                                                                                                       RACKS
---------------------------------------------------------------------------------------------------------------
ATLN - WASH

Lawrenceville                                         790 Mcart Rd.,                     $[******]        1
                                                      Lawrenceville, GA 30245

Athens (a\k\a Hull)                                   920 Smith Road, Hull, GA           $[******]        1
                                                      30646

Hartwell                                              4260 Liberty Mill Rd.,             $[******]        2
                                                      Hartwell, GA 30643

Greenville                                            9744 Augusta Rd.,                  $[******]        1
                                                      Greenville, SC 29669

SPARTANBURG, SC                   SPARTANBURG POP - BTC BUILDING, 145 N. CHURCH          $[******]        1
                                  ST., SUITE 3, SPARTANBURG, SC 29306

York                                                  2154 Templeton Rd., Clover,        $[******]        2
                                                      SC 29710

CHARLOTTE, NC                     CHARLOTTE POP - 112 N. MEYERS ST., CHARLOTTE, NC       $[******]        1
                                  28202

Salisbury (a\k\a Mt. Ulla)                            295 Upright Rd., Mt. Ulla,         $[******]        1
                                                      NC 28125

Kernersville Jct.                                     LOT #51M, 1334 Old Salem           $[******]        1
                                                      Road, Kernersville, NC 27284

SPUR TO GREENSBORO & RALEIGH, NC

Reidsville                                            1301 Ashley Loop,                  $[******]        1
                                                      Reidsville, NC 27320

Chatham                                               945 Transco Rd., Chatham, VA       $[******]        2
                                                      24531

AppomattFPox                                            Hwy. 691 SW, Appomattox, VA        $[******]        1
                                                      24522

Scottsville Jct.                                      Highway 643, Scottsville, VA       $[******]        1
                                                      24590

SPUR TO RICHMOND, VA

Unionville                                            74444 Everona Rd.,                 $[******]        1
                                                      Unionville, VA 22587

Manassas                                              10699 Piperlane, Manassas,         $[******]        1
                                                      VA 20110
                 ROUTE RACK COUNT                                                                         18

HSTN - DLLS (IXC)

HOUSTON, TX                       HOUSTON POP - 1124 HARDY STREET, HOUSTON, TX            [******]        2
                                  77020

Willis (a\k\a Montgomery Co.)                                 16533 IH 45 NORTH,         $[******]        1
                                                              Willis, TX 77378

Madison                                                       Route 2, Box 213,          $[******]        1
                                                              Madisonville, TX
                                                              77864

   CONFIDENTIAL
   FIRST AMENDMENT TO COLLOCATION AND MAINTENANCE AGREEMENT
   EXHIBIT A-1

   EXECUTION COPY



Buffalo                                                       23433 IH 45 North,         $[******]        2
                                                              Buffalo, TX 75831

Streetman                                                     16108 IH 45 North,         $[******]        1
                                                              Streetman, TX 75859

Ennis                                                         3910 IH 45 North,          $[******]        1
                                                              Ennis, TX 75120
                     ROUTE RACK COUNT                                                                     8

KSCY - DNVR

KANSAS CITY, MO                       KANSAS CITY POP - THE BRYANT BLDG., 1102           $[******]        2
                                      GRAND AVE. #300, KANSAS CITY, MO 64106

Lawrence                                                      13804 246th St.,           $[******]        1
                                                              Lawrence, KS 66044

TOPEKA, KS                            TOPEKA POP - 101 SE MONROE, TOPEKA, KS 66603       $[******]        1

Allen (a\k\a Miller)                                          1836 County Rd. 330,       $[******]        1
                                                              Osage City, KS 66868

Elmdale                                                       RR 1, Elmdale,             $[******]        2
                                                              Cottonwood Falls, KS
                                                              66850

Newton                                                        937 Falcon Road,           $[******]        1
                                                              Newton, KS 67114

Inman                                                         380 Plum Ave.,             $[******]        1
                                                              Inman, KS 67546

Ellinwood                                                     1150 E BARTON CO.          $[******]        1
                                                              ROAD, Ellinwood, KS
                                                              67526

Bison                                                         Rural Rt. 1, Bison,        $[******]        2
                                                              KS 67520

Ellis                                                         Rural Rt. 1, Ellis,        $[******]        1
                                                              KS 67637

Grainfield                                                    1102 COUNTY ROAD 50,       $[******]        1
                                                              Grainfield, KS 67737

Oakley (a\k\a Monument)                                       2317 Daydream Road,        $[******]        1
                                                              Monument, KS 67747

Goodland                                                      5655 County Road           $[******]        1
                                                              #16, Goodland, KS

Burlington (a\k\a Bethune)                                    32353 County Rd. 40,       $[******]        2
                                                              Burlington, CO 80805

Flagler                                                       7250 County Rd. HH,        $[******]        1
                                                              Flagler, CO 80815

Woodrow                                                       1018 HIGHWAY 71,           $[******]        1
                                                              Woodrow, CO 80757

   CONFIDENTIAL
   FIRST AMENDMENT TO COLLOCATION AND MAINTENANCE AGREEMENT
   EXHIBIT A-1

   EXECUTION COPY


Strasburg                                                     2598 S County Rd.,         $[******]        1
                                                              157, Strasburg, CO
                                                              80136
                     ROUTE RACK COUNT                                                                     21

PTLD - SCRM

PORTLAND, OR                          PORTLAND POP - 707 SW WASHINGTON ST., 4TH          $[******]        7
                                      FL., SUITE 410, PORTLAND, OR 97205
                     ROUTE RACK COUNT                                                                     7

SCRM - SLKC

SACRAMENTO, CA                        SACRAMENTO POP II - 770 L. ST., SUITE 120,         $[******]        2
                                      SACRAMENTO, CA 95814

Auburn Alt.                                                   1725 Auburn Ravine         $[******]        1
                                                              Road, Auburn, CA
                                                              95603

Blue Canyon                                                   Blue Canyon Exit off       $[******]        1
                                                              I-80, Blue Canyon,
                                                              CA 95714

Truckee                                                       10136 Hirshdale            $[******]        1
                                                              Road, Truckee, CA
                                                              96161

RENO, NV                              RENO POP - 220 GARDNER ST., RENO, NV 89503         $[******]        2

Hot Springs Flat (a\k\a Fallon)                               Exit 65 off I-80,          $[******]        1
                                                              Nightingale Rd.,
                                                              Fallon, NV 89406

Lovelock                                                      55 Cornell Avenue,         $[******]        1
                                                              Lovelock, NV 89419

Mill City (a\k\a Imlay)                                       Exit 149 on I-80,          $[******]        1
                                                              Lot 14, Block B Mill
                                                              City Acres, Imlay,
                                                              NV 89418

Golconda Butte (a\k\a Winnemucca)                             Exit 187 off I-80,         $[******]        2
                                                              North of
                                                              interchange,
                                                              Winnemucca, NV 89445

Snow Gulch                                                    Exit 222 off I-80,         $[******]        1
                                                              1.9 miles North of
                                                              Access, Snow Gulch,
                                                              NV 89444

Dunphy (a\k\a Eureka)                                         Exit 254 off I-80          $[******]        1
                                                              North, East 3.5
                                                              miles, Eureka, NV
                                                              89821

Hunter (a\k\a McGill)                                         Exit 292 off I-80,         $[******]        1
                                                              North of
                                                              intersection, then
                                                              East, McGill, NV
                                                              89318

Deeth (a\ka Elko)                                             Exit 333 off I-80, 5       $[******]        2
                                                              miles East on North
                                                              Frontage Rd, Elko,
                                                              NV 89835


   CONFIDENTIAL
   FIRST AMENDMENT TO COLLOCATION AND MAINTENANCE AGREEMENT
   EXHIBIT A-1

   EXECUTION COPY



Oasis                                                         Exit 380 off I-80,         $[******]        1
                                                              Oasis, NV 89830

Wendover                                                      3131 East Frontage         $[******]        1
                                                              Road, Wendover, UT
                                                              84083

Barrow                                                        9.5 miles West of          $[******]        1
                                                              I-80, Barro, UT 84083

Timpie (a\k\a Tooele)                                         15516 West Rowley          $[******]        1
                                                              Road, Tooele, UT
                                                              84022

SALT LAKE CITY, UT                    SALT LAKE CITY POP - 5035 HAROLD GATTY                              11
                                      DRIVE, SALT LAKE CITY, UT 84116               [**************
                                                                                         *****]

                     ROUTE RACK COUNT                                                                     32

HSTN - ATLN

HOUSTON, TX                           1124 HARDY STREET, HOUSTON, TX 77020               $[******]        4

Kingwood (a\k\a Huffman or Harris)                            33902                      $[******]        1
                                                              Huffman-Cleveland R,
                                                              Huffman, TX 77336

Sour Lake (a\k\a Hardin)                                      29979 Highway 105,         $[******]        1
                                                              Sour Lake, TX 77659

Buna (a\k\a Jasper)                                           Hwy 62 South, Buna,        $[******]        1
                                                              TX 77612

Ragley (a\k\a Beauregard)                                     17329 Hwy 171 North,       $[******]        1
                                                              Ragley, LA 70657

Basile (a\k\a Evangeline)                                     1919 Hunter Rd.,           $[******]        2
                                                              Basile, LA 70515

Port Barre (a\k\a St. Landre or                               2343 Highway 359,          $[******]        1
Washington)                                                   Washington, LA 70589

Zachary Jct. (a\k\a Feliciana or                              1479 A Highway 964,        $[******]        1
Jackson)                                                      Jackson, LA 70748

SPUR TO NEW ORLEANS, LA

Greensburg (a\k\a St. Helena)                                 Hwy 43 North,              $[******]        1
                                                              Greensburg, LA 70441

Tylertown (a\k\a Walthall)                                    967 Hwy 583,               $[******]        1
                                                              Tylertown, MS 39667

Seminary (a\k\a Covington Co.)                                11 Kelly Creek Road,       $[******]        2
                                                              Seminary, MS 39479

SPUR TO JACKSON, MS

Laurel (a\k\a Jasper or Sandersville)                         1666 Bonner Road,          $[******]        1
                                                              Sandersville, MS
                                                              39477

Quitman (a\k\a Jasper Co.)                                    240 Vyvx Lane,             $[******]        1
                                                              Quitman, MS 39955


   CONFIDENTIAL
   FIRST AMENDMENT TO COLLOCATION AND MAINTENANCE AGREEMENT
   EXHIBIT A-1

   EXECUTION COPY




Linden (a\k\a Merengo or Sweetwater)                          Hwy 69 South,              $[******]        1
                                                              Sweetwater, AL 36782

Selma (a\k\a Dallas Co. or Browns)                            1713 County Road           $[******]        2
                                                              179, Browns, AL 36724

Clanton (a\k\a Chilton or                                     4521 Chilton Road          $[******]        1
Billingsley)                                                  #352, Billingsley,
                                                              AL 36006

SPUR TO BIRMINGHAM, AL

Alexander City (a\k\a Coosa or                                250 Highway 9,             $[******]        1
Kellyton)                                                     Kellyton, AL 35089

Wadley (a\k\a Randolph Co.)                                   1140 County Rd 41,         $[******]        1
                                                              Wadley, AL 36276

Newnan (a\k\a Coweta Co.)                                     65 Mayo Royal Road,        $[******]        1
                                                              Newnan, GA 30263
                     ROUTE RACK COUNT                                                                     25

MPLS - KSCY

MINNEAPOLIS, MN                       511 11TH AVE. SOUTH, SUITE 201, MINNEAPOLIS,       $[******]        2
                                      MN

Northfield                                                    6730 320th Street          $[******]        1
                                                              West, Northfield, MN
                                                              55057

Owantonna (a\k\a Hope)                                        6391 SW 68th Street,       $[******]        1
                                                              Owantonna, MN 55060

Hanlon Town (a\k\a Tenold)                                    807 435th Street,          $[******]        2
                                                              Hanlon Town, IA 50444

Latimer                                                       1825 Finch Avenue,         $[******]        1
                                                              Latimer, IA 50452

Roland                                                        12951 610th Avenue,        $[******]        1
                                                              Roland, IA 50236

DES MOINES, IA                        DES MOINES POP - 4500B CARLISLE ROAD, DES          $[******]        1
                                      MOINES, IA 50317

Osceola                                                       2241-B US Highway          $[******]        2
                                                              69, Osceola, IA 50213

Ridgeway                                                      20469 W. 230th             $[******]        1
                                                              Place, Ridgeway, MO
                                                              64481

Maysville (a\k\a Weathersby)                                  99 Southeast Dallas        $[******]        1
                                                              Road, Weathersby, MO
                                                              64497

Plattsburgh (a\k\a Lilly)                                     2821 Southwest             $[******]        1
                                                              Street, Plattsburg,
                                                              MO 64497

                     ROUTE RACK COUNT                                                                     14


   CONFIDENTIAL
   FIRST AMENDMENT TO COLLOCATION AND MAINTENANCE AGREEMENT
   EXHIBIT A-1

   EXECUTION COPY


SCRM - SNFC

SACRAMENTO, CA                        SACRAMENTO POP II - 1005 'B' STREET,               $[******]        2
                                      SACRAMENTO, CA 95814

Bay Point                                                     487 Canal Road, Bay        $[******]        1
                                                              Point, CA 94565

Creed                                                         6732 Creed Road,           $[******]        1
                                                              Suisin City, 94585

SAN FRANCISCO, CA                     SAN FRANCISCO POP - 200 PAUL ST., 4TH FLOOR,       $[******]        4
                                      SAN FRANCISCO, CA 94124                                            --
                     ROUTE RACK COUNT                                                                     8
                                                                                                        ---
               GRAND TOTAL RACK COUNT                                                                   133
                                                                                                        ===

   CONFIDENTIAL
   FIRST AMENDMENT TO COLLOCATION AND MAINTENANCE AGREEMENT
   EXHIBIT A-1

CONFIDENTIAL PORTION MARKED [*************] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

            SECOND AMENDMENT TO COLLOCATION AND MAINTENANCE AGREEMENT

         THIS SECOND AMENDMENT (this "Amendment") is made by and between WILTEL COMMUNICATIONS, LLC, a Delaware limited liability company ("Provider") and METROMEDIA FIBER NETWORK SERVICES, INC. ("Customer") a Delaware corporation.

                                   Background

Metromedia Fiber National Network, Inc ("MFNN") and Provider entered into that certain Collocation and Maintenance Agreement dated April 26, 2002, as amended October 10, 2002 (the "Agreement").

The Agreement was wholly assigned by MFNN to Customer on October 10, 2002.

The parties now wish to amend the Agreement to change the total maintenance fee obligation to conform to the number of Lessee Fibers under the Fiber Lease Agreement and to add certain Collocation Sites in accordance with the terms set forth in this Amendment.

NOW THEREFORE, for mutual consideration, the value of which the parties acknowledge, the terms of the Agreement are amended as follows:

1. Capitalized terms not otherwise defined in this Amendment have the meaning ascribed in the Agreement.

2. The clause in Section 2.1 "such amount currently totaling $[******] per month (14,770 fiber miles x $[*])" is deleted and replaced with "such amount currently totaling $[******] per month (14,410 fiber miles x $[*]):

3. Pursuant to Section 3.2 (a)(ii) of the Agreement, Customer hereby agrees that, in addition to the Collocation Sites listed in the Agreement, Customer shall pay for the additional Collocation Sites and corresponding number of racks identified under both "Phase 1" and "Phase 2" in EXHIBIT A-1 to this Amendment (the "Additional Collocation Sites"). The Parties further agree to update and replace Exhibit A-1 at such time that all Additional Collocation Sites for "Phase 2" of that exhibit have been identified. All Additional Collocation Sites will be invoiced by WiltTel at the following rates:

         $[***] per rack per month at Transmission Sites (Op/Amp)

         $[***] per rack per month at POPs.

Such rates shall include HVAC and 20amps of negative 48v DC power per rack. Each additional 10 amps up to 60 amps per rack total at the Additional Collocation Sites shall be charged to Customer at the rate of $[***] per month. Customer shall pay a non-recurring charge for initial installation of racks and the provision of initial excess power requirements at the Additional Collocation Sites as follows:


CONFIDENTIAL
SECOND AMENDMENT TO COLLOCATION AND MAINTENANCE AGREEMENT
PAGE 1 OF 3

         $[*****] per Transmission Site (Op/Amp)

         $[*****] per POP

No other non-recurring charges shall apply to the initial installations at the Additional Collocation Sites. Thereafter, except as set forth in paragraph 4, all other non-recurring charges set forth in Subsection 2.2(b), (c), (d) and (e) of the Agreement shall apply to the Additional Collocation Sites.

4. The parties acknowledge that the list of Additional Collocation Sites is subject to amendment pursuant to a Master Agreement for Professional Services of even date herewith between Customer and Williams Communications Managed Services, LLC. Customer will not be charged any additional fees under Subsections 2.2(b), (c) , (d) or (e) for such an amendment.

5. EFFECTIVE DATE. This Amendment is effective upon the date of the last signature hereto ("Effective Date").

6. Except as amended, all of the terms and conditions of the Agreement continue in full force and effect, neither party is in currently in default, and the Agreement, as amended is hereby ratified and confirmed.

7. This Amendment may be executed in counterparts, each of which taken together constitute one and the same instrument.

Signatures on following page

CONFIDENTIAL
SECOND AMENDMENT TO COLLOCATION AND MAINTENANCE AGREEMENT
PAGE 2 OF 3

The parties have executed this Amendment on the dates set forth below above.

METROMEDIA FIBER NETWORK SERVICES, INC., a Delaware corporation


Signature:        /s/ William G. La Perch
          -------------------------------------------

(Print) Name:      William G. La Perch
              ---------------------------------------

(Print) Title:     SVP - Network Services
              ---------------------------------------

(Print) Date:      2/14/03
             ----------------------------------------


WILTEL COMMUNICATIONS, LLC, a Delaware limited liability company


Signature:        /s/ T. J. Gallagher
          -------------------------------------------

(Print) Name:      T. J. Gallagher
              ---------------------------------------

(Print) Title:    VP & GM, Business Development
              ---------------------------------------

(Print) Date:     2/14/03
             ----------------------------------------


CONFIDENTIAL
SECOND AMENDMENT TO COLLOCATION AND MAINTENANCE AGREEMENT
PAGE 3 OF 3

                                   EXHIBIT A-1

                          ADDITIONAL COLLOCATION SITES


                                                                PHASE 1

SALT LAKE CITY TO DENVER
                                                                                                       WCG             MFN
    SITE                            ADDRESS                          CITY                    ST        TYPE         # OF RACKS
    ----                             -------                         ----                    --        ----         ----------

SALT LAKE CITY              5035 HAROLD GATTY DRIVE               SALT LAKE CITY              UT       POP              0

  COALVILLE               1779 SOUTH EAST WANSHIP ROAD              COALVILLE                 UT      OP/AMP            1

HILLIARD FLATS                14563 STATE HWY 150                    EVANSTON                 WY      OP/AMP            1

 FORT BRIDGER                  3602 STATE HWY 412                  FORT BRIDGER               WY      OP/AMP            1

LITTLE AMERICA        7 CTY. RD.4-90 AMERICAN METHANOL RD.         GREEN RIVER                WY      REGEN             2

 SOUTH BAXTER           740 CTY. RD.30 SOUTH BAXTER ROAD           SOUTH BAXTER               WY      OP/AMP            1

  TABLE ROCK             168 CTY. RD.55 TABLE ROCK ROAD             TABLE ROCK                WY      OP/AMP            1

 ECHO SPRINGS               5.9M SO. SH789 EXIT 187                  RAWLINS                  WY      OP/AMP            1

   SINCLAIR                 6M SOUTH OFF PLANT ROAD                  SINCLAIR                 WY      OP/AMP            1

 ELK MOUNTAIN                   3M NORTH ON SH72                   ELK MOUNTAIN               WY      REGEN             2

 WEST LARAMIE                   824 HERRICK LANE                     LARAMIE                  WY      OP/AMP            1

   CHEYENNE                       310 ROAD 206                    GRANITE CANYON              WY      OP/AMP            1

     NUNN                  13485 WELD COUNTY ROAD 108                  NUNN                   CO      OP/AMP            1

 PLATTEVILLE                    350 FRONT STREET                   PLATTEVILLE                CO      OP/AMP            1

    DENVER                 910 15TH STREET SUITE 716                  DENVER                  CO       POP              4
                                                                                                                       --
                                                                                                              TOTAL    19
                                                                                                                       ==




MINNEAPOLIS TO BROADVIEW (CHICAGO)

                                                                                                       WCG             MFN
    SITE                            ADDRESS                          CITY                    ST        TYPE         # OF RACKS
    ----                             -------                         ----                    --        ----         ----------
   MINNEAPOLIS             511 11TH AVENUE SUITE 210               MINNEAPOLIS               MN       POP               1

     ROBERTS                   597 HIGHLAND DRIVE                    ROBERTS                 WI      OP/AMP             1

    MENOMONIE                 NORTH 6156 CTY RD. E                  MENOMONIE                WI      OP/AMP             1

    FALL CREEK                EAST 13435 CTY RD. D                  FALL CREEK               WI      OP/AMP             1

    MERRILLAN                WEST 10022 GARAGE ROAD                 MERRILLAN                WI      REGEN              2

      TOMAH                   29179 DORSETT AVENUE                    TOMAH                  WI      OP/AMP             1

   GRAND MARSH                  2655 5TH AVENUE                    GRAND MARSH               WI      OP/AMP             1

   PARDEEVILLE              NORTH 7883 STATE HWY 44                PARDEEVILLE               WI      OP/AMP             1

     MADISON                     612 WEST MAIN                       MADISON                 WI       POP               2

     DOUSMAN                   311 VENTURE DRIVE                     DOUSMAN                 WI      OP/AMP             1

    MILWAUKEE            507 SOUTH 2ND STREET SUITE 200             MILWAUKEE                WI       POP               1

       ZION                    43185 NORTH HWY 41                      ZION                  IL      OP/AMP             1

CHICAGO II (BRVW)              2101 ROBERTS DRIVE                   BROADVIEW                IL       POP               0
                                                                                                                       --
                                                                                                              TOTAL    14
                                                                                                                       ==






CONFIDENTIAL
SECOND AMENDMENT TO COLLOCATION AND MAINTENANCE AGREEMENT
EXHIBIT A-1